As filed with the U.S. Securities and Exchange Commission on January 11, 2019

1933 Act File No. 333-226136

1940 Act File No. 811-09475

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☒	Post-Effective Amendment No. 1

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 15

Nuveen AMT-Free Municipal Credit Income Fund

(Exact name of Registrant as Specified in Charter)

333 West Wacker Drive, Chicago, Illinois 60606

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(Registrant’s Telephone Number, including Area Code): (800) 257-8787

Gifford R. Zimmerman

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:

Frank P. Bruno Jonathan B. Miller Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Eric F. Fess Chapman and Cutler LLP 111 W. Monroe Street Chicago, IL 60603
Approximate Date of Proposed Public Offering:
From time to time after the effective date of this Registration Statement.

If the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☐  When declared effective pursuant to section 8(c)

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated January 11, 2019

BASE PROSPECTUS

$550,000,000

Nuveen AMT-Free Municipal Credit Income Fund

COMMON SHARES

MUNIFUND PREFERRED SHARES

The Offerings. Nuveen AMT-Free Municipal Credit Income Fund (the “Fund”) is offering, on an immediate, continuous or delayed basis, in one or more offerings, common shares (the “Common Shares”) or MuniFund Preferred Shares (“MFP Shares,” and the Common Shares and the MFP Shares, collectively, the “Securities”). The Fund may offer and sell Securities to or through underwriters, through dealers or agents that the Fund designates from time to time, directly to purchasers or through a combination of these methods. In connection with any offering of Securities, the Fund will deliver a prospectus supplement describing such offering, including, as applicable, the names of any underwriters, dealers or agents and information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which the Fund may offer Securities, see “Plan of Distribution.”

The Fund. This prospectus, together with any prospectus supplement, sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. The Fund is a diversified, closed-end management investment company. The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC, believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “NVG.” Unless otherwise specified in the applicable prospectus supplement, the MFP Shares will not be listed or traded on any securities exchange. An investment in MFP Shares may be illiquid and there may be no active secondary trading market.

Investing in the Securities involves risks. See “Risk Factors” beginning on page 9. You should consider carefully these risks together with all of the other information in this prospectus and any related prospectus supplement before making a decision to purchase any of the Securities.

(continued on next page)

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[•], 2019

(continued from previous page)

Investment Objectives and Policies. The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued. As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined herein) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes. As non-fundamental investment policies, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined herein) and at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental investment policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization, which includes below-investment-grade or unrated securities judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC (“NAM”). There can be no assurance that the Fund will achieve its investment objectives.

Leverage. The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended. The Fund may source leverage through a number of methods including the issuance of preferred shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of its fees to NAM) based on a percentage of Managed Assets. Because Managed Assets for this purpose includes the assets acquired from the Fund’s use of leverage, Nuveen Fund Advisors and NAM may have a conflict of interest in determining whether the Fund should use or increase leverage. See “Use of Leverage” and “The Fund’s Investments.” There is no assurance that the Fund’s leveraging strategy will be successful. Leverage involves special risks. See “Risk Factors—Leverage Risk.”

You should read this prospectus, together with any prospectus supplement, which contains important information about the Fund, before deciding whether to invest in Securities and retain it for future reference. A statement of additional information, dated [•], 2019, and as it may be supplemented (the “SAI”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 69 of this prospectus, annual and semi-annual reports to shareholders when available and other information about the Fund and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus, except to the extent specifically incorporated by reference in the SAI. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s website (www.sec.gov).

The Securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference into this prospectus and any related prospectus supplement. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of Securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus and any related prospectus supplement is accurate as of any date other than the respective dates on the front covers. The Fund’s business, financial condition and prospects may have changed since that date.

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FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition. The Fund acknowledges that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Fund.

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PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus, in any prospectus supplement and in the statement of additional information, dated [•], 2019, and as it may be supplemented (the “SAI”), including the documents incorporated by reference, prior to making an investment in the Fund, especially the information set forth under the heading “Risk Factors.”

The Fund	Nuveen AMT-Free Municipal Credit Income Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $.01 par value per share (the “Common Shares”), are traded on the New York Stock Exchange (the “NYSE”) under the symbol “NVG.” See “Description of Securities—Common Shares.” As of December 31, 2018, the Fund had 202,552,895 Common Shares outstanding and net assets applicable to Common Shares of $3,185,708,791.

As of the date of this prospectus, the Fund has outstanding one series of MuniFund Preferred Shares (“MFP Shares”), consisting of 4,054 Series A MFP Shares, and five series of Variable Rate Demand Preferred Shares (“VRDP Shares”), consisting of 1,790 Series 1 VRDP Shares, 3,854 Series 2 VRDP Shares, 1,800 Series 4 VRDP Shares, 3,405 Series 5 VRDP Shares and 3,267 Series 6 VRDP Shares. See “Description of Securities—Preferred Shares.” MFP Shares, VRDP Shares and any other preferred shares of the Fund as may be outstanding from time to time are collectively referred to as “Preferred Shares.”

Investment Objectives and Policies	The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Investment Adviser”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

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As a non-fundamental investment policy that may be changed by the Fund’s trustees without prior shareholder notice, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental investment policy subject to change by the Fund’s trustees upon 60 days’ notice to shareholders, under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

As a non-fundamental investment policy that may be changed by the Fund’s trustees without prior shareholder notice, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”), which includes below-investment-grade securities or unrated securities judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”).

Additionally, as a non-fundamental policy, the Fund:

•

may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that NAM may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or

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another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

•	may invest up to 15% of its Managed Assets in inverse floating rate securities.

•

may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund also may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income. For purposes of determining compliance with the Fund’s investment policies and for purposes of calculating Managed Assets, the Fund will value eligible derivatives at market value or fair value instead of notional value. See “The Fund’s Investments—Portfolio Composition—Derivatives.”

During temporary defensive periods or in order to help keep the Fund’s assets fully invested, including during the period within which the net proceeds of an offering of Securities are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its total assets in short-term investments, including high quality, short-term debt securities that may be either tax-exempt or taxable.

There can be no assurance that the Fund will achieve its investment objectives. See “Risk Factors” and “The Fund’s Investments—Investment Objectives and Policies.”

Investment Adviser	Nuveen Fund Advisors is the Fund’s investment adviser, responsible for overseeing the Fund’s overall investment strategy and its implementation.

Nuveen Fund Advisors, a registered investment adviser, offers advisory and investment management services to a broad range

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of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2018, Nuveen managed approximately $988.4 billion in assets, of which approximately $142.8 billion was managed by Nuveen Fund Advisors.

Sub-Adviser	NAM serves as the Fund’s investment sub-adviser and is an affiliate of Nuveen Fund Advisors. NAM is a registered investment adviser. NAM oversees the day-to-day investment operations of the Fund.

The Offerings	The Fund may offer, on an immediate, continuous or delayed basis, in one or more offerings, up to $550,000,000 of Common Shares or MFP Shares in any combination (collectively, the “Securities”), at prices and on terms to be determined at the time of the offering. The Fund may offer and sell Securities to or through underwriters, through dealers or agents the Fund designates from time to time, directly to one or more purchasers or through a combination of these methods. In connection with any offering of Securities, the Fund will deliver a prospectus supplement describing such offering, including, as applicable, the names of any underwriters, dealers or agents involved in the sale of Securities and the applicable purchase price, fee, commission and/or discount arrangement between the Fund and the underwriters, or among underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.”

The prospectus supplement for an offering of Common Shares also will include information regarding risk factors specific to an investment in Common Shares, fund expenses, trading and net asset value of the Common Shares, the dividend reinvestment plan for Common Shares and other details concerning the offering. See “Description of Securities—Common Shares.”

The prospectus supplement for an offering of MFP Shares also will include information regarding the risk factors specific to an

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investment in the MFP Shares, the series designation, redemption terms, the dividend rate, material U.S. federal income tax considerations and other details concerning the offering. The terms and conditions of the MFP Shares of each series will be specified in a Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares (the “Statement”) and a Supplement to the Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares (the “Statement Supplement”), forms of which are filed as exhibits to the registration statement of which this prospectus is a part. See “Description of Securities—Preferred Shares—MuniFund Preferred Shares.”

Use of Proceeds	Unless otherwise specified in a prospectus supplement, the Fund will use the net proceeds from any sales of Securities pursuant to this prospectus to make investments in accordance with the Fund’s investment objectives and policies or to redeem outstanding Preferred Shares. See “Use of Proceeds.”

Federal Income Tax	The Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund generally does not expect to have to pay U.S. federal income tax. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other requirements, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. Additionally, in order to qualify as a regulated investment company, the Fund must meet certain distribution requirements. The failure to pay distributions could result in the Fund ceasing to qualify as a regulated investment company. Nevertheless, the Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gains. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of Securities may be adversely affected by changes in tax rates and policies.

In addition, the Fund treats the Preferred Shares, including MFP Shares, as equity in the Fund for U.S. federal income tax purposes. If the Preferred Shares were treated as debt rather than as equity for such purposes, the timing and character of distributions could be affected.

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See “Risk Factors—Tax Risks” and “—Taxability Risk” and “Tax Matters.”

Use of Leverage	The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). See “The Fund’s Investments—Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities,” “Risk Factors—Inverse Floating Rate Securities Risk,” “Risk Factors—Reverse Repurchase Agreement Risk” and “Risk Factors—Borrowing Risks” in this prospectus and “Investment Restrictions” in the SAI. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. The Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The Fund currently employs leverage primarily through its outstanding Preferred Shares.

The Fund may also borrow for temporary purposes permitted by the 1940 Act. The Fund, along with certain other funds managed by Nuveen Fund Advisors (the “Participating Funds”), are party to a committed unsecured credit facility (the “Facility”) provided by a group of lenders, under which Participating Funds may borrow for temporary purposes only. Outstanding balances drawn by the Fund, or any other Participating Fund, will bear interest at a variable rate and is the liability of such Fund. The Facility is not intended for sustained levered investment purposes. A large portion of the Facility’s capacity (and corresponding annual costs, excluding interest cost) is currently allocated by Nuveen Fund Advisors to a small number of Participating Funds, which does not include the Fund. The Facility has a 364-day term and will expire in July 2019 unless extended or renewed.

The Fund may reduce or increase leverage based upon changes in market conditions and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings. So long as the rate of net income received on the Fund’s investments exceeds the then current expense on any leverage, leverage will generate more net income than if the Fund had not used leverage. If so, the excess net income will be available to pay higher distributions to common shareholders. However, if the rate of net income received from

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the Fund’s portfolio investments is less than the then current expense on outstanding leverage, the Fund may be required to utilize other Fund assets to make expense payments on outstanding leverage, which may result in a decline in Common Share net asset value and reduced net investment income available for distribution to common shareholders.

The use of leverage creates additional risks for common shareholders, including increased variability of the Fund’s net asset value, net income and distributions in relation to market changes. The prospectus supplement for an offering of Common Shares will describe those risks in more detail.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of its fee to the Fund’s sub-adviser, NAM) based on a percentage of Managed Assets. Managed Assets for this purpose includes the proceeds realized and managed from the Fund’s use of leverage as set forth in the Fund’s investment management agreement. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objectives, and will base its decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage will advance the Fund’s investment objectives. However, a decision to increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ and NAM’s management fees. Thus, Nuveen Fund Advisors and NAM may have a conflict of interest in determining whether the Fund should use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by only increasing the Fund’s use of leverage when it determines that such increase is in the best interest of the Fund and is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees of the Fund (the “Board”).

There is no assurance that the Fund will continue to use leverage or that the Fund’s use of leverage will work as planned or achieve its goals.

Exchange Listing	Common Shares: The Common Shares are listed on the NYSE under the symbol “NVG.”

MFP Shares: Unless otherwise specified in the applicable prospectus supplement, the MFP Shares will not be listed or traded on any securities exchange.

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Custodian and Transfer Agent; Tender and Paying Agent	State Street Bank and Trust Company (“State Street” or the “Custodian”) serves as custodian of the Fund’s assets. Computershare Inc. and Computershare Trust Company, N.A. serve as transfer agent for the Common Shares. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent.”

The Bank of New York Mellon (the “Tender and Paying Agent”) will serve as tender and paying agent and as the calculation agent, transfer agent and registrar, dividend disbursing agent, and paying agent and redemption price disbursing agent for the MFP Shares. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent.”

Risk Factors	Investment in the Fund involves risk. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risk Factors” in this prospectus and the applicable prospectus supplement for a discussion of the principal risks you should consider before making an investment in the Fund. The specific risks applicable to a particular offering of Securities will be set forth in the related prospectus supplement.

Governing Law	The Fund’s Declaration of Trust (the “Declaration of Trust”) is, and each Statement and Statement Supplement for MFP Shares will be, governed by the laws of the Commonwealth of Massachusetts.

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RISK FACTORS

Investing in the Securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion, together with the risk factors included in the applicable prospectus supplement, describes the principal risks associated with an investment in the Common Shares and MFP Shares of the Fund.

Credit Risk

Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a municipal security satisfies the rating requirements described under “The Fund’s Investments” at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, NAM will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. This means that the Fund may be invested in municipal securities that have become involved in bankruptcy or insolvency proceedings; and may invest in municipal securities that are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities).

Below Investment Grade Risk

Municipal securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal when due, and are susceptible to default or decline in market value due to adverse economic and business developments. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from changing interest rates and/or a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an

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investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In the event of an economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers will likely increase. Similarly, downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Fund’s net asset value and the market value of its Common Shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade municipal securities than the market for investment grade municipal securities. The prices quoted by different dealers for below investment grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade municipal securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of such below investment grade securities are typically highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

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The Fund may invest in distressed securities. This means the Fund may be invested in municipal securities issued by issuers that have become involved in bankruptcy or insolvency proceedings and may invest in municipal securities issued by issuers experiencing financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these issuers can cause their securities to be particularly risky, although they also may offer the potential for high returns. These issuers’ securities may be considered speculative, and the ability of the issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the issuers. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Economic and Political Events Risk

The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the bonds’ creditworthiness and value.

Recent Market Circumstances

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile.

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Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (“EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response

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of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Legislation and Regulatory Risk

At any time after the date of this prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the Commodity Futures Trading Commission (the “CFTC”) has released final rules under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear.

The Securities and Exchange Commission (the “SEC”) also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund. While the nature of any such regulations, if adopted, is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse effect on the Fund.

Additionally, the Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by the CFTC pursuant to its authority under the Commodity Exchange Act of 1936, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures)

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or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

Inflation Risk

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in shares of the Fund or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Fund’s shares and dividends on the Fund’s shares may decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Inverse Floating Rate Securities Risk

The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. See “The Fund’s Investments—Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal rates fall. Inverse floating rate securities generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, because of the leveraged nature of such investments, inverse floating rate securities will increase or decrease in value at a greater rate than the underlying fixed rate municipal bonds held by the tender option bond. As a result, the market value of such securities generally is more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In the Investment Adviser’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party granting liquidity to the floating rate security holders of a special purpose trust. The Fund may enter into such recourse agreements (i) when the

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liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third-party granting liquidity to the floating rate security holders the special purpose trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund’s investment in inverse floating rate securities creates leverage that provides an opportunity for increased Common Share net income and returns, but also creates the risk that Common Share long-term returns will be reduced if the cost of leverage exceeds the net return on the Fund’s investment portfolio.

Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

The amount of fees paid to Nuveen Fund Advisors and NAM for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets. This may create an incentive for Nuveen Fund Advisors and NAM to leverage the Fund by investing in inverse floating rate securities. Therefore, Nuveen Fund Advisors and NAM may have a conflict of interest in determining whether to increase the Fund’s leverage, including through investment in inverse floating rate securities.

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There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Reverse Repurchase Agreement Risk

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price and date, thereby establishing an effective interest rate. The Fund’s use of reverse repurchase agreements, in economic essence, constitute a secured borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. However, the effective borrowing rate paid by the Fund to the reverse repurchase agreement counterparty will be treated as taxable income, unlike the effective borrowing rate paid by the Fund on Preferred Shares or on inverse floating rate securities, which is generally tax-exempt to the recipient, meaning that the effective borrowing rate paid by the Fund on a reverse repurchase agreement would, all other things being equal, tend to be higher than those other forms of leverage. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date if such roll is requested by the Fund or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser (lender) fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Interest Rate Risk

Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features, in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield. Greater sensitivity to changes in interest rates typically corresponds to higher volatility and higher risk.

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Yield curve risk is the risk associated with either a flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. When market interest rates, or yields, increase, the price of a bond will decrease and vice versa. When the yield curve shifts, the price of the bond, which was initially priced based on the initial yield curve, will change in price. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows, and the price of the bond will change accordingly. If the bond is short-term and the yield decreases, the price of this bond will increase. If the yield curve steepens, this means that the spread between long- and short-term interest rates increases. Therefore, long-term bond prices, like the ones held by the Fund, will decrease relative to short-term bonds. Changes in the yield curve are based on bond risk premiums and expectations of future interest rates. Because the Fund will invest generally in longer-term municipal securities, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested generally in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Fund’s use of leverage, as described herein, will tend to increase Common Share interest rate risk.

Leverage Risk

The use of leverage creates special risks for common shareholders, including the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares than a comparable portfolio without leverage. The use of leverage in a declining market will likely cause a greater decline in Common Share net asset value, which may result in a greater decline of the Common Share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the net asset value of and net income payable with respect to the Common Shares. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns if they are not sufficient to cover the costs of leverage. Nuveen Fund Advisors, based on its assessment of market conditions, may increase or decrease the Fund’s level of leverage. Such changes may impact the Fund’s distributions and the valuation of the Common Shares in the secondary market. There is no assurance that the Fund will continue to utilize leverage or that the Fund’s use of leverage will be successful. Furthermore, the amount of fees paid to Nuveen Fund Advisors and NAM for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets, which may create an incentive for Nuveen Fund Advisors to leverage the Fund or increase the Fund’s leverage. Certain types of leverage used by the Fund may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, Preferred Share purchasers, liquidity providers, rating agencies that may rate the preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may affect whether the Fund is able to maintain its desired amount of leverage. At this time, Nuveen Fund Advisors does not believe that any such potential investment limitations will impede it from managing the Fund’s portfolio in accordance with its investment objectives and policies. See “Use of Leverage.” The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above and magnify the Fund’s leverage risk. The risk of loss attributable to the Fund’s use of leverage is borne by common shareholders.

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Municipal Securities Market Risk

Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the 2008–2009 market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Investment Adviser’s and/or NAM’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company for U.S. federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Special Risks Related to Certain Municipal Securities

The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are

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deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (the “MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Income Risk

The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Fund’s income available over time to make dividend payments with respect to the Preferred Shares, including MFP Shares, could drop as well if the Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Fund holds residual interest municipal bonds.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that will result in a decrease in the portfolio’s current earnings rate.

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Call Risk

If interest rates fall, it is possible that issuers of callable bonds with higher interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, call risk may be increased.

Illiquid Securities Risk

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to another exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Economic Sector Risk

The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

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Derivatives Risk

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Fund Advisors and NAM correctly forecasts market values, interest rates and other applicable factors. If Nuveen Fund Advisors and NAM incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. See “—Hedging Risk,” “—Counterparty Risk,” and “—Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty” below and “The Fund’s Investments—Derivatives and Hedging Strategies” in the SAI.

Risk of Swaps and Swap Options

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by NAM not only of the referenced asset, rate or index, but also of the swap itself. If Nuveen Fund Advisors and/or NAM is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. In addition, the price at which the Fund may close out such a two-party contract may not correlate with the price change in the underlying reference asset. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.

The Fund may write (sell) and purchase put and call swap options. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Risk of Financial Futures and Options Transactions

The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. The Fund’s use of certain transactions to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that NAM’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from these securities. If the Fund decides to use futures contracts or options on futures contracts for hedging purposes, the Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for the Fund that are greater than those which would otherwise apply to the Fund under applicable rules of the exchanges and the CFTC. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Hedging Risk

The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to Nuveen Fund Advisors and NAM’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that Nuveen Fund Advisors and NAM’s judgment in this respect will be correct. In addition, no

22

assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. See “The Fund’s Investments—Derivatives and Hedging Strategies” in the SAI.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions in the past have incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such hardships reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty

The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class. Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a nondefaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all

23

of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Tax Risk

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”) under Subchapter M of the Code, the Fund must, among other requirements, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates (which the Tax Cuts and Jobs Act reduced to 21%) without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for U.S. federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of any Fund taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular U.S. federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in U.S. federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the U.S. federal income tax consequences of their investments.

The Fund treats its Preferred Shares as equity for U.S. federal income tax purposes. If such shares were treated as indebtedness instead, the income from such shares would not qualify as exempt-interest dividends and might have to be reported on an accrual basis. In addition, the Fund’s ability to characterize distributions to common shareholders as exempt-interest dividends could be curtailed.

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Generally, the Fund’s investments in inverse floating rate securities do not generate taxable income.

See “Tax Matters.”

Taxability Risk

The Fund invests in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and NAM will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities.

Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxable as long-term capital gains. See “Tax Matters.”

Insurance Risk

The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation.

Borrowing Risks

The Fund may borrow for temporary or emergency purposes, including to pay dividends, clear portfolio transactions or repurchase its shares. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market such borrowings might be outstanding for longer periods of time.

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Other Investment Companies Risk

The Fund may, subject to the limitations of the 1940 Act and/or pursuant to exemptive relief from the SEC, invest in the securities of other investment companies including open-end and closed-end funds and ETFs. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Common Shares) will be diminished. Additionally, the Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. An ETF that is based on a specific index, whether stock or otherwise, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of shares of ETFs and closed-end funds may differ from their net asset value.

Cybersecurity Risk

Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Certain Affiliations of the Fund

Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Fund Advisors, NAM, Nuveen and/or TIAA. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including

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an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Potential Conflicts of Interest Risk

Nuveen Fund Advisors and NAM each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, Nuveen Fund Advisors and NAM may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, as amended, NAM may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds, other commingled funds, collateralized loan obligations, collateralized debt obligations, simplified employee pension accounts and other private funds. For additional information about potential conflicts of interest, and the way in which Nuveen Fund Advisors and NAM address such conflicts, please see the SAI.

Anti-Takeover Provisions

The Declaration of Trust and the Fund’s By-Laws (the “By-Laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their Common Shares at a premium over the then current price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

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FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common Share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The Fund’s annual financial statements and financial highlights as of and for the fiscal years ended October 31, 2018, October 31, 2017, October 31, 2016, October 31, 2015 and October 31, 2014 have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal years ended prior to October 31, 2014 has been audited by other auditors. A copy of the Fund’s Annual Reports may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s websites is not part of this prospectus, except to the extent specifically incorporated by reference in the SAI. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

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Selected data for a Common Share outstanding throughout each period:

	Year Ended October 31,
	2018	2017		2016		2015	2014	2013
Per Share Operating Performance
Beginning Common Share Net Asset Value	$16.39	$16.64		$16.03		$16.24	$14.62	$16.33

Investment Operations:
Net Investment Income (Loss)	0.81	0.84		0.73		0.77	0.71	0.60
Net Realized/Unrealized Gain (Loss)	(0.88)	(0.19)		0.77		(0.13)	1.72	(1.46)
Net Investment Income (Loss) to ARPS Shareholders(a)	0.00	0.00		0.00		0.00	0.00	0.00
Net Realized/Unrealized Gain (Loss) to ARPS Shareholders(a)	0.00	0.00		0.00		0.00	0.00	0.00

Total	(0.07)	0.65		1.50		0.64	2.43	(0.86)

Less Distributions to Common Shareholders:
From Net Investment Income	(0.84)	(0.87)		(0.86)		(0.75)	(0.70)	(0.74)
From Accumulated Net Realized Gains	0.00	(0.03)		(0.03)		(0.10)	(0.07)	(0.11)

Total	(0.84)	(0.90)		(0.89)		(0.85)	(0.77)	(0.85)

Common Share:
Discount from Common Shares Repurchased and Retired	0.00	0.00		0.00		0.00 *	(0.01)	0.00 *

Discount Per Share Repurchased through Tender Offer	0.00	0.00		0.00		0.00	(0.03)	0.00

Ending Net Asset Value	$15.48	$16.39		$16.64		$16.03	$16.24	$14.62

Ending Common Share Price	$13.40	$15.17		$15.05		$14.05	$14.14	$12.75
Common Share Total Returns:
Based on Net Asset Value(b)	(0.50)%	4.25%		9.40%		4.04%	16.78%	(5.46)%
Based on Share Price(b)	(6.49)%	7.10%		13.46%		5.53%	17.35%	(14.46)%
SUPPLEMENTAL DATA/RATIOS
Ending Net Assets (000)	$3,134,970	$3,319,775		$3,370,157		$427,104	$433,092	$434,851
Ratios to Average Net Assets Before Reimbursement(c)
Expenses(e)	2.40%	2.05%		1.81%		1.50%	1.75%	2.03%
Net Investment Income Loss	5.02%	5.26%		4.87%		4.81%	4.56%	3.87%
Ratios to Average Net Assets After Reimbursement(c)(d)
Expenses(e)	N/A	2.04	(g)%	1.75	(g)%	N/A	N/A	N/A
Net Investment Income Loss	N/A	5.27	(g)%	4.93	(g)%	N/A	N/A	N/A
Portfolio Turnover Rate(f)	15%	18%		21%		26%	13%	32%
Auction Rate Preferred (ARPS) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—		$—		$—	$—	$—
Asset Coverage Per $25,000 Share	$—	$—		$—		$—	$—	$—
MuniFund Term Preferred (MTP) Shares at the End of Period(h)
Aggregate Amount Outstanding (000)	$—	$—		$—		$—	$—	$108,000
Asset Coverage Per $25,000 Share	$—	$—		$—		$—	$—	$31.69
Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$240,400		$240,400		$—	$—	$92,500
Asset Coverage Per $100,000 Share	$—	$304,955		$304,005		$—	$—	$316,883
Variable Rate Demand Preferred (VRDP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$1,411,600	$1,411,600		$1,411,600		$179,000	$179,000	$—
Asset Coverage Per $100,000 Share	$272,535	$300,955		$304,005		$338,606	$341,951	$—
MuniFund Preferred (MFP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$405,400	$—		$—		$—	$—	$—
Asset Coverage Per $100,000 Share	$272,535	$—		$—		$—	$—	$—
ARPS, MTP , VMTP, VRDP and/or MFP Shares at the End of Period:
Asset Coverage Per $1 Liquidation Preference	$2.73	$3.01		$3.04		$—	$—	$3.17

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Selected data for a Common Share outstanding throughout each period:

	Year Ended October 31,
	2012	2011	2010	2009
Per Share Operating Performance
Beginning Common Share Net Asset Value	$15.03	$15.20	$14.80	$12.85

Investment Operations:
Net Investment Income (Loss)	0.82	0.91	0.90	1.00
Net Realized/Unrealized Gain (Loss)	1.42	(0.22)	0.39	1.77
Net Investment Income (Loss) to Fund ARPS Shareholders(a)	0.00	(0.01)	(0.01)	(0.06)
Net Realized/Unrealized Gain (Loss) to Fund ARPS Shareholders(a)	0.00	0.00	0.00 *	0.00

Total	2.24	0.68	1.28	2.71

Less Distributions to Common Shareholders:
From Net Investment Income	(0.90)	(0.85)	(0.84)	(0.76)
From Accumulated Net Realized Gains	(0.04)	0.00 *	(0.04)	0.00

Total	(0.94)	(0.85)	(0.88)	(0.76)

Common Share:
Discount from Common Shares Repurchased and Retired	0.00	0.00	0.00	0.00 *

Ending Net Asset Value	$16.33	$15.03	$15.20	$14.80

Ending Common Share Price	$15.82	$14.32	$14.80	$13.85
Common Share Total Returns:
Based on Net Asset Value(b)	15.30%	4.83%	8.89%	21.54%
Based on Share Price(b)	17.44%	2.89%	13.51%	28.72%
SUPPLEMENTAL DATA/RATIOS
Ending Net Assets (000)	$486,750	$448,070	$452,908	$441,207
Ratios to Average Net Assets Before Reimbursement(c)
Expenses(e)	2.08%	1.95%	1.89%	1.25%
Net Investment Income Loss	5.17%	6.12%	5.79%	6.86%
Ratios to Average Net Assets After Reimbursement(c)(d)
Expenses(e)	2.05%	1.84%	1.71%	0.98%
Net Investment Income Loss	5.20%	6.23%	5.98%	7.12%
Portfolio Turnover Rate(f)	29%	7%	2%	9%
Auction Rate Preferred (ARPS) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$91,950	$91,950
Asset Coverage Per $25,000 Share	$—	$—	$81,628	$80,165
MuniFund Term Preferred (MTP) Shares at the End of Period(g)
Aggregate Amount Outstanding (000)	$108,000	$108,000	$108,000	$108,000
Asset Coverage Per $25,000 Share	$34.28	$32.35	$32.65	$32.07
Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$92,500	$92,500	$—	$—
Asset Coverage Per $100,000 Share	$342,768	$323,476	$—	$—
Variable Rate Demand Preferred (VRDP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$—	$—	$—	$—
MuniFund Preferred (MFP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$—	$—	$—	$—
ARPS, MTP , VMTP, VRDP and/or MFP Shares at the End of Period:
Asset Coverage Per $1 Liquidation Preference	$3.43	$3.23	$3.27	$3.21

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)

Total Return Based on Common Share net asset value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last

30

dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Preferred Shares issued by the Fund.
(d)

The expense ratios reflect, among other things, all interest expense and other costs related to Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Year Ended October 31,
2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
1.37%	1.02%	0.78%	0.46%	0.75%	1.06%	1.05%	0.90%	0.84%	0.08%

(e)	After expense reimbursement from the Investment Adviser, where applicable. As of March 31, 2012 the Investment Adviser is no longer reimbursing the Fund for any fees and expenses.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(g)	During the fiscal years ended October 31, 2017 and October 31, 2016, the Investment Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its reorganization.
(h)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares outstanding were as follows:

	2014	2013	2012	2011	2010	2009
Series 2014 (NVG PRCCL)
Ending Market Value per Share	$—	$10.09	$10.12	$10.10	$10.22	$9.98
Average Market Value per Share	10.05^	10.11	10.16	10.12	10.19	10.03	^^

^	For the period November 1, 2013 through December 23, 2013.
^^	For the period October 19, 2009 (first issuance date of shares) through October 31, 2009.
*	Rounds to less than $0.01 per share.
N/A	Fund does not have or no longer has a contractual reimbursement with the Investment Adviser.

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THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on July 12, 1999, pursuant to the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts. The Fund’s Common Shares are listed on the NYSE under the symbol “NVG.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, the Fund will use the net proceeds from any sales of Securities pursuant to this prospectus to make investments in accordance with the Fund’s investment objectives and policies or to redeem outstanding Preferred Shares.

To the extent a portion of the net proceeds from an offering are used to make investments, the relevant prospectus supplement will include an estimate of the length of time it is expected to take to invest such proceeds. The Fund anticipates that the net proceeds will be invested shortly following completion of the offering and in any event expects the time period to be less than three months. To the extent a portion of the net proceeds from an offering are used to redeem outstanding Preferred Shares, the Fund anticipates that such redemptions will be effected as soon as practicable after completion of the relevant offering.

Pending the use of proceeds, as described above, the Fund anticipates investing the proceeds in high-quality, short-term investments.

DESCRIPTION OF SECURITIES

The following is a brief description of the material terms of the Common Shares and the Preferred Shares, including MFP Shares, of the Fund, except that the series designation, redemption terms, dividend rate or rates, and other details concerning any MFP Shares issued under the registration statement of which this prospectus is a part will be disclosed in a prospectus supplement.

The following provides information about the Fund’s outstanding Securities as of December 31, 2018:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	0	202,552,895
Preferred Shares	Unlimited
VRDP:
Series 1	1,790	0	1,790
Series 2	3,854	0	3,854
Series 4	1,800	0	1,800
Series 5	3,405	0	3,405
Series 6	3,267	0	3,267
MFP:
Series A	4,054	0	4,054

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Common Shares

The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, including MFP Shares issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares when issued, are fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and have no preemptive or conversion rights or rights to cumulative voting. A copy of the Declaration of Trust is filed with the SEC as an exhibit to the Fund’s registration statement of which this prospectus is a part. A copy may be obtained as described under “Where You Can Find More Information.”

Each whole Common Share has one vote with respect to matters upon which a shareholder vote is required, and each fractional share shall be entitled to a proportional fractional vote consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. Whenever the Fund incurs borrowings and/or Preferred Shares are outstanding, common shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares are listed on the NYSE and trade under the ticker symbol “NVG.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Common shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Common shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Preferred Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board, by action of the Board

33

without the approval of the common shareholders. As indicated above, the Fund currently has outstanding Preferred Shares consisting of VRDP Shares and MFP Shares. Copies of the Declaration of Trust, and the applicable statement establishing and fixing the rights and preferences of Preferred Shares of the applicable series, and, if applicable, the related supplement, are (or will be when the relevant MFP Shares are issued, in the case of MFP Shares offered and sold under the Fund’s registration statement of which this prospectus is a part) filed with the SEC as exhibits to the registration statement. Copies may be obtained as described under “Where You Can Find More Information.”

Currently, the outstanding VRDP Shares of certain series have a remarketing feature and the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The purchase agreement for the outstanding VRDP Shares of each such series requires the applicable liquidity provider to purchase from holders all outstanding VRDP Shares of such series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding VRDP Shares of the applicable series prior to termination of the purchase agreement for such series, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Fund has not obtained an alternate purchase agreement before the termination date. The liquidity provider for the outstanding VRDP Shares of each applicable series entered into a purchase agreement with respect to such series, subject to periodic extension by agreement with the Fund.

The outstanding VRDP Shares and MFP Shares of each series have a specified term redemption date and may be subject to earlier optional or mandatory redemption by the Fund, in whole or in part, in certain circumstances, such as in the event of a failure by the Fund to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period. With respect to each series of outstanding VRDP Shares that has a liquidity provider, the Fund has an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared), shares of such series purchased by the liquidity provider pursuant to its obligation under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed.

Ranking and Priority of Payment

Each Preferred Share, including each MFP Share, ranks and will rank on parity with each other and other Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share, including each MFP Share, ranks and will rank senior in priority to the Common Shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Dividends and Distributions

The holders of Preferred Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Declaration of Trust and applicable law, cumulative cash dividends at the dividend rate for the Preferred Shares of such series payable on the dividend payment dates with respect to the Preferred Shares of such series. Holders of Preferred Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess

34

of full cumulative dividends on the Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Voting Rights

Preferred Shares, including MFP Shares, are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus, the applicable prospectus supplement or the SAI and except as otherwise required by applicable law, Preferred Shares, including MFP Shares, would vote together with the holders of Common Shares as a single class.

Holders of Preferred Shares, including MFP Shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. The remaining trustees will be elected by the holders of Common Shares and the holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accumulated dividends are unpaid on the Preferred Shares, including MFP Shares, the holders of all outstanding Preferred Shares, including MFP Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares would be required, in addition to the single class vote of the holders of Preferred Shares and Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Redemption, Purchase and Sale of Preferred Shares

The terms of the Preferred Shares of any series may provide that they may be subject to optional or mandatory redemption by the Fund at certain times or under certain circumstances, in whole or in part, at the liquidation preference per share plus accumulated dividends. The terms for optional redemption of MFP Shares of any series may provide for the payment of a redemption premium, which will be described in the applicable prospectus supplement. Any redemption or purchase of Preferred Shares, including MFP Shares, by the Fund will reduce the leverage applicable to Common Shares, while any issuance of Preferred Shares by the Fund would increase such leverage.

Ratings and Asset Coverage

The Fund currently expects that each series of MFP Shares offered will have a long-term rating from at least one NRSRO at the time of issuance. Each of the Fund’s currently outstanding series of Preferred Shares has a long-term rating from one or more NRSROs.

As long as MFP Shares or other Preferred Shares are outstanding, the composition of the Fund’s portfolio will reflect guidelines established by the NRSRO or NRSROs rating such shares. These guidelines may impose requirements different from or in addition to those required under the 1940 Act, and generally include asset coverage requirements, portfolio characteristics such as portfolio diversification and credit rating criteria, and qualitative views on the Fund and Fund management. Although the Fund’s failure to meet such requirements or criteria under applicable guidelines may cause the Fund to sell portfolio positions or to redeem Preferred Shares at inopportune times in an amount necessary to restore compliance with the guidelines, or may result in a downgrade of ratings, the Fund currently does not anticipate that these restrictions or guidelines will impede the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

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There can be no assurance that one or more NRSROs will not alter its or their rating criteria resulting in downgrades of ratings, that the Fund will maintain any ratings of the Preferred Shares, including MFP Shares or, if at any time the Preferred Shares, including MFP Shares, have one or more ratings, that any particular ratings will be maintained. The Fund may, at any time, replace a NRSRO with another NRSRO or terminate the services of any NRSROs then providing a rating for Preferred Shares without replacement, in either case, without the approval of shareholders of the Fund (except as may be otherwise specifically provided for a series of Preferred Shares). In addition, the NRSRO guidelines adopted by the Fund in connection with a NRSRO’s rating of Preferred Shares, including MFP Shares, may be changed or eliminated at any time without the approval of shareholders of the Fund, including in connection with the change or elimination of any or all long-term ratings of the Preferred Shares.

Ratings of the Preferred Shares, including MFP Shares, neither eliminate nor mitigate the risks of investing in Common Shares or Preferred Shares. See “Risk Factors” above and in the applicable prospectus supplement.

MuniFund Preferred Shares

The description of the MFP Shares that may be offered pursuant to the registration statement of which this prospectus is a part set forth below will be supplemented in a related prospectus supplement and will include the following:

•	the series and title of the security;

•	the liquidation preference per share and aggregate liquidation preference of the MFP Shares being offered;

•	the dividend rate or rates on the MFP Shares being offered, or the manner in which the dividend rate or rates will be calculated;

•	any optional or mandatory redemption provisions;

•	any changes in paying agents or security registrar; and

•	any other terms of the MFP Shares being offered.

The prospectus supplement also will contain a description of material U.S. federal income tax consequences relating to the purchase and ownership of the MFP Shares that are described in the prospectus supplement.

The decision to issue MFP Shares or other Preferred Shares is subject to market conditions and to the Board’s belief that leveraging the Fund’s capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the common shareholders described in this prospectus.

Designation of Modes

Initial Mode and Subsequent Modes. The terms and conditions applicable to any series of MFP Shares will be set forth in the Statement relating to that series, as supplemented by the Statement Supplement setting forth the additional terms and conditions applicable to that series upon initial

36

issuance for the period specified in the Statement Supplement. The Fund may have the option with respect to any series of MFP Shares to effect a Mode extension or change after the initial issuance of MFP Shares of that series. The additional or different terms and conditions applicable to the MFP Shares in any subsequent Modes or extensions of any Mode will be set forth in future new or amended Statement supplements effective on the dates set forth in any such new or amended Statement supplements.

Designation of Mode Provisions. In connection with any Mode designated or extended, the Fund, subject to compliance with the terms and conditions of the applicable Statement and Statement Supplement then in effect, without the vote or consent of any holder of MFP Shares, may (i) provide in the Statement Supplement for such Mode for provisions relating solely to such Mode that differ from those provided in the Statement or any other Statement supplement, including, but not limited to, with respect to optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, redemption provisions and modified or new definitions, and (ii), subject to any restrictions on modification specifically set forth in such Statement supplement for a Mode then in effect, modify such Statement supplement then in effect to provide for optional tender provisions, and/or mandatory tender provisions, a liquidity facility or other credit enhancement, and other provisions. Extension of any Mode, and the modification of any provisions relating to such Mode, will be subject to any restrictions on extension or modification set forth in the Statement or in the Statement Supplement for such Mode.

Notices in Respect of Mode Designation or Extension. The Fund will deliver a notice of Mode designation or extension or proposed Mode designation or extension as specified in and otherwise in accordance with the Statement Supplement.

Mandatory Tender of MFP Shares in connection with a Mode Change or Extension. The Statement Supplement will provide that any Mode change or extension will trigger a mandatory tender of all outstanding MFP Shares of the applicable series for transition remarketing into the extended Mode or new Mode.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s investment objectives are:

•	to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals; and

•

to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Investment Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Underrated municipal securities are those whose ratings do not, in the Investment Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by NRSROs, or for other similar reasons. Municipal securities that are

37

undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Investment Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued municipal securities will be based on the Investment Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “enhancement of portfolio value relative to the municipal bond market” refers to the Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Fund’s second investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to holders of Common Shares and holders of Preferred Shares. The Fund is currently required to allocate net capital gains and ordinary income taxable for U.S. federal income tax purposes, if any, proportionately between Common Shares and Preferred Shares. See “Tax Matters.”

It is a fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

As a non-fundamental investment policy that may be changed by the Fund’s trustees without prior shareholder notice, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental policy subject to change by the Fund’s trustees upon 60 days’ notice to shareholders, under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

As a non-fundamental policy that may be changed by the Fund’s trustees without prior shareholder notice, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment-grade securities or unrated securities judged to be of comparable quality by NAM. The Fund may invest in distressed securities. The Fund may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e. rated below C-, at the time of investment), provided, however, that NAM may determine that it is in the best

38

interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

The Fund’s greater allocation to lower rated municipal securities is expected to result in meaningfully higher net earnings. However, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due. In addition, the Fund’s greater allocation to lower rated municipal securities may have a negative effect on one or more long-term ratings of the Fund’s Preferred Shares. See “Risk Factors” for a discussion of the risks associated with an increased exposure to lower rated municipal securities and for a discussion of ratings risks.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Investment Adviser and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy targets apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a NRSRO upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Investment Adviser and/or the Sub-Adviser may consider such factors as the Investment Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs. The ratings of S&P Global Ratings, Moody’s Investors Service, Inc. and Fitch Ratings, Inc. represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the

39

average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Investment Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its total assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns for common shareholders but also creates the possibility that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return of the inverse floating rate securities purchased by the Fund.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are bonds that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry. See “Risk Factors—Special Risks Related to Certain Municipal Securities.”

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. See “—Portfolio Composition—Other Investment Companies” below.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy

40

Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” Common and Preferred Shares, voting together as a single class, and of the holders of a “majority of the outstanding” Preferred Shares voting as a separate class, and with the prior written consent of the liquidity providers for VRDP Shares, such consent to be determined in each liquidity provider’s good faith discretion, and certain other Fund counterparties. A “majority of the outstanding,” under the 1940 Act, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Securities” for additional information with respect to the voting rights of holders of Common Shares and Preferred Shares.

Portfolio Composition

The Fund’s portfolio will be composed principally of the following investments.

Municipal Securities

General. The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from both regular federal income taxes and the federal alternative minimum tax applicable to individuals. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay

41

interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the leverage of the Fund.

The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income taxes.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation. The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the Investment Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and

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typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities. The Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In

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this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating

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rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities. The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Derivatives

The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a municipal securities issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the

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contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a municipal securities issuer, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

See “The Fund’s Investments—Derivatives and Hedging Strategies” in the SAI and “—Segregation of Assets” below.

The requirements for qualification as a RIC may also limit the extent to which the Fund may invest in futures, options on futures and swaps. See “Tax Matters.”

Nuveen Fund Advisors and NAM may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income. With respect to the Fund’s investment policies, for purposes of calculating net assets, the Fund will value eligible derivatives at fair value or market value instead of notional value.

There is no assurance that these derivative strategies will be available at any time or that Nuveen Fund Advisors and NAM will determine to use them for the Fund or, if used, that the strategies will be successful.

Swap Transactions. The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements typically are two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a

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particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. See “—Segregation of Assets” below.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Fund’s Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets. In connection with the Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those

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bonds or market segments. As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds the economic equivalent of leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. See “—Segregation of Assets” below. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions” and above under “Risk Factors—Derivatives Risk—Risk of Swaps and Swap Options.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Nuveen Fund Advisors and/or NAM is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds the economic equivalent of leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such two-party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that

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the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally. The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term municipal securities (i.e., those with average remaining maturities of more than 15 years) or relate to debt securities whose prices NAM anticipates to correlate with the prices of the municipal securities the Fund owns. To accomplish such hedging, the Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities the Fund owns may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities the Fund intends to purchase as a result of a decline in interest rates. The use of futures and options for hedging purposes can be expected to result in taxable income or gain. The Fund currently intends to allocate any taxable income or gain proportionately between its Common Shares and its Preferred Shares. See “Tax Matters.” If futures contracts are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers) among other factors. In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions. A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Successful use of futures by the Fund also is subject to NAM’s ability to predict correctly movements in the direction of the relevant market. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so. The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging the Fund’s portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt

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securities or indexes may serve as a hedge against a modest decline in prices of municipal securities held in the Fund’s portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of municipal securities the Fund intends to acquire. The writing of these options provides a hedge to the extent of the premium received in the writing transaction. The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income.

Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the

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anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from these securities. If the Fund decides to use futures contracts or options on futures contracts for hedging purposes, the Fund will be required to establish an account for such purposes with one or more CFTC-registered FCMs. An FCM could establish initial and maintenance margin requirements for the Fund that are greater than those which would otherwise apply to the Fund under applicable rules of the exchanges and the CFTC.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must maintain liquid assets (often referred to as “asset segregation”), or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments and financial agreements (such as reverse repurchase agreements). Generally, the Fund will maintain an amount of liquid assets with its custodian in an amount at least equal to the amount of its obligations, including the value of unpaid past and future payment obligations, under derivative instruments and financial agreements, in accordance with SEC guidance. However, the Fund also may “cover” certain obligations by other means such as through ownership of the underlying security or financial instrument. The Fund also may enter into offsetting transactions with respect to certain obligations so that its combined position, coupled with any liquid assets maintained by its custodian, equals its net outstanding obligation in related derivatives or financial agreements. In the case of financial futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to financial futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. If the Fund writes credit default swaps, it will segregate the full notional amount of the payment obligation under the credit default swap that must be paid upon the occurrence of a credit event. The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

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The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. Nuveen Fund Advisors and/or NAM will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund may invest in investment companies that are advised by Nuveen Fund Advisors, NAM or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not received or applied for, nor does it currently intend to apply for, any such relief. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act and when determining compliance with its own concentration policy, in each case to the extent the Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments of underlying companies.

NAM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, because the securities of other investment companies may be leveraged, the Fund may indirectly be subject to those risks and magnify the Fund’s leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Portfolio Investments, Investment Policies and Techniques and Investment Restrictions

See “Investment Restrictions” and “The Fund’s Investments” in the SAI for additional information.

USE OF LEVERAGE

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). See “The Fund’s Investments—Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities,” “Risk Factors—Inverse Floating Rate Securities Risk,”

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“Risk Factors—Reverse Repurchase Agreement Risk” and “Risk Factors—Borrowing Risks” in this prospectus and “Investment Restrictions” in the SAI. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. The Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure.

The Fund currently employs leverage primarily through its outstanding VRDP Shares and MFP Shares, both Preferred Shares. As of December 31, 2018, the Fund’s leverage through Preferred Shares and through its investments in inverse floating rate securities was approximately 40% of its Managed Assets.

The Preferred Shares have seniority over the Common Shares. Changes in the value of the Fund’s bond portfolio, including costs attributable to Preferred Shares, will be borne entirely by common shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to Preferred Shares (instead of solely tax-exempt income), the Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders.

The Fund may also borrow for temporary purposes permitted by the 1940 Act. The Fund, along with the Participating Funds, are party to a committed Facility provided by a group of lender, under which Participating Funds may borrow for temporary purposes only. Outstanding balances drawn by the Fund, or any other Participating Fund, will bear interest at a variable rate and is the liability of such Fund. The Facility is not intended for sustained levered investment purposes. A large portion of the Facility’s capacity (and corresponding annual costs, excluding interest cost) is currently allocated by Nuveen Fund Advisors to a small number of Participating Funds, which does not include the Fund. The Facility has a 364-day term and will expire in July 2019 unless extended or renewed.

The Fund may reduce or increase leverage based upon changes in market conditions and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings. So long as the net rate of income received on the Fund’s investments purchased with leverage proceeds exceeds the then current expense on any leverage, the investment of leverage proceeds will generate more net income than if the Fund had not used leverage. If so, the excess net income will be available to pay higher distributions to common shareholders. However, if the rate of net income received from the Fund’s portfolio investments purchased with leverage is less than the then current expense on outstanding leverage, the Fund may be required to utilize other Fund assets to make expense payments on outstanding leverage, which may result in a decline in Common Share net asset value and reduced net investment income available for distribution to common shareholders. See “Risk Factors—Leverage Risk.”

Following an offering of additional Common Shares from time to time, the Fund’s leverage ratio will decrease as a result of the increase in net assets attributable to Common Shares. The Fund’s leverage ratio may decline further to the extent that the net proceeds of an offering of Common Shares are used to reduce the Fund’s leverage. A lower leverage ratio may result in lower (higher) returns to

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common shareholders over a period of time to the extent that net returns on the Fund’s investment portfolio exceed (fall below) its cost of leverage over that period, which lower (higher) returns may impact the level of the Fund’s distributions. See “Risk Factors—Leverage Risk.”

The Fund may use derivatives, such as interest rate swaps with varying terms, in order to manage the interest rate expense associated with all or a portion of its leverage. Interest rate swaps are bi-lateral agreements whereby parties agree to exchange future payments, typically based upon the differential of a fixed rate and a variable rate, on a specified notional amount. Interest rate swaps can enable a Fund to effectively convert its variable leverage expense to fixed, or vice versa. For example, if the Fund issues leverage having a short-term floating rate of interest, the Fund could use interest rate swaps to hedge against a rise in the short-term benchmark interest rates associated with its outstanding leverage. In doing so, the Fund would seek to achieve lower leverage costs, and thereby enhance Common Share distributions, over an extended period, which would be the result if short-term interest rates on average exceed the fixed interest rate over the term of the swap. To the extent the fixed swap rate is greater than short-term market interest rates on average over the period, overall costs associated with leverage will increase (and thereby reduce distributions to common shareholders) than if the Fund had not entered into the interest rate swap(s).

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to NAM) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of most types of leverage (excluding the leverage exposure attributable to the use of futures, swaps and similar derivatives). Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage (including instruments like inverse floating rate securities and reverse repurchase agreements), it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objective. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets, and in turn Nuveen Fund Advisors’ and NAM’s management fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by using leverage only when it determines that it would be in the best interests of the Fund and its common shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance, the Fund’s degree of overall use of leverage and the impact of the use of leverage on that performance.

The 1940 Act generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; however, the term does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made for temporary purposes and in an amount not exceeding five percent of the value of the Fund’s total assets. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Under the 1940 Act, the Fund is not permitted to issue “senior securities representing indebtedness” if, immediately after the issuance of such senior securities representing indebtedness, the asset coverage ratio with respect to such senior securities would be less than 300%. “Senior securities

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representing indebtedness” include borrowings (including loans from financial institutions); debt securities; and other derivative investments or transactions such as reverse repurchase agreements and investments in inverse floating rate securities to the extent the Fund has not fully covered, segregated or earmarked cash or liquid assets having a market value at least equal to its future obligation under such instruments. With respect to any such senior securities representing indebtedness, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities representing indebtedness issued by the Fund.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio with respect to such Preferred Shares would be less than 200%. With respect to any such Preferred Shares, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate liquidation preference of such Preferred Shares.

The Fund is limited by certain investment restrictions and may only issue senior securities that are preferred shares except the Fund may borrow money from a bank for temporary or emergency purposes or for repurchase of its shares only in an amount not exceeding one-third of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings). See “Investment Restrictions” in the SAI. These restrictions are fundamental and may not be changed without the approval of Common Shares and Preferred Shares voting together as a single class.

If the asset coverage with respect to any senior securities issued by the Fund declines below the required ratios discussed above (as a result of market fluctuations or otherwise), the Fund may sell portfolio securities when it may be disadvantageous to do so.

Certain types of leverage used by the Fund may result in the Fund being subject to certain covenants, asset coverage and, or other portfolio composition limits by its lenders, Preferred Share purchasers, liquidity providers, rating agencies that may rate Preferred Shares, or reverse repurchase agreement counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may affect whether the Fund is able to maintain its desired amount of leverage. At this time, Nuveen Fund Advisors does not believe that any such potential investment limitations will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies.

Utilization of leverage is a speculative investment technique and involves certain risks to the common shareholders, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. See “Risk Factors—Leverage Risk.” There is no assurance that the Fund will use leverage or that the Fund’s use of leverage will work as planned or achieve its goals.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the Fund’s management, including supervision of the duties performed by Nuveen Fund Advisors. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

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Investment Adviser, Sub-Adviser and Portfolio Manager

Investment Adviser

Nuveen Fund Advisors, a registered investment adviser, is responsible for overseeing the Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors also has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, the investment management arm of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2018, Nuveen managed approximately $988.4 billion in assets, of which approximately $142.8 billion was managed by Nuveen Fund Advisors.

Sub-Adviser

Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). NAM is a registered investment adviser, and a wholly-owned subsidiary of Nuveen Fund Advisors. Nuveen Asset Management oversees day-to-day investment operations of the Fund.

Portfolio Manager

NAM is responsible for the execution of specific investment strategies and day-to-day investment operations of the Fund. NAM manages the Nuveen funds using a team of analysts and portfolio managers that focuses on a specific group of funds. The day-to-day operation of the Fund and the execution of its specific investment strategies is the primary responsibility of Paul L. Brennan, the designated portfolio manager of the Fund (the “Portfolio Manager”).

Paul L. Brennan, CFA, CPA manages several municipal funds and portfolios. He began working in the financial industry in 1991 when he joined Flagship Financial, which was later acquired by NAM. Mr. Brennan became a portfolio manager in 1994. He received a B.S. from Wright State University. Mr. Brennan holds the Chartered Financial Analyst designation and is a registered CPA (inactive) in the state of Ohio.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787 or by visiting the Fund’s website at www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus or the SAI.

Investment Management and Sub-Advisory Agreements

Investment Management Agreement. Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund (the “Investment Management Agreement”), the Fund

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has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For managed assets over $5 billion	0.4125%

Complex Level Fee. The annual complex-level fee for the Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

For the complex-level fees, managed assets include closed-end fund assets managed by the Investment Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Investment Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Investment Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2018, the complex-level fee rate for the Fund was 0.1595%.

In addition to the fee of Nuveen Fund Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors and NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses

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of independent auditors, expenses of repurchasing shares, expenses associated with any borrowings, expenses of issuing any Preferred Shares, including the MFP Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the basis for the Board’s decision to renew the Investment Management Agreement for the Fund may be found in the Fund’s annual report to shareholders dated October 31 of each year.

Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, NAM will receive from Nuveen Fund Advisors on the fifth business day of each month a management fee equal to 42.8572% of the fees (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to the Investment Adviser under the Investment Management Agreement for the Fund.

A discussion regarding the basis for the Board’s decision to renew the Sub-Advisory Agreement for the Fund may be found in the Fund’s annual report to shareholders dated October 31 of each year.

NET ASSET VALUE

The Fund’s net asset value per Common Share is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of Common Shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

The Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

DISTRIBUTIONS

For a discussion of dividends and other distributions applicable to the Common Shares and the dividend reinvestment plan, see the prospectus supplement relating to the Common Shares being offered.

For a discussion of dividends and other distributions applicable to the MFP Shares, see the prospectus supplement relating to the MFP Shares being offered.

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PLAN OF DISTRIBUTION

The Fund may sell Securities from time to time on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and a related prospectus supplement in any one or more of the following ways: (1) directly to one or more purchasers, (2) through agents for the period of their appointment, (3) to underwriters as principals for resale to the public or (4) through, in the case of the Common Shares, in transactions that are deemed to be “at the market” as defined under Rule 415 under the 1933 Act.

The prospectus supplement will describe the method of distribution of the Securities offered therein.

Each prospectus supplement relating to an offering of Securities will state the terms of the offering, including:

•	the names of any agents or underwriters;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered Securities, the estimated net proceeds the Fund will receive from the sale and the use of proceeds; and

•	any securities exchange on which the offered Securities may be listed.

If any underwriters are involved in the offer and sale, the Securities will be acquired by the underwriters and may be resold by them, either at a fixed public offering price established at the time of offering or from time to time in one or more negotiated transactions or otherwise, at prices related to prevailing market prices determined at the time of sale. Unless otherwise set forth in the applicable prospectus supplement, the obligations of the underwriters to purchase the Securities will be subject to conditions precedent and the underwriters will be obligated to purchase all the Securities described in the prospectus supplement if any are purchased. Any initial public offering price and any discounts or concessions allowed or re-allowed or paid to dealers may be changed from time to time.

The Fund may offer and sell the Securities directly or through an agent or agents designated by the Fund from time to time. An agent may sell securities it has purchased from the Fund as principal to other dealers for resale to investors and other purchasers, and may reallow all or any portion of the discount received in connection with the purchase from the Fund to the dealers. After the initial offering of the Securities, the offering price (in the case of Securities to be resold at a fixed offering price), the concession and the discount may be changed. Any agent participating in the distribution of the Securities may be deemed to be an “underwriter,” as that term is defined in the 1933 Act, of the Securities so offered and sold.

Underwriters, dealers and agents may be entitled, under agreements entered into with the Fund, to indemnification by the Fund against some liabilities, including liabilities under the 1933 Act.

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The place and time of delivery for the Securities in respect of which this prospectus is delivered will be set forth in the applicable prospectus supplement if appropriate.

Unless otherwise indicated in the prospectus supplement, each series of offered MFP Shares will be a new issue of securities for which there currently is no market. Any underwriters to whom MFP Shares are sold for public offering and sale may make a market in such MFP Shares as permitted by applicable laws and regulations, but such underwriters will not be obligated to do so, and any such market making may be discontinued at any time without notice. Accordingly, there can be no assurance as to the development or liquidity of any market for the MFP Shares.

Underwriters, agents and dealers may engage in transactions with or perform services, including various investment banking and other services, for the Fund and/or any of the Fund’s affiliates in the ordinary course of business.

The Fund will bear the expenses of the offering, including but not limited to, the expenses of preparation of this prospectus and the SAI and the prospectus supplement for the offering and the expense of counsel and auditors in connection with the offering.

In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the maximum commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 9% of the initial gross proceeds from the sale of any Securities being sold.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of the Fund’s portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board be divided into three classes with staggered terms. This provision of the By-laws could delay for up to two years the replacement of a majority of the Board. Preferred shareholders, including MFP shareholders, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration of Trust includes other provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration of Trust requires a vote by holders of at least two-thirds of the

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Common Shares and Preferred Shares, including MFP Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees (voting by class or classes of shares that elected such trustee) by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and Preferred Shares, including MFP Shares, voting together as a single class, is required; provided, however, that where only a particular class or series is affected, only the required vote by the applicable class or series will be required. For purposes of the foregoing, the term “recapitalization” shall not mean, without limitation, the issuance or redemption of Preferred Shares pursuant to the terms of the Declaration of Trust or the statement adopted with respect to such Preferred Shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, including MFP Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares, including MFP Shares, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, the affirmative vote of the holders of at least a majority of the Fund’s Preferred Shares, including MFP Shares, outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, including MFP Shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, including MFP Shares, are higher than those required by the 1940 Act. The Board believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders. Under the Fund’s By-Laws, the Board is divided into three classes and such a staggered board could delay for up to two years the replacement of a majority of the Board.

The Declaration of Trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The provisions of the Declaration of Trust described above could have the effect of depriving the shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more

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difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

Reference should be made to the Declaration of Trust and By-Laws on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares trade in the open market at prices that are a function of several factors, including Common Share dividend levels (which are in turn affected by expenses) in comparison to market rates for similar investments, net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s Preferred Shares, including MFP Shares, are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accumulated but unpaid dividends on Preferred Shares, including MFP Shares, due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares, including MFP Shares (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Code, as amended (which

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would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares and Preferred Shares, including MFP Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s Preferred Shares, including MFP Shares outstanding at the time, voting as a separate class; provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or By-Laws. See “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares, including MFP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. As a result, conversion to open-end status may require changes in the management of the Fund’s portfolio in order to meet the liquidity requirements applicable to open-end funds. Because portfolio securities may have to be liquidated to meet redemptions, conversion could affect the Fund’s ability to meet its investment objectives or to use certain investment policies and techniques described above. If converted to an open-end fund, the Fund expects to pay all redemptions in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, new Common Shares may be sold at net asset value plus a sales load. The Board may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its Common Shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Common

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Shares trading at a price equal to their net asset value. Nevertheless, the fact that the Common Shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares, including MFP Shares, are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken. On August 7, 2018, the Fund’s Board renewed the Fund’s open market share repurchase program under which the Fund may repurchase up to 10% of its Common Shares. Since the inception of the Fund’s share repurchase program through October 31, 2018, the Fund has repurchased 202,500 Common Shares under the program.

TAX MATTERS

The following information is meant as a general summary for U.S. holders of an investment in the shares of the Fund. Please see the SAI for additional information. A description of material U.S. federal income tax consequences relating to the purchase and ownership of any Common Shares or MFP Shares being offered will be set forth in the related prospectus supplement. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The recent tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes, generally effective for taxable years beginning after December 31, 2017, to the U.S. federal income tax rules for individuals and corporations. Many of the changes affecting individuals apply only for taxable years beginning after December 31, 2017 and before January 1, 2026. There were only minor changes to the rules specifically affecting RICs, such as the Fund. The Tax Act, however, made numerous other changes to the tax rules affecting shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund has elected and intends to qualify each year as a RIC under Subchapter M of the Code. In order to qualify for treatment as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund generally does not expect to have to pay U.S. federal income tax. The Fund primarily invests in municipal securities (as defined above) issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or municipal securities the income of which is otherwise exempt from regular U.S. federal income taxes. To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for U.S. federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year.

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If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of any Fund taxable year, the Fund would not for that taxable year satisfy the general eligibility test that would otherwise permit it to pay exempt-interest dividends. Substantially all of the Fund’s dividends paid to you are expected to qualify as “exempt-interest dividends,” which are exempt from regular U.S. federal income tax. The Fund does not intend to acquire securities the income of which is subject to the federal alternative minimum tax applicable to individuals. The Tax Act repealed the federal alternative minimum tax for corporations for tax years beginning after December 31, 2017.

The exemption from U.S. federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest received by a RIC on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult with their own tax advisers about state and local tax matters.

In addition to exempt-interest dividends, the Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions are generally subject to regular U.S. federal income tax, whether or not reinvested in additional shares. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are taxable to non-corporate shareholders at rates of up to 20%. The Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income,” which is taxable to non-corporate shareholders at reduced maximum U.S. federal income tax rates.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder that is an individual and not a nonresident alien for U.S. federal income tax purposes and that has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for U.S. federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account.

As a RIC, the Fund will not have to pay U.S. federal income tax in any taxable year provided that it meets certain requirements. The Fund might not distribute some (or all) of its net capital gain. If the Fund does not distribute all of its net capital gain and net investment income, it will be subject to tax at the corporate rate on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders that, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such

65

liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

The Internal Revenue Service (the “IRS”) requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Fund reports dividends made with respect to Common Shares and Preferred Shares as consisting of particular types of income (e.g., exempt interest, net capital gains and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Fund with respect to the year.

Dividends declared by the Fund in October, November or December, payable to shareholders of record in such a month, and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the U.S. federal income tax status of all distributions.

The repurchase, sale or exchange of shares normally will result in capital gain or loss to holders that hold their shares as capital assets. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares may be at least partly attributable to tax-exempt interest income. For corporate taxpayers, both long-term and short-term capital gains are taxed at the same rate that applies to ordinary income. For non-corporate taxpayers, however, long-term capital gains are taxed at rates of up to 20%. Short-term capital gains and other ordinary income are taxed to non-corporate taxpayers at ordinary income rates. If a shareholder sells or otherwise disposes of shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the holder of long-term capital gain (including any amount credited to the holder as undistributed capital gain). Any loss realized by a shareholder on the disposition of shares held six months or less is disallowed to the extent of the amount of exempt-interest dividends received by the shareholder with respect to shares of the Fund. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by substantially identical shares of the Fund (including shares acquired by reason of participation in the dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares, or to the extent the shareholder enters into a contract or option to repurchase shares within such period. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be deemed to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive social security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

The Fund may be required to withhold (as “backup withholding”) U.S. federal income tax for distributions (including exempt-interest dividends) and repurchase proceeds payable to a shareholder if

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the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. The backup withholding rate is 24%. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Fund may invest a portion of its assets in securities that generate income that is not exempt from regular U.S. federal income tax.

With respect to MFP Shares or other Preferred Shares of the Fund, the Fund has received or will receive prior to issuance an opinion from special tax counsel that the Preferred Shares will constitute stock of the Fund, and the foregoing discussion relies on the position that the Preferred Shares will constitute stock of the Fund. Accordingly, distributions with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for U.S. federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the Preferred Shares, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Fund’s treatment of the Preferred Shares as stock. If the IRS were to succeed in such a challenge, holders of Preferred Shares could be treated as having received taxable interest or dividends rather than exempt-interest dividends, which could require them to file amended income tax returns, report additional taxable income and pay additional tax, interest and penalties.

State and Local Tax Matters. The exemption from U.S. federal income tax for exempt-interest dividends generally does not result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, however, the portion of any exempt-interest dividends derived from interest received by the Fund on its holdings of that state’s securities and those of its political subdivisions and instrumentalities is exempt from the state’s income tax. The Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult their own tax advisors about state and local tax matters.

Please refer to the SAI for more detailed information.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street” or the “Custodian”), One Lincoln Street, Boston, Massachusetts 02111. State Street performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend disbursing agent with respect to its Common Shares is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

The Fund expects to enter into a Tender and Paying Agent Agreement with the Tender and Paying Agent, with respect to each series of MFP Shares. The Tender and Paying Agent will serve as the Fund’s transfer agent and registrar, dividend disbursing agent, calculation agent and paying agent and redemption price disbursing agent with respect to the MFP Shares.

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LEGAL MATTERS

Certain legal matters in connection with the Securities will be passed upon for the Fund by Sidley Austin LLP, New York, New York, and any additional legal opinions will be described in a prospectus supplement. Sidley Austin LLP may rely as to certain matters of Massachusetts law on the opinion of Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited Financial Statements and Financial Highlights of the Fund appearing in the Fund’s Annual Report for the fiscal year ended October 31, 2018 are incorporated by reference into the SAI. The audited financial statements and financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such audited financial statements and financial highlights are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The information with respect to the fiscal years ended prior to October 31, 2014 has been audited by other auditors. The principal business address of KPMG LLP is 200 East Randolph Street, Chicago, Illinois 60601.

WHERE YOU CAN FIND MORE INFORMATION

The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act, and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, NE, Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the SEC.

Additional information about the Fund and the Securities can be found in the Fund’s registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the 1934 Act. Additional information may be found on the Internet at http://www.nuveen.com. The information contained in, or that can be accessed through, those websites is not part of this prospectus, except to the extent specifically incorporated by reference in the SAI.

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STATEMENT OF ADDITIONAL INFORMATION

69

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities was filed with the Securities and Exchange Commission and became effective. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and we are not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Supplement dated [•], 20[•]

PROSPECTUS SUPPLEMENT

(To Prospectus dated [•] 2019)

[Up to $[•]]

Nuveen AMT-Free Municipal Credit Income Fund

[[•]] COMMON SHARES, $0.01 PAR VALUE PER SHARE

Nuveen AMT-Free Municipal Credit Income Fund (the “Fund”), a diversified, closed-end management investment company, is offering [up to $[•] of its][[•] common shares, $0.01 par value per share (the “Common Shares”), pursuant to this prospectus supplement.

[The minimum price on any day at which Common Shares may be sold will not be less than the current net asset value per share plus the per share amount of the commission to be paid to the Fund’s distributor, Nuveen Securities, LLC (“Nuveen Securities” or the “Agent”). The Fund and Nuveen Securities will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price. The Fund will distribute the Common Shares offered pursuant to this prospectus supplement through at-the-market transactions.]

Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “NVG.” The closing price for the Common Shares on the NYSE on [•], 20    was $[•]. The net asset value of the Common Shares at the close of business on [•], 20     was $[•] per Common Share.

Common shares of closed-end investment companies, such as the Fund, often trade at a discount to their net asset value. This creates a risk of loss for an investor purchasing common shares in a public offering.

Investing in the Common Shares involves risks. See “Risk Factors” beginning on page S-7 of this prospectus supplement and on page 9 of the accompanying prospectus. You should consider carefully these risks together with all of the other information in this prospectus supplement and the accompanying prospectus before making a decision to purchase Common Shares.

(continued on next page)

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

	Per Share			Total
[Public offering price	$	[	•]	$	[	•]
Underwriting discounts and commissions	$	[	•]	$	[	•]
Proceeds, before expenses, to the Fund(1)	$	[	•]	$	[	•]]

[ (1)

The Fund has granted the underwriters an option exercisable for a period of [•] days from the date of this prospectus supplement to purchase up to [•] additional Common Shares at the public offering price, less the underwriting discount, to cover over-allotments, if any. If the underwriters exercise the option in full, the total underwriting discounts and commissions will be $[•], and the total proceeds, before expenses, to the Fund will be $ [•].]

[The Agent is not required to sell any specific number of Common Shares, but will use its reasonable best efforts to sell the Common Shares being offered as described in “Plan of Distribution.”] [The underwriters are offering the Common Shares as described in “Underwriting.” Delivery of the Common Shares will be made on or about [•], 20[•].]

[Nuveen Securities, LLC] [UNDERWRITER (S)]

[•], 20[•]

(continued from previous page)

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC, believes are underrated or undervalued or that represent municipal market sectors that are undervalued. As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined herein) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes. As non-fundamental investment policies, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined herein) and at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental investment policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization, which includes below-investment-grade or unrated securities judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC. There can be no assurance that the Fund will achieve its investment objectives.

You should read this prospectus supplement, together with the accompanying prospectus, which contains important information about the Fund, before deciding whether to invest in Common Shares and retain it for future reference. A statement of additional information, dated [•], 2019, and as it may be supplemented (the “SAI”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus supplement and the accompanying prospectus. You may request a free copy of the SAI, the table of contents of which is on page 69 of the accompanying prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus supplement, the accompanying prospectus or the SAI. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s website (www.sec.gov).

Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Prospectus Supplement

Prospectus

You should rely only on the information contained or incorporated by reference into this prospectus supplement and the accompanying prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of Common Shares in any state where the offer is not permitted. You should not assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the respective dates on the front covers. The Fund’s business, financial condition and prospects may have changed since that date.

i

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition. The Fund acknowledges that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Fund.

PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus supplement, in the accompanying prospectus and in the statement of additional information, dated [•], 20[•], and as it may be supplemented (the “SAI”), including the documents incorporated by reference, prior to making an investment in the Fund, especially the information set forth under the heading “Risk Factors” beginning on page S-7 of this prospectus supplement and beginning on page 9 in the accompanying prospectus.

The Fund	Nuveen AMT-Free Municipal Credit Income Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $.01 par value per share (the “Common Shares”), are traded on the New York Stock Exchange (the “NYSE”) under the symbol “NVG.” See “Description of Securities—Common Shares” in the prospectus. As of [•], 20[•], the Fund had [•] Common Shares outstanding and net assets applicable to Common Shares of $[•].

As of the date of this prospectus supplement, the Fund has outstanding [one series of MuniFund Preferred Shares (“MFP Shares”), consisting of 4,054 Series A MFP Shares, and five series of Variable Rate Demand Preferred Shares (“VRDP Shares”), consisting of 1,790 Series 1 VRDP Shares, 3,854 Series 2 VRDP Shares, 1,800 Series 4 VRDP Shares, 3,405 Series 5 VRDP Shares and 3,267 Series 6 VRDP Shares]. See “Description of Securities—Preferred Shares” in the prospectus. MFP Shares, VRDP Shares and any other preferred shares of the Fund as may be outstanding from time to time are collectively referred to as “Preferred Shares.”

Investment Objectives and Policies	The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Investment Adviser”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

As a non-fundamental investment policy that may be changed by the Fund’s trustees without prior shareholder notice, under

S-1

normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental investment policy subject to change by the Fund’s trustees upon 60 days’ notice to shareholders, under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

As a non-fundamental investment policy that may be changed by the Fund’s trustees without prior shareholder notice, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”), which includes below-investment-grade securities or unrated securities judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”).

There can be no assurance that the Fund will achieve its investment objectives. See “Risk Factors” and “The Fund’s Investments—Investment Objectives and Policies” in the prospectus.

Investment Adviser	Nuveen Fund Advisors is the Fund’s investment adviser, responsible for overseeing the Fund’s overall investment strategy and its implementation.

Nuveen Fund Advisors, a registered investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and

S-2

other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of [•], 20[•], Nuveen managed approximately $[•] billion in assets, of which approximately $[•] billion was managed by Nuveen Fund Advisors.

Sub-Adviser	NAM serves as the Fund’s investment sub-adviser and is an affiliate of Nuveen Fund Advisors. NAM is a registered investment adviser. NAM oversees the day-to-day investment operations of the Fund.

The Offering

Common Shares the Fund is Offering	[Up to $[•] of Common Shares][ [•]Common Shares]

Common Shares to be Outstanding after this Offering	[•]

Use of Proceeds	The Fund estimates that its net proceeds from this offering after expenses [,assuming the full dollar amount of Common Shares offered pursuant to this prospectus supplement are sold,] [,without exercise of the over-allotment option,] will be approximately $ [•]. [The Fund intends to use the net proceeds to [•].] See “Use of Proceeds.”

Distributions

The Fund pays monthly distributions to common shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors, including dividends payable on Preferred Shares. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. For each taxable year, the Fund will distribute all or substantially all of its net investment income (after it pays accumulated dividends on Preferred Shares). While not currently anticipated, if the Fund makes total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net capital gain for that calendar year, the excess would generally be treated by common shareholders as a return of capital for tax

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purposes. A return of capital reduces a shareholder’s tax basis, which could result in higher taxes when the shareholder sells his or her shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price. In addition, the Fund intends to distribute, at least annually, all or substantially all of its net capital gain and taxable ordinary income, if any, to common shareholders so long as the net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any Preferred Shares then outstanding or pay any interest and required principal payments on borrowings. You may elect to reinvest automatically some or all of your distributions in additional Common Shares under the Fund’s Dividend Reinvestment Plan.

The Fund might not distribute all or a portion of any net capital gain for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay U.S. federal income tax on the retained gain. Provided that the Fund satisfies certain requirements, each common shareholder of record as of the end of the Fund’s taxable year (i) will include in income for U.S. federal income tax purposes, as long-term capital gain, his or her share of the retained gain, (ii) will be deemed to have paid his or her proportionate share of the tax paid by the Fund on such retained gain, and (iii) may be entitled to an income tax credit or refund for that share of the tax. The Fund will treat the retained capital gain amount as a substitute for equivalent cash distributions. See “Distributions” and “Dividend Reinvestment Plan.”

Special Tax Considerations	Because the Fund will invest, under normal circumstances, at least 80% of its Assets in municipal securities that pay interest exempt from regular federal income tax and, under normal circumstances, at least 100% of its Managed Assets in municipal securities that pay interest exempt from the federal alternative minimum tax applicable to individuals at the time of purchase, the dividends paid by the Fund will ordinarily be similarly exempt. Although the Fund expects that under normal circumstances it will not invest in municipal securities the interest on which is subject to the federal alternative minimum tax, at the time of purchase, to the extent a portion of the income from municipal securities in which the Fund invests becomes may be subject to the federal alternative minimum tax, dividends paid by the Fund may be subject to the federal alternative minimum tax. See “Tax Matters” in the prospectus.

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Use of Leverage	The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”). The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). See “The Fund’s Investments—Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities,” “Risk Factors—Inverse Floating Rate Securities Risk,” “Risk Factors—Reverse Repurchase Agreement Risk” and “Risk Factors—Borrowing Risks” in the prospectus and “Investment Restrictions” in the SAI. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. The Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The Fund currently employs leverage primarily through its outstanding Preferred Shares. The Fund may also borrow for temporary purposes permitted by the 1940 Act. See “Use of Leverage.” The Fund may reduce or increase leverage based upon changes in market conditions and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings. So long as the rate of net income received on the Fund’s investments exceeds the then current expense on any leverage, leverage will generate more net income than if the Fund had not used leverage. If so, the excess net income will be available to pay higher distributions to common shareholders. However, if the rate of net income received from the Fund’s portfolio investments is less than the then current expense on outstanding leverage, the Fund may be required to utilize other Fund assets to make expense payments on outstanding leverage, which may result in a decline in Common Share net asset value and reduced net investment income available for distribution to common shareholders.

The Fund currently employs leverage primarily through its outstanding VRDP Shares and MFP Shares, both Preferred Shares. For the fiscal year ended October 31, 2018, the average liquidation value of the VRDP Shares outstanding was $1,411,600,000 and the average annual dividend rate on the VRDP Shares was 1.60%. In addition, the Fund currently pays a liquidity fee and a remarketing fee in connection with four series of VRDP Shares. For the period January 29, 2018 through October 31, 2018, the average liquidation value of the MFP Shares outstanding was $405,400,000 and the average annual dividend rate was 2.12%. For the period November 1, 2017 through January 28, 2018, the average liquidation value

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of the Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding was $240,400,000 and the average annual dividend rate was 2.09%. The VMTP Shares were exchanged for MFP Shares on January 29, 2018.

The use of leverage creates additional risks for common shareholders, including increased variability of the Fund’s net asset value, net income and distributions in relation to market changes. See “Risk Factors—Leverage Risk.”

There is no assurance that the Fund will continue to use leverage or that the Fund’s use of leverage will work as planned or achieve its goals.

Exchange Listing	The Common Shares are listed on the NYSE under the symbol “NVG.”

Risk Factors	See “Risk Factors” in this prospectus supplement, as well as “Risks Factors” and other information included in the accompanying prospectus, for a discussion of the principal risks you should carefully consider before deciding to invest in Common Shares.

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RISK FACTORS

Investing in the Common Shares involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing in the Common Shares you should consider carefully the following risks, as well as the risk factors set forth under “Risk Factors” beginning on page 9 of the accompanying prospectus.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Market Discount from Net Asset Value of Common Shares

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Share of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. [Proceeds from the sale of Common Shares in this offering will be reduced by transaction costs (if applicable, which vary depending on the offering method used).] Net asset value of the Fund and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund. Depending on the premium of the Common Shares at the time of the sale of Common Shares hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs (estimated to be an additional [•]% of offering price assuming a Common Share offering price of $[•] (the Fund’s closing price on the NYSE on [•], 2018)). The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Impact of Offering Method Risk

The issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available for sale. In addition, the Common Shares may be issued at a discount to the market price for such shares, which may put downward pressure on the market price for Common Shares of the Fund.

Tax Risk

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must, among other requirements, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable

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requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates (which the Tax Cuts and Jobs Act reduced to 21%) without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for U.S. federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of any Fund taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular U.S. federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in U.S. federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the U.S. federal income tax consequences of their investments.

The Fund treats its Preferred Shares as equity for U.S. federal income tax purposes. If such shares were treated as indebtedness instead, the income from such shares would not qualify as exempt-interest dividends and might have to be reported on an accrual basis. In addition, the Fund’s ability to characterize distributions to common shareholders as exempt-interest dividends could be curtailed.

Generally, the Fund’s investments in inverse floating rate securities do not generate taxable income.

See “Tax Matters” in the prospectus.

Leverage Risk

The use of leverage creates special risks for common shareholders, including the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares than a comparable portfolio without leverage. The use of leverage in a declining market will likely cause a greater decline in the net asset value per Common Share, which may result in a greater decline of the Common Share price, than if the Fund were not to have used leverage.

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The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the net asset value of and net income payable with respect to the Common Shares. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns if they are not sufficient to cover the costs of leverage. Nuveen Fund Advisors, based on its assessment of market conditions, may increase or decrease the Fund’s level of leverage. Such changes may impact the Fund’s distributions and the valuation of the Common Shares in the secondary market. There is no assurance that the Fund will continue to utilize leverage or that the Fund’s use of leverage will be successful. Furthermore, the amount of fees paid to Nuveen Fund Advisors and NAM for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets, which may create an incentive for Nuveen Fund Advisors to leverage the Fund or increase the Fund’s leverage. Certain types of leverage used by the Fund may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, Preferred Share purchasers, liquidity providers, rating agencies that may rate the Preferred Shares or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may affect whether the Fund is able to maintain its desired amount of leverage. At this time, Nuveen Fund Advisors does not believe that any such potential investment limitations will impede it from managing the Fund’s portfolio in accordance with its investment objectives and policies. See “Use of Leverage.” The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above and magnify the Fund’s leverage risk. The risk of loss attributable to the Fund’s use of leverage is borne by common shareholders.

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SUMMARY OF FUND EXPENSES

The purpose of the table below and the Examples below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The table shows the expenses of the Fund as a percentage of the average net assets applicable to Common Shares, and not as a percentage of total assets or Managed Assets.

Shareholder Transaction Expenses (as a percentage of offering price)
Maximum Sales Charge	4.00	%*
Offering Costs(1)	[	]%
Dividend Reinvestment Plan Fees(2)	$2.50

*

[A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.]

As a Percentage of Net Assets Attributable to Common Shares(3)
Annual Expenses
Management Fees	0.98%
Fees on MFP Shares, VRDP Shares and Interest and Related Expenses from Inverse Floaters(4)	1.37%
Other Expenses(5)	0.05%

Total Annual Expenses	2.40%

(1)	Assuming a Common Share offering price of $[●] (the Fund’s closing price on the NYSE on [●]).
(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct ComputerShare Inc. and ComputerShare Trust Company, N.A. as agent for the common shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.

(3)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended October 31, 2018.
(4)

Currently, the Fund employs leverage through its investments in inverse floating rate securities, its outstanding VRDP Shares and its outstanding MFP Shares. Fees on MFP and VRDP Shares assume annual dividends paid, annual remarketing fees and amortization of offerings costs for both MFP and VRDP Shares, and annual liquidity fees for VRDP Shares. Interest and Related Expenses from Inverse Floaters include interest expense attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). To the extent the Fund creates self-deposited inverse floating rate securities, the Fund recognizes interest expense because accounting rules require the Fund to treat interest paid by such trusts as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of additional interest earned (also indirectly), the Fund’s Net Asset Value (“NAV”) per share, net investment income and total return are not affected by this accounting treatment. The actual fees on MFP and VRDP Shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to Nuveen Fund Advisors and NAM.

(5)

Other Expenses is based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%. See “The Fund’s Investments—Other Investment Companies” in the SAI.

For a more complete description of the Annual Expenses a common shareholder would bear directly or indirectly, see “Management of the Fund—Investment Management and Sub-Advisory Agreements” in the prospectus.

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Examples

The following examples illustrate the expenses including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the fee table above), if any, and estimated offering costs of $[ ], that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Total Expenses, as provided above, remain the same. The examples also assume a 5% annual return.1

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

Example # 2 (Underwritten Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

(1)

The examples assume that all dividends and distributions are reinvested at Common Shares net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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FINANCIAL HIGHLIGHTS

[TO BE FURNISHED AT TIME OF OFFERING]

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the high and low net asset values of the Common Shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the Common Shares.

	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
October 2018	$15.04	$13.40	$16.16	$15.48	(6.06)%	(13.94)%
July 2018	$15.10	$14.52	$16.22	$15.91	(6.39)%	(9.98)%
April 2018	$14.75	$14.32	$16.17	$15.85	(7.29)%	(10.77)%
January 2018	$15.68	$14.67	$16.74	$16.19	(5.52)%	(9.44)%
October 2017	$15.81	$15.17	$16.63	$16.26	(4.36)%	(7.50)%
July 2017	$15.49	$14.73	$16.30	$15.78	(4.62)%	(7.25)%
April 2017	$14.96	$14.06	$15.96	$15.41	(5.62)%	(9.04)%
January 2017	$15.05	$13.90	$16.67	$15.06	(5.36)%	(11.42)%

The net asset value per Common Share, the market price and percentage of premium/(discount) to net asset value per Common Share on January 2, 2019 was $15.77, $14.19 and (10.02)%, respectively. As of December 31, 2018, the Fund had 202,552,895 Common Shares, 14,116 VRDP Shares and 4,054 MFP Shares outstanding and net assets applicable to Common Shares of $3,185,708,791. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in the prospectus.

USE OF PROCEEDS

[The Fund estimates that the net proceeds from the sale of the [•] Common Shares will be approximately $[•] million, after deducting the underwriting discount and estimated offering expenses payable by the Fund [or approximately $[•] million if the underwriters exercise the over-allotment option in full].]

The Fund intends to use the net proceeds of the offering to [•].

DISTRIBUTIONS

The Fund pays regular monthly cash distributions to common shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to preferred shareholders, if any, or interest and required principal payments on borrowings.

The Fund’s ability to maintain a level dividend rate on Common Shares will depend on a number of factors. The net income of the Fund includes all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. For each year, the Fund will distribute all or substantially all of its net investment income. At least annually, the Fund also intends

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to distribute substantially all of its net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and taxable ordinary income, if any, after paying any accrued dividends or making any liquidation payments to holders of Preferred Shares, and interest and required principal payments on borrowings. Although it does not now intend to do so, the Board of Trustees of the Fund (the “Board”) may change the Fund’s dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on outstanding Preferred Shares, including MFP Shares, and expenses and interest on borrowings.

The Fund might not distribute all or a portion of any net capital gain for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay U.S. federal income tax on the retained gain. Each holder of record of Common Shares as of the end of the Fund’s taxable year will include in income for U.S. federal income tax purposes, as long-term capital gain his or her share of the retained gain, will be deemed to have paid his or her proportionate share of the tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat the retained capital gains as a substitute for equivalent cash distributions. While not currently anticipated, if the Fund makes total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and capital gain for that calendar year, the excess will generally be treated by common shareholders as a return of capital for tax purposes.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time without prior notice to shareholders. Any such change would be made subject to a finding by the Fund’s Board that such change is in the best interests of the Fund’s common shareholders.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent (defined below) in additional Common Shares under the Plan. You may elect to participate in the Plan by contacting Nuveen Investor Services at (800) 257-8787. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by ComputerShare Inc. and ComputerShare Trust Company, N.A. as dividend paying agent (the “Plan Agent”).

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price;

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of

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valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3) If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a repurchase of your shares, the Fund (or its administrative agent) may be required to report to the Internal Revenue Service (“IRS”) and furnish to you cost basis and holding period information for the Fund’s shares purchased on or after January 1, 2012 (“covered shares”).

For shares of the Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. In the absence of an election, the Plan will use first-in first-out methodology for tracking and reporting your cost basis on covered shares as its default cost basis method. The cost basis method you use may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. You should consult with your tax advisors to determine the best permitted cost basis method for your tax situation and to obtain more information about how the new cost basis reporting rules apply to you.

Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to ComputerShare, P.O. Box 505000, Louisville, Kentucky, 40233-5000, or by calling (800) 257-8787.

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USE OF LEVERAGE

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). See “The Fund’s Investments—Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities,” “Risk Factors—Inverse Floating Rate Securities Risk,” “Risk Factors—Reverse Repurchase Agreement Risk” and “Risk Factors—Borrowing Risks” in the prospectus and “Investment Restrictions” in the SAI. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. The Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure.

The Fund currently employs leverage primarily through its outstanding VRDP Shares and MFP Shares, both Preferred Shares. As of [•], 2019, the Fund’s leverage through Preferred Shares and through its investments in inverse floating rate securities was approximately [•]% of its Managed Assets.

For [the fiscal year ended October 31, 2018], the average liquidation preference of the Preferred Shares outstanding and the annual dividend rate on the Preferred Shares outstanding were approximately $[•] million and [•]%, respectively. In addition, the Fund currently pays a liquidity fee and a remarketing fee in connection with four series of VRDP Shares. The Preferred Shares have seniority over the Common Shares. Changes in the value of the Fund’s bond portfolio, including costs attributable to Preferred Shares, will be borne entirely by common shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to Preferred Shares (instead of solely tax-exempt income), the Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders.

The Fund may also borrow for temporary purposes permitted by the 1940 Act. The Fund, along with certain other funds managed by Nuveen Fund Advisors (the “Participating Funds”), are party to a committed unsecured credit facility (the “Facility”) provided by a group of lender, under which Participating Funds may borrow for temporary purposes only. Outstanding balances drawn by the Fund, or any other Participating Fund, will bear interest at a variable rate and is the liability of such Fund. The Facility is not intended for sustained levered investment purposes. A large portion of the Facility’s capacity (and corresponding annual costs, excluding interest cost) is currently allocated by Nuveen Fund Advisors to a small number of Participating Funds, which does not include the Fund. The Facility has a 364-day term and will expire in July 2019 unless extended or renewed.

The Fund may reduce or increase leverage based upon changes in market conditions and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings. So long as the net rate of income received on the Fund’s investments purchased with leverage proceeds exceeds the then current expense on any leverage, the investment of leverage

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proceeds will generate more net income than if the Fund had not used leverage. If so, the excess net income will be available to pay higher distributions to common shareholders. However, if the rate of net income received from the Fund’s portfolio investments purchased with leverage is less than the then current expense on outstanding leverage, the Fund may be required to utilize other Fund assets to make expense payments on outstanding leverage, which may result in a decline in Common Share net asset value and reduced net investment income available for distribution to common shareholders. See “Risk Factors—Leverage Risk.”

Following an offering of additional Common Shares from time to time, the Fund’s leverage ratio will decrease as a result of the increase in net assets attributable to Common Shares. The Fund’s leverage ratio may decline further to the extent that the net proceeds of an offering of Common Shares are used to reduce the Fund’s leverage. A lower leverage ratio may result in lower (higher) returns to common shareholders over a period of time to the extent that net returns on the Fund’s investment portfolio exceed (fall below) its cost of leverage over that period, which lower (higher) returns may impact the level of the Fund’s distributions. See “Risk Factors—Leverage Risk.”

The Fund may use derivatives, such as interest rate swaps with varying terms, in order to manage the interest rate expense associated with all or a portion of its leverage. Interest rate swaps are bi-lateral agreements whereby parties agree to exchange future payments, typically based upon the differential of a fixed rate and a variable rate, on a specified notional amount. Interest rate swaps can enable a Fund to effectively convert its variable leverage expense to fixed, or vice versa. For example, if the Fund issues leverage having a short-term floating rate of interest, the Fund could use interest rate swaps to hedge against a rise in the short-term benchmark interest rates associated with its outstanding leverage. In doing so, the Fund would seek to achieve lower leverage costs, and thereby enhance Common Share distributions, over an extended period, which would be the result if short-term interest rates on average exceed the fixed interest rate over the term of the swap. To the extent the fixed swap rate is greater than short-term market interest rates on average over the period, overall costs associated with leverage will increase (and thereby reduce distributions to common shareholders) than if the Fund had not entered into the interest rate swap(s).

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to NAM) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of most types of leverage (excluding the leverage exposure attributable to the use of futures, swaps and similar derivatives). Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage (including instruments like inverse floating rate securities and reverse repurchase agreements), it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objective. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets, and in turn Nuveen Fund Advisors’ and NAM’s management fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by using leverage only when it determines that it would be in the best interests of the Fund and its common shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance, the Fund’s degree of overall use of leverage and the impact of the use of leverage on that performance.

S-16

The 1940 Act generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; however, the term does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made for temporary purposes and in an amount not exceeding five percent of the value of the Fund’s total assets. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Under the 1940 Act, the Fund is not permitted to issue “senior securities representing indebtedness” if, immediately after the issuance of such senior securities representing indebtedness, the asset coverage ratio with respect to such senior securities would be less than 300%. “Senior securities representing indebtedness” include borrowings (including loans from financial institutions); debt securities; and other derivative investments or transactions such as reverse repurchase agreements and investments in inverse floating rate securities to the extent the Fund has not fully covered, segregated or earmarked cash or liquid assets having a market value at least equal to its future obligation under such instruments. With respect to any such senior securities representing indebtedness, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities representing indebtedness issued by the Fund.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio with respect to such Preferred Shares would be less than 200%. With respect to any such Preferred Shares, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate liquidation preference of such Preferred Shares.

The Fund is limited by certain investment restrictions and may only issue senior securities that are Preferred Shares except the Fund may borrow money from a bank for temporary or emergency purposes or for repurchase of its shares only in an amount not exceeding one-third of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings). See “Investment Restrictions” in the SAI. These restrictions are fundamental and may not be changed without the approval of Common Shares and Preferred Shares voting together as a single class.

If the asset coverage with respect to any senior securities issued by the Fund declines below the required ratios discussed above (as a result of market fluctuations or otherwise), the Fund may sell portfolio securities when it may be disadvantageous to do so.

Certain types of leverage used by the Fund may result in the Fund being subject to certain covenants, asset coverage and, or other portfolio composition limits by its lenders, Preferred Share purchasers, rating agencies that may rate Preferred Shares, or reverse repurchase agreement counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may affect whether the Fund is able to maintain its desired amount of leverage. At this time, Nuveen Fund Advisors does not believe that any such potential investment limitations will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies.

S-17

Utilization of leverage is a speculative investment technique and involves certain risks to the common shareholders, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. See “Risk Factors—Leverage Risk.” There is no assurance that the Fund will use leverage or that the Fund’s use of leverage will work as planned or achieve its goals.

Effects of Leverage

Assuming the utilization of leverage through the combination of Preferred Shares and investments in inverse floating rate securities in the aggregate amount of approximately 39% of the Fund’s Managed Assets, at an aggregate cost of leverage of 2.70%, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 1.05% in order to cover such costs of leverage. Of course, these numbers are merely estimates, used for illustration. Actual costs of leverage may vary frequently and may be significantly higher or lower than the rate estimated above. The purpose of the following table is to assist investors in understanding the effects of leverage.

Assumed Portfolio Total Return	-10%	-5%	0%	5%	10%
Common Shares Total Return	-18.12%	-9.92%	-1.73%	6.47%	14.67%

Common Share total return is composed of two elements—Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares and other expenses associated with outstanding Preferred Shares) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal securities investments is entirely offset by losses in the value of those securities.

[ PLAN OF DISTRIBUTION]

[The Fund has entered into a distribution agreement (the “Distribution Agreement”) with Nuveen Securities, LLC (“Nuveen Securities”), which has been filed as an exhibit to the registration statement of which this prospectus is a part. Subject to the terms and conditions of the Distribution Agreement, the Fund may from time to time issue and sell its Common Shares through Nuveen Securities to certain broker-dealers which have entered into selected dealer agreements with Nuveen Securities. Currently, Nuveen Securities has entered into a selected dealer agreement (the “Selected Dealer Agreement”) with [•] (“[•]”) pursuant to which [•] acts as Nuveen Securities’ sub-placement agent with respect to at-the-market offerings of Common Shares. The Selected Dealer Agreement has been filed as an exhibit to the registration statement of which the prospectus forms a part. Subject to the terms and conditions of the Distribution Agreement, the Fund may from time to time issue and sell its Common Shares through Nuveen Securities to certain broker-dealers which have entered into selected dealer agreements with Nuveen Securities.

Common Shares will only be sold on such days as shall be agreed to by the Fund and Nuveen Securities. Common Shares will be sold at prevailing market prices through the National Market System, subject to a minimum price to be established each day by Nuveen Securities. The minimum price on any day will not be less than the current net asset value per Common Share plus the per share amount of the commission to be paid to Nuveen Securities. The Fund, Nuveen Securities and [•] will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

S-18

The Fund will compensate Nuveen Securities with respect to sales of the Common Shares at a fixed commission rate of up to [•]% of the gross proceeds of the sale of Common Shares. Nuveen Securities will compensate sub-placement agents or other broker-dealers participating in the offering at a rate of up to [•]% of the gross proceeds of the sale of Common Shares sold by that sub-placement agent or broker-dealer. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made. In connection with the sale of the Common Shares on behalf of the Fund, Nuveen Securities may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, and the compensation of Nuveen Securities may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further prospectus supplement, Nuveen Securities will act as underwriter on a reasonable efforts basis.

The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Distribution Agreement. The Fund and Nuveen Securities each have the right to terminate the Distribution Agreement in its discretion at any time. The Fund is distributing the shares offered pursuant to this prospectus supplement through at-the-market transactions.

[•], its affiliates and their respective employees hold or may hold in the future, directly or indirectly, investment interests in Nuveen and its funds. The interests held by employees of [•] or its affiliates are not attributable to, and no investment discretion is held by, [•] or its affiliates.

The Fund’s closing price on the NYSE on [•], 20[•] was $[•].

The Fund will bear the expenses of the offering, estimated to total $[•] [(excluding commissions payable to Nuveen Securities]], including but not limited to, the expenses of preparation of this prospectus supplement, the prospectus and SAI for the offering and the expense of counsel and auditors in connection with the offering.

The principal business address of Nuveen Securities is 333 West Wacker Drive, Suite 3300, Chicago, Illinois 60606. ]

[UNDERWRITING]

[TO BE FURNISHED AT TIME OF OFFERING]

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Sidley Austin LLP, New York, New York. [Certain legal matters related to the offering will be passed upon for the underwriters by [•].] Sidley Austin LLP may rely as to certain matters of Massachusetts law on the opinion of Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited Financial Statements and Financial Highlights of the Fund appearing in the Fund’s Annual Report for the fiscal year ended October 31, 2018 are incorporated by reference into the SAI. The audited financial statements and financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated

S-19

herein by reference. Such audited financial statements and financial highlights are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The information with respect to the fiscal years ended prior to October 31, 2014 has been audited by other auditors. The principal business address of KPMG LLP is 200 East Randolph Street, Chicago, Illinois 60601.

WHERE YOU CAN FIND MORE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, NE, Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the SEC.

Additional information about the Fund and the Common Shares can be found in the Fund’s registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the 1934 Act. Additional information may be found on the Internet at http://www.nuveen.com. The information contained in, or that can be accessed through, those websites is not part of this prospectus supplement or the accompanying prospectus, except to the extent specifically incorporated by reference in the SAI.

S-20

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities was filed with the Securities and Exchange Commission and became effective. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and we are not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Supplement dated [•], 20[•]

PROSPECTUS SUPPLEMENT

(To Prospectus dated [•], 2019)

$[•]

Nuveen AMT-Free Municipal Credit Income Fund

[•] SERIES [•] MUNIFUND PREFERRED SHARES

VARIABLE RATE REMARKETED MODE

LIQUIDATION PREFERENCE $[•] PER SHARE

Nuveen AMT-Free Municipal Credit Income Fund (the “Fund”), a diversified, closed-end management investment company, is offering [•] Series [•] MuniFund Preferred Shares (the “Series [•] MFP Shares”), liquidation preference $[•] per share (the “Liquidation Preference”), in the Variable Rate Remarketed Mode (the “VRR Mode,” and the Series [•] MFP Shares, while in the VRR Mode, the “VRRM-MFP Shares”). The VRRM-MFP Shares will be in the VRR Mode until [•], subject to earlier redemption, repurchase or transition to a new Mode (as defined herein) by the Fund.

The dividend rate generally will be the “Regular Dividend Rate,” determined by [•], as remarketing agent (the “Remarketing Agent”), on each Business Day (as defined herein), commencing on the issue date of [•]; provided, that the initial dividend rate for the issue date will be equal to [•]% per annum, plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index published at approximately 4:00 p.m., New York City time on Wednesday, [•], or [•]% per annum if the SIFMA Municipal Swap Index is not so published. The Regular Dividend Rate will be determined by the Remarketing Agent as the minimum rate that would enable the Remarketing Agent to sell all of the outstanding VRRM-MFP Shares on the date of determination for settlement in seven days at a price (without regard to accumulated but unpaid dividends) equal to the aggregate Liquidation Preference thereof. Dividends on the VRRM-MFP Shares generally will be paid monthly on the first Business Day of each month, commencing [•]. Dividends are expected to be exempt from regular U.S. federal income tax and the federal alternative minimum tax applicable to individuals, with exceptions for certain portions that may represent capital gains, if any, from portfolio transactions.

The Remarketing Agent will use its best efforts to remarket in seven days any VRRM-MFP Shares duly tendered by a beneficial owner. If any tendered VRRM-MFP Share is not successfully remarketed, the Fund will redeem all outstanding VRRM-MFP Shares 365 days after the failed remarketing tender date, subject to a prior successful remarketing by the Remarketing Agent of all outstanding VRRM-MFP Shares, as described below.

(continued on next page)

The VRRM-MFP Shares will not be listed or traded on any securities exchange.

The VRRM-MFP Shares will be subject to mandatory redemption by the Fund on [•] (the “Term Redemption Date”), unless earlier redeemed or repurchased by the Fund.

Investing in VRRM-MFP Shares involves risks. See “Risk Factors” beginning on page S-19 and on page 9 of the accompanying prospectus. You should consider carefully these risks together with all of the other information in this prospectus supplement and the accompanying prospectus before making a decision to purchase any of the VRRM-MFP Shares.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price(1)	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to the Fund	$	$

(1)	Plus accumulated dividends, if any, from the Date of Original Issue (as defined herein).

It is expected that the VRRM-MFP Shares will be delivered to investors in book-entry form only, through the facilities of The Depository Trust Company, on or about [•], 20[•].

[UNDERWRITER(S)]

[•], 20[•]

(continued from previous page)

As described above, each beneficial owner of VRRM-MFP Shares will have the right on any Business Day to tender VRRM-MFP Shares for remarketing at the Purchase Price on the seventh calendar day after delivery of a tender notice to the Remarketing Agent, or if such seventh calendar day is not a Business Day, the next succeeding Business Day. The “Purchase Price” is equal to the Liquidation Preference, plus accumulated but unpaid dividends (whether or not earned or declared), if any, to, but excluding, the relevant purchase date. Except as otherwise permitted by the Remarketing Agent, VRRM-MFP Shares may be optionally tendered for remarketing only in minimum amounts of [•] ([•]) VRRM-MFP Shares and multiples of [•] ([•]) VRRM-MFP Shares in excess thereof. If any tendered VRRM-MFP Share is not successfully remarketed, all tendered VRRM-MFP Shares shall be retained by their respective beneficial owners, no tendered VRRM-MFP Shares will be purchased, a “Failed Remarketing Period” will commence and all of the VRRM-MFP Shares will be subject to mandatory redemption on the first Business Day falling on or after the 365th calendar day following the failed remarketing tender date (the “Failed Remarketing Mandatory Redemption Date”), unless, prior to such date, the Remarketing Agent successfully remarkets all of the outstanding VRRM-MFP Shares or the Fund transitions the VRRM-MFP Shares to a new Mode or redeems or repurchases all of the outstanding VRRM-MFP Shares. During the Failed Remarketing Period, the right to optionally tender VRRM-MFP Shares for remarketing will be suspended, dividends will be payable at the Step-Up Dividend Rate (as defined herein), and the Remarketing Agent will use its best efforts to remarket all (but not less than all) of the outstanding VRRM-MFP Shares at the Purchase Price. If the Remarketing Agent finds purchasers for all of the outstanding VRRM-MFP Shares, the VRRM-MFP Shares will be subject to mandatory tender for remarketing by the Remarketing Agent at the Purchase Price. Upon a successful such remarketing, the Remarketing Agent will resume setting the Regular Dividend Rate, the right of beneficial owners to tender their VRRM-MFP Shares for remarketing will resume and the failed remarketing mandatory redemption will be cancelled.

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC, believes are underrated or undervalued or that represent municipal market sectors that are undervalued. As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined herein) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes. As non-fundamental investment policies, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined herein) and at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental investment policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization, which includes below-investment-grade or unrated securities judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC. There can be no assurance that the Fund will achieve its investment objectives.

You should read this prospectus supplement, together with the accompanying prospectus, which contains important information about the Fund, before deciding whether to invest in VRRM-MFP Shares and retain it for future reference. A statement of additional information, dated [•], 2019, and as it may be supplemented (the “SAI”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus supplement and the accompanying prospectus. You may request a free copy of the SAI, the table of contents of which is on page 69 of the accompanying prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus supplement, the accompanying prospectus or the SAI. You may also obtain a copy of the other information regarding the Fund) from the SEC’s website (www.sec.gov).

VRRM-MFP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Prospectus Supplement

Prospectus

You should rely only on the information contained or incorporated by reference into this prospectus supplement and the accompanying prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of VRRM-MFP Shares in any state where the offer is not permitted. You should not assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the respective dates on the front covers. The Fund’s business, financial condition and prospects may have changed since such dates.

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition. The Fund acknowledges that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Fund.

PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus supplement, in the accompanying prospectus and in the statement of additional information, dated [                ], 2019, and as it may be supplemented (the “SAI”), including the documents incorporated by reference, prior to making an investment in the Fund, especially the information set forth under the heading “Risk Factors” beginning on page S-19 of this prospectus supplement and beginning on page 9 in the accompanying prospectus.

The Fund	Nuveen AMT-Free Municipal Credit Income Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $.01 par value per share (“Common Shares”), are traded on the New York Stock Exchange under the symbol “NVG.” See “Description of Securities—Common Shares” in the prospectus. As of [ ], 20[ ], the Fund had [ ] Common Shares outstanding, and net assets applicable to Common Shares of $[ ]. The Fund commenced investment operations on March 25, 2002.

As of the date of this prospectus supplement, the Fund has outstanding [one series of MuniFund Preferred Shares (“MFP Shares”), consisting of 4,054 Series A MFP Shares, and five series of Variable Rate Demand Preferred Shares (“VRDP Shares”), consisting of 1,790 Series 1 VRDP Shares, 3,854 Series 2 VRDP Shares, 1,800 Series 4 VRDP Shares, 3,405 Series 5 VRDP Shares and 3,267 Series 6 VRDP Shares]. See “Description of Securities—Preferred Shares” in the prospectus. MFP Shares, VRDP Shares and any other preferred shares of the Fund as may be outstanding from time to time are collectively referred to as “Preferred Shares.”

Investment Objectives and Policies	The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Investment Adviser”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

As a non-fundamental investment policy that may be changed by the Fund’s trustees without prior shareholder notice, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental investment policy subject to change by the Fund’s trustees upon 60 days’ notice to shareholders, under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

As a non-fundamental investment policy that may be changed by the Fund’s trustees without prior shareholder notice, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”), which includes below-investment-grade securities or unrated securities judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”).

There can be no assurance that the Fund will achieve its investment objectives. See “Risk Factors” and “The Fund’s Investments—Investment Objectives and Policies” in the prospectus.

Investment Adviser	Nuveen Fund Advisors is the Fund’s investment adviser, responsible for overseeing the Fund’s overall investment strategy and its implementation.

Sub-Adviser	NAM serves as the Fund’s investment sub-adviser and is an affiliate of Nuveen Fund Advisors. NAM is a registered investment adviser. NAM oversees the day-to-day investment operations of the Fund.

The Offering	The Fund is offering [•] Series [•] MuniFund Preferred Shares (the “Series [•] MFP Shares”), liquidation preference $[•] per share (the “Liquidation Preference”), in the Variable Rate Remarketed Mode (the Series [•] MFP Shares, while in the Variable Rate Remarketed Mode, the “VRRM-MFP Shares”). See “Underwriting.” The first issuance date of the VRRM-MFP Shares upon the closing of this offering is referred to herein as the “Date of Original Issue.”

Minimum Purchase Amount	The minimum purchase amount in this offering is [•] ([•]) VRRM-MFP Shares. Purchases in excess of the minimum purchase amount may be made only in multiples of [•] ([•]) VRRM-MFP Shares.

VRRM-MFP Shares	The VRRM-MFP Shares are Preferred Shares of the Fund, ranking on parity with each other and other Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Each Preferred Share, including each VRRM-MFP Share, ranks and will rank senior in priority to the Common Shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The VRRM-MFP Shares are being issued in the Variable Rate Remarketed Mode (the “VRR Mode”) designated pursuant to the Statement and the Statement Supplement (each as defined below). So long as the VRRM-MFP Shares are outstanding, they will remain in the VRR Mode until [•], 20[•] (the “Term Redemption Date”), subject to the right of the Fund, at its option, to terminate the VRR Mode and change the VRRM-MFP Shares to a new Mode (as defined below) with different terms. The VRRM-MFP Shares will be subject to mandatory tender in connection with any Mode Change (as defined below), and holders of VRRM-MFP Shares will not have the right or obligation to retain their VRRM-MFP Shares in the new Mode. See “Description of VRRM-MFP Shares—Mode Change” in this prospectus supplement and “Description of Securities—Preferred Shares—MuniFund Preferred Shares—Designation of Modes” in the prospectus.

Variable Rate Remarketed Mode

The terms and conditions described in this prospectus supplement apply to the Series [•] MFP Shares during the VRR Mode. As described in this prospectus supplement, during the VRR Mode, generally the regular dividend rate will be reset by the remarketing agent on each Business Day (as defined herein), and the remarketing agent will use its best efforts to remarket VRRM-MFP Shares properly tendered by the beneficial owner thereof. See “Description of VRRM-MFP Shares.” A complete description of the preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the VRRM-MFP Shares during the VRR Mode can be found in the Fund’s Declaration of Trust (the “Declaration of Trust”), the Statement Establishing and Fixing the Rights and Preferences of Series [•] MuniFund Preferred Shares (the “Statement”) and the Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series [•] MuniFund Preferred Shares (the “Statement Supplement”). These documents are filed with the SEC as exhibits to the Fund’s registration statement of which the prospectus is a part. Copies may be obtained as described under “Where You Can Find More Information.”

“Mode” means the VRR Mode, or any subsequent Mode, including any extension thereof, for which terms and conditions of the Series [•] MFP Shares are designated pursuant to the Statement and the Statement Supplement. See “Description of VRRM-MFP Shares—Mode Change.”

Remarketing Agent	[•], or any successor remarketing agent appointed by the Fund, will serve as the remarketing agent for the VRRM-MFP Shares (the “Remarketing Agent”) pursuant to a remarketing agreement with the Fund and the Investment Adviser (the “Remarketing Agreement”).

The Remarketing Agent will agree to use its best efforts to remarket all VRRM-MFP Shares properly tendered in connection with an optional tender or mandatory tender of VRRM-MFP Shares, set the regular dividend rate and perform certain other duties. See “Description of VRRM-MFP Shares—Remarketing—Remarketing Agent.”

Dividend Provisions

General. Dividends on VRRM-MFP Shares with respect to any Dividend Period will be declared to the holders as their names appear on the registration books of the Fund at the close of business on each day in such Dividend Period and will be paid on each Dividend Payment Date. During the VRR Mode, the “Dividend Period” will generally be a calendar month, and the “Dividend Payment Date” will be the first Business Day of each month commencing [•]. The Fund at its discretion may establish Dividend Payment Dates more frequently than monthly. In connection with any transfer of VRRM-MFP Shares, the transferor as beneficial owner of VRRM-MFP Shares will be deemed to have agreed pursuant to the terms of the VRRM-MFP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the beneficial owner of the VRRM-MFP Shares in exchange for payment of the Purchase Price for such VRRM-MFP Shares by the transferee.

The amount of dividends per VRRM-MFP Share payable on any Dividend Payment Date will equal the sum of the dividends accumulated but not yet paid for the related Dividend Period. The amount of dividends per VRRM-MFP Share accumulated for each such Dividend Period will be calculated by adding the “Dividend Factor” for each calendar day in such Dividend Period. The Dividend Factor for each calendar day in a Dividend Period will be equal to: (x) the Dividend Rate in effect for such calendar day; (y) divided by the actual number of days in the year in which such day occurs (365 or 366); and (z) multiplied by the Liquidation Preference.

Regular Dividend Rate. Subject to certain exceptions as described in this prospectus supplement, the Dividend Rate on the VRRM-MFP Shares will be the “Regular Dividend Rate.”

The initial Regular Dividend Rate, for the Date of Original Issue of [•], will be equal to the sum of [•]% per annum, plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index published at approximately 4:00 p.m., New York City time on Wednesday, [•] or [•]% per annum if the SIFMA Municipal Swap Index is not so published. “SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, a weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg.

Thereafter, the Regular Dividend Rate generally will be determined by the Remarketing Agent on each Business Day, commencing on the Date of Original Issue, by 6:00 p.m., New York City time, for applicability on the following day. The Regular Dividend Rate will be determined by the Remarketing Agent as the minimum rate that would enable the Remarketing Agent to sell all of the outstanding VRRM-MFP Shares on such Business Day for settlement in seven (7) days at a price (without regard to accumulated but unpaid dividends) equal to the aggregate Liquidation Preference thereof.

In the event that the Remarketing Agent fails to determine the Regular Dividend Rate on any Business Day as set forth above, then the Regular Dividend Rate applicable for the following day will be the same as the Regular Dividend Rate for the immediately preceding Business Day and such rate will continue until the earlier of (A) the Business Day on which the Remarketing Agent determines a new Regular Dividend Rate or Step-Up Dividend Rate, as applicable, or (B) the fifth consecutive Business Day succeeding the first such Business Day on which such Dividend Rate is not determined by the Remarketing Agent. In the event that the Remarketing Agent fails to determine a new Regular Dividend Rate for a period of five consecutive Business Days as described in clause (B) of the immediately preceding sentence, the Dividend Rate will be equal to the Step-Up Dividend Rate until a new Regular Dividend Rate is established by the Remarketing Agent.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

Step-Up Dividend Rate. In the event that the Remarketing Agent fails to determine a new Regular Dividend Rate for a period of five consecutive Business Days as described above or commencing on the day following a Failed Remarketing Event and thereafter during a “Failed Remarketing Period,” except during an “Increased Rate Period,” the Dividend Rate on the VRRM-MFP Shares will be the “Step-Up Dividend Rate.” The Step-Up Dividend Rate will mean a Dividend Rate, determined by the Remarketing Agent, equal to the highest, as of the date of determination, of: (x) [•]% per annum; (y) the Fed Funds Rate (as defined herein) plus [•]% per annum; and (z) the One-Year AAA MMD Rate (as defined herein) plus [•]% per annum. In the event that the Fed Funds Rate (or a successor thereto) or the One-Year AAA MMD Rate (or a successor thereto) is no longer published or available for purposes of determining the Step-Up Dividend Rate on any date, the Remarketing Agent, with the prior agreement of the Fund, will determine an equivalent rate in good faith on a commercially reasonable basis using a formulation by reference to market practice at such date.

A “Failed Remarketing Period” is (i) in the case of a failed remarketing in connection with an optional tender for remarketing, the period, if any, commencing on the Tender Notice Date (as defined below) relating to the Failed Remarketing Event with respect to the optional tender and ending upon the earliest to occur of (a) the redemption or repurchase by the Fund of all of the outstanding VRRM-MFP Shares, (b) the date on which all (but not less than all) of the VRRM-MFP Shares are successfully remarketed pursuant to a mandatory tender for remarketing, and (c) the date on which the Fund completes a successful transition to a new Mode for all of the VRRM-MFP Shares; and (ii) in the case of a failed transition to a new Mode, the period commencing on the date of the remarketing notice relating to the Failed Remarketing Event with respect to the failed transition and ending upon the earliest to occur of (a) the redemption or repurchase by the Fund of all of the outstanding VRRM-MFP Shares, and (b) as applicable, (x) the date on which all (but not less than all) of the VRRM-MFP Shares are successfully remarketed pursuant to a mandatory tender for remarketing, or (y) the date on which the Fund completes a successful transition to a new Mode for all of the VRRM-MFP Shares. See “Remarketing—General” below.

An “Increased Rate Period” is the period, if any, commencing on (i) any Dividend Payment Date or Redemption Date for which the Fund fails to timely deposit with the Calculation and Paying Agent (as defined herein) deposit securities sufficient to pay the applicable dividend or redemption price and ending on the Business Day on which the deposit is made by 12:00 noon, New York City time, in same-day funds or (ii) the Business Day on which a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the VRRM-MFP Shares do not qualify as equity in the Fund and such determination results from an act or failure to act on the part of the Fund. See “Description of VRRM-MFP Shares—Dividends—Increased Dividend Rate.”

Increased Rate. The Dividend Rate will be adjusted to the “Increased Rate” for each Increased Rate Period. The Increased Rate means, for any Increased Rate Period, the applicable Regular Dividend Rate or Step-Up Dividend Rate as in effect from time to time plus [•]% per annum.

Maximum Rate. The Maximum Rate for the VRRM-MFP Shares will be 15% per annum. Neither the Regular Dividend Rate, the Increased Rate nor the Step-Up Dividend Rate may exceed the Maximum Rate.

The applicable dividend rate for the VRRM-MFP Shares is referred to in this prospectus supplement as the “Dividend Rate.”

See “Description of VRRM-MFP Shares—Dividends.”

Remarketing—General	Except during a Failed Remarketing Period, the VRRM-MFP Shares will be subject to optional tender by the beneficial owners thereof, as described below under “Optional Tender for

Remarketing.” During a Failed Remarketing Period, all of the VRRM-MFP Shares will subject to mandatory tender for remarketing, subject to certain retention rights, if the Remarketing Agent succeeds in identifying a purchaser or purchasers for all of the outstanding VRRM-MFP Shares, as described below under “Mandatory Tender for Remarketing Following a Failed Remarketing Event.” All of the VRRM-MFP Shares will be subject to mandatory tender for remarketing, with no retention rights, in connection with a Mode Change, as described above under “VRRM-MFP Shares.”

If for any reason (other than a failure to timely deliver VRRM-MFP Shares by or on behalf of the tendering beneficial owner), any VRRM-MFP Share subject to remarketing in connection with an optional tender or a mandatory tender is not successfully remarketed, a “Failed Remarketing Event” will occur. The consequences of a Failed Remarketing Event vary depending on whether it occurs in connection with an optional tender for remarketing, a mandatory tender for remarketing following a Failed Remarketing Event or a mandatory tender for remarketing in connection with a Mode Change, as further described in this Summary and under “Description of VRRM-MFP Shares.”

Minimum Remarketing Amount	Except as otherwise permitted by the Remarketing Agent, VRRM-MFP Shares may be optionally tendered for remarketing only in minimum amounts of [•] ([•]) VRRM-MFP Shares and multiples of [•] ([•]) VRRM-MFP Shares in excess thereof.

Optional Tender for Remarketing	Each beneficial owner of VRRM-MFP Shares will have the right to tender such beneficial owner’s VRRM-MFP Shares (in whole shares only) for remarketing by delivering an irrevocable written notice (a “Tender Notice”) by electronic means to the Remarketing Agent on any Business Day (the “Tender Notice Date”). The number of VRRM-MFP Shares so tendered for remarketing is the “Designated Amount.” The giving of a Tender Notice will constitute the irrevocable tender for remarketing of the Designated Amount of such VRRM-MFP Shares on the seventh calendar day following the Tender Notice Date or, if such seventh calendar day is not a Business Day, the next succeeding Business Day (the “Purchase Date”).

Upon receipt of a Tender Notice, the Remarketing Agent will offer for sale, and use its best efforts to sell, the Designated Amount of VRRM-MFP Shares with respect to which a Tender

Notice has been received by the Remarketing Agent (the “Tendered VRRM-MFP Shares”) at a price equal to $[•] per share plus any accumulated but unpaid dividends (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date (the “Purchase Price”) for purchase on the Purchase Date.

If the Remarketing Agent successfully remarkets the Tendered VRRM-MFP Shares by identifying a purchaser for such Tendered VRRM-MFP Shares during the period beginning on the Tender Notice Date for such Tendered VRRM-MFP Shares and ending on the Business Day immediately preceding the Purchase Date for such Tendered VRRM-MFP Shares (a “Remarketing Window”), the Remarketing Agent will give written notice (a “Remarketing Notice”) by electronic means to the beneficial owner of such Tendered VRRM-MFP Shares, with a copy to the Fund and the Calculation and Paying Agent, that a purchaser has been identified for a purchase of such Tendered VRRM-MFP Shares on the Purchase Date.

If the Remarketing Agent obtains a bid at the Purchase Price for any VRRM-MFP Shares being remarketed, which, if accepted, would be binding on the bidder for the consummation of the sale of such VRRM-MFP Shares (an “actionable bid”), and the Remarketing Agent elects in its sole discretion to accept such actionable bid, the Remarketing Agent will (i) purchase the tendered VRRM-MFP Shares, as a principal and not as an agent, from the beneficial owner or holder thereof on the Purchase Date at the Purchase Price, (ii) resell such VRRM-MFP Shares, as a principal and not as an agent, to the person making such actionable bid at the Purchase Price, and (iii) record such purchase and resale on its books and records. Any such purchases by the Remarketing Agent from the beneficial owner or holder will be made with the Remarketing Agent’s own funds.

For payment of the Purchase Price on the Purchase Date, Tendered VRRM-MFP Shares must be delivered at or prior to 11:00 a.m., New York City time, on the Purchase Date to the Remarketing Agent by or for the account of the tendering beneficial owner through the Securities Depository, so long as the VRRM-MFP Shares are in book-entry form, or at the principal office of the Remarketing Agent, accompanied by an instrument of transfer thereof, in a form satisfactory to the Remarketing Agent, executed in blank by the holder thereof or by the holder’s duly-authorized attorney, with such signature guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange, if the VRRM-MFP

Shares are in certificated form. If Tendered VRRM-MFP Shares are delivered after that time on any Business Day, the Purchase Price will be paid on the next succeeding Business Day.

See “Description of VRRM-MFP Shares—Remarketing—Optional Tender for Remarketing.”

Failed Remarketing Event in Connection with an Optional Tender	If for any reason (other than a failure to timely deliver Tendered VRRM-MFP Shares by or on behalf of the tendering beneficial owner) any Tendered VRRM-MFP Share is not successfully remarketed during the related Remarketing Window, a “Failed Remarketing Event” will occur.

Upon the occurrence of a Failed Remarketing Event, (a) all Tendered VRRM-MFP Shares shall be retained by their respective beneficial owners, and no such Tendered VRRM-MFP Shares will be purchased on their respective Purchase Date, (b) the Remarketing Agent will provide written notice to the Calculation and Paying Agent, the Fund and the holders of the VRRM-MFP Shares by electronic means, (c) a Failed Remarketing Period will commence and (d) all outstanding VRRM-MFP Shares will become subject to mandatory redemption on the Failed Remarketing Mandatory Redemption Date, which will be the first Business Day falling on or after the 365th calendar day following the Tender Notice Date relating to the Failed Remarketing Event.

Commencing on the date of the Failed Remarketing Event and thereafter during the Failed Remarketing Period, the Remarketing Agent will no longer determine the Regular Dividend Rate on a daily basis; commencing on the day following the date of the Failed Remarketing Event, dividends on all VRRM-MFP Shares will be payable at the Step-Up Dividend Rate (as determined by the Remarketing Agent commencing on the date of the Failed Remarketing Event); the right of beneficial owners to make optional tenders of their VRRM-MFP Shares for remarketing will be suspended; and all of the outstanding VRRM-MFP Shares will be subject to mandatory tender for remarketing as described below under “Mandatory Tender for Remarketing Following a Failed Remarketing Event.”

Mandatory Tender for Remarketing Following a Failed Remarketing Event	Commencing on the date of the Failed Remarketing Event and thereafter during a Failed Remarketing Period, the Remarketing Agent will offer for sale, and use its best efforts to sell, all (but not less than all) of the outstanding VRRM-MFP Shares at a price per share equal to the Purchase Price. Upon identifying a purchaser or purchasers for all of the outstanding VRRM-MFP Shares (subject to the retention rights described in the immediately following paragraph) and establishing the Regular Dividend Rate to apply to the VRRM-MFP Shares on the Remarketing Date, the Remarketing Agent will give a Remarketing Notice to the Calculation and Paying Agent, the Fund and the holders of the VRRM-MFP Shares by electronic means stating (A) that a purchaser or purchasers have been identified for the purchase of all (but not less than all) of the VRRM-MFP Shares on the date set forth in such Remarketing Notice (the “Remarketing Date”), which Remarketing Date will be the fifth Business Day following delivery of the Remarketing Notice, (B) the Regular Dividend Rate to be applicable to the VRRM-MFP Shares on the Remarketing Date and (C) that all VRRM-MFP Shares will be subject to mandatory tender for purchase at a price equal to the Purchase Price on the Remarketing Date.

Any beneficial owner of a VRRM-MFP Share that is not a Tendered VRRM-MFP Share that was part of the related Failed Remarketing Event, as determined by the Remarketing Agent, may deliver written notice to the Remarketing Agent and the Calculation and Paying Agent by electronic means at least three Business Days prior to the related Remarketing Date that such beneficial owner wishes to retain such beneficial owner’s VRRM-MFP Shares (each such beneficial owner, a “Retaining Beneficial Owner”). On the Remarketing Date, the VRRM-MFP Shares held by such Retaining Beneficial Owner will be (a) subject to mandatory tender as set forth in the immediately preceding paragraph and (b) repurchased by the Retaining Beneficial Owner at a price equal to the Purchase Price on the Remarketing Date.

If the Remarketing Agent obtains a bid at the Purchase Price for any VRRM-MFP Shares being remarketed, which, if accepted, would be binding on the bidder for the consummation of the sale of such VRRM-MFP Shares (an “actionable bid”), and the Remarketing Agent elects in its sole discretion to accept such actionable bid, the Remarketing Agent will (i) purchase the tendered VRRM-MFP Shares, as a principal and not as an agent, from the beneficial owner or holder thereof on the Purchase Date at the Purchase Price, (ii) resell such VRRM-MFP Shares, as a principal and not as an agent, to the person making such actionable bid at the Purchase Price, and (iii) record such purchase and resale on its books and records.

Any such purchases by the Remarketing Agent from the beneficial owner or holder will be made with the Remarketing Agent’s own funds.

In the event of a successful remarketing on the Remarketing Date, the Remarketing Agent will resume resetting the Regular Dividend Rate on the VRRM-MFP Shares, the Failed Remarketing Mandatory Redemption Date with respect to the related Failed Remarketing Event shall be cancelled and the VRRM-MFP Shares will no longer be subject to mandatory redemption on such date.

See “Description of VRRM-MFP Shares—Remarketing—Mandatory Tender for Remarketing Following a Failed Remarketing Event.”

Failed Remarketing Event in Connection with a Mandatory Tender for Remarketing Following a Failed Remarketing Event	If for any reason (other than a failure to timely deliver VRRM-MFP Shares by or on behalf of a tendering beneficial owner) any VRRM-MFP Share is not successfully remarketed pursuant to the related mandatory tender a “Failed Remarketing Event” will occur. Upon the occurrence of a Failed Remarketing Event, (a) all VRRM-MFP Shares will be retained by their respective holders, and no VRRM-MFP Shares shall be purchased on the Remarketing Date, (b) the Remarketing Agent will provide a Failed Remarketing Notice in writing to the Calculation and Paying Agent, the Fund and the holders of the VRRM-MFP Shares by electronic means, (c) the then-prevailing Failed Remarketing Period will continue and (d) all Outstanding VRRM-MFP Shares will remain subject to mandatory redemption on the related Failed Remarketing Mandatory Redemption Date.

Coverage and Leverage Tests	The Fund will agree in the Statement Supplement to comply on an ongoing basis with asset coverage and effective leverage requirements. A failure to comply may result in the mandatory redemption of Preferred Shares, which may include some number of VRRM-MFP Shares. See “Redemption Provisions—Asset Coverage Mandatory Redemption” and “—Effective Leverage Ratio Mandatory Redemption” below and “Description of VRRM-MFP Shares—Coverage and Leverage Tests” and “—Redemptions—Asset Coverage Mandatory Redemption” and “—Effective Leverage Ratio Mandatory Redemption.”

Redemption Provisions	Optional Redemption. Subject to certain conditions, VRRM-MFP Shares may be redeemed on any Business Day, at the option of the Fund (in whole or from time to time, in part), out of funds legally available therefor, at the Redemption Price per share. The “Redemption Price” per share is equal to the Liquidation Preference per VRRM-MFP Share plus an amount equal to all unpaid dividends and other distributions on such VRRM-MFP Share accumulated from and including the Date of Original Issue to (but excluding) the Term Redemption Date or any redemption dates for optional or mandatory redemption otherwise provided in the Statement Supplement (the “Redemption Date”) (whether or not earned or declared by the Fund, but without interest thereon).

See “Description of VRRM-MFP Shares—Redemptions—Optional Redemption.”

Term Mandatory Redemption. The Fund will redeem all outstanding VRRM-MFP Shares on the Term Redemption Date at the aggregate Redemption Price.

See “Description of VRRM-MFP Shares—Redemptions—Term Mandatory Redemption.”

Failed Remarketing Mandatory Redemption. The Fund will redeem all outstanding VRRM-MFP Shares at the aggregate Redemption Price on the Failed Remarketing Mandatory Redemption Date, if a Failed Remarketing Period shall have commenced and be continuing for 365 days, or, if earlier, on the Term Redemption Date.

See “Description of VRRM-MFP Shares—Redemptions—Failed Remarketing Mandatory Redemption.”

Asset Coverage Mandatory Redemption. If the Fund fails to have Asset Coverage of at least 225% as required under the Statement Supplement and such failure is not timely cured, the Fund will proceed to redeem Preferred Shares (which may include at the sole option of the Fund any number or proportion of VRRM-MFP Shares) to restore compliance with the Asset Coverage requirement. In the event that any VRRM-MFP Shares then outstanding are to be redeemed, the Fund will redeem such VRRM-MFP Shares at a price per VRRM-MFP Share equal to the Redemption Price on the Redemption Date therefor.

See “Description of VRRM-MFP Shares—Redemptions—Asset Coverage Mandatory Redemption.”

Effective Leverage Ratio Mandatory Redemption. If the Effective Leverage Ratio of the Fund exceeds 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day on which such ratio is required to be calculated and such breach is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined, the Fund will cause the Effective Leverage Ratio to not exceed 45% by (x) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) proceeding with redeeming a sufficient number of Preferred Shares, which at the Fund’s sole option may include any number or proportion of VRRM-MFP Shares, in accordance with the terms of such series, or (z) engaging in any combination of the actions contemplated by (x) and (y) above. In the event that any VRRM-MFP Shares then outstanding are to be redeemed, the Fund will redeem such VRRM-MFP Shares at a price per VRRM-MFP Share equal to the Redemption Price on the Redemption Date thereof.

See “Description of VRRM-MFP Shares—Redemptions—Effective Leverage Ratio Mandatory Redemption.”

Any optional or mandatory redemption of VRRM-MFP Shares by the Fund shall be done in accordance with the requirements of the Statement and Statement Supplement and the provisions of the 1940 Act and rules thereunder, including Rule 23c-2. The Statement Supplement requires that notice of redemption be provided not more than 45 calendar days and not less than five Business Days prior to the date fixed for redemption.

Tax Exemption	The dividend rate for VRRM-MFP Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular U.S. federal income tax and the federal alternative minimum tax. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on VRRM-MFP Shares. To the extent that it does so, the Fund will provide notice thereof and make Additional Amount Payments (as defined herein) at the times and in accordance with, and to the extent required in, the provisions relating thereto as described under “Description of VRRM-MFP Shares—Taxable Allocations.” Investors should consult with their own tax advisors before making an investment in the VRRM-MFP Shares. See “Tax Matters.”

Ratings	The Fund expects that at the Date of Original Issue, the VRRM-MFP Shares will have a long-term rating from [•] and a long-term credit rating from [•]. Each NRSRO rating the VRRM-MFP Shares at the request of the Fund is referred to in this prospectus supplement as a “Rating Agency.”

There can be no assurance that the Fund will maintain any ratings of the VRRM-MFP Shares or, if at any time the VRRM-MFP Shares have one or more ratings, that any particular ratings will be maintained. See “Risk Factors—Ratings Risk” and “Description of VRRM-MFP Shares—Ratings.”

Voting Rights	Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each holder of VRRM-MFP Shares will be entitled to one vote for each VRRM-MFP Share held by such holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each VRRM-MFP Share, and of Common Shares will vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRRM-MFP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, will be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRRM-MFP Share, entitling the holder thereof to one vote. The holders of outstanding Common Shares and Preferred Shares, including VRRM-MFP Shares, voting together as a single class, will elect the balance of the trustees. See “Description of VRRM-MFP Shares—Voting Rights.”

Liquidation Preference	In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of VRRM-MFP Shares will be entitled to receive a liquidation distribution per share equal to the Liquidation Preference plus an amount equal to all unpaid dividends and other distributions accumulated to (but excluding) the date fixed for distribution or payment (whether or not earned or declared by the Fund, but without interest thereon). See “Description of VRRM-MFP Shares—Priority of Payment and Liquidation Preference.”

Trading Market

The VRRM-MFP Shares are a new issue of securities and there is currently no established trading market for such shares. The Fund does not intend to apply for a listing of the VRRM-MFP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the VRRM-MFP Shares, including in a remarketing by the Remarketing Agent.

Further Issuance	The Fund may issue additional Preferred Shares on parity with VRRM-MFP Shares, including additional VRRM-MFP Shares. The Fund may not issue additional classes of shares that are senior to VRRM-MFP Shares or that are senior to other outstanding Preferred Shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Calculation and Paying Agent	The Fund will enter into a Tender and Paying Agent Agreement with The Bank of New York Mellon (the “Calculation and Paying Agent”), effective as of the Date of Original Issue in connection with the initial issuance of VRRM-MFP Shares. In connection with the VRR Mode, The Calculation and Paying Agent will serve as the Fund’s calculation agent, transfer agent and registrar, dividend disbursing agent, and paying agent and redemption price disbursing agent with respect to the VRRM-MFP Shares. See “Custodian, Transfer Agent, Calculation and Paying Agent.”

Use of Proceeds	The Fund estimates that the total net proceeds from this offering after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Fund will be approximately $[•]. The Fund intends to use the net proceeds from the sale of VRRM-MFP Shares to [•]. See “Use of Proceeds.”

Book-Entry	It is expected that the VRRM-MFP Shares will be delivered to investors in book-entry form only, through the facilities of The Depository Trust Company (“DTC”). See “Book-Entry Procedures and Settlement.”

Governing Law	The Declaration of Trust, the Statement and the Statement Supplement are governed by the laws of the Commonwealth of Massachusetts. The Remarketing Agreement is governed by the laws of the State of New York.

Risk Factors	See “Risk Factors” in this prospectus supplement, as well as “Risks Factors” and other information included in the accompanying prospectus, for a discussion of the principal risks you should carefully consider before deciding to invest in VRRM-MFP Shares.

Overview of the Variable Rate Remarketed Structure

This overview highlights certain features of the VRRM-MFP Shares. You should read it in the context of the more detailed information in this summary and contained elsewhere in this prospectus supplement, including under the heading “Description of VRRM-MFP Shares,” as well as in the accompanying prospectus and SAI, including the documents incorporated by reference, prior to making an investment in the VRRM-MFP Shares. You should pay particular attention to the information set forth under the heading “Risk Factors” beginning on page S-19 of this prospectus supplement and beginning on page 9 in the accompanying prospectus.

Dividends and Remarketing Features

∎	VRRM-MFP Shares:

∎	earn dividends at the rate reset each Business Day at the lowest market-clearing rate that is determined by the Remarketing Agent to value the shares at their Liquidation Preference;

∎	may be tendered by VRRM-MFP shareholders to the Remarketing Agent for remarketing; and

∎	are redeemable by the Fund at any time on not more than 45 calendar days and not less than five Business Days’ notice.

∎

VRRM-MFP shareholders have the option to tender their shares to the Remarketing Agent for sale and purchase via a best efforts remarketing in seven days, or if such seventh day is not a Business Day, the next succeeding Business Day (the “Purchase Date”) at Liquidation Preference plus accumulated dividends.

∎

If, by the Business Day immediately preceding the Purchase Date, the Remarketing Agent is unable to find investors for the tendered VRRM-MFP Shares, a “Failed Remarketing Event” shall occur, and, starting on the following day:

∎	all outstanding VRRM-MFP Shares, including those not tendered, will begin to accumulate dividends at the Step-Up Dividend Rate equal to the highest of:

∎	(x) [•]% per annum; (y) the Fed Funds Rate plus [•]% per annum; (z) the One-Year AAA MMD Rate plus [•]% per annum;

∎	any VRRM-MFP Shares tendered will NOT be purchased and will remain held by existing holders;

∎

all VRRM-MFP Shares will be subject to mandatory redemption on the Failed Remarketing Mandatory Redemption Date, occurring on the first Business Day falling on or after the 365th calendar day following the Tender Notice Date relating to the Failed Remarketing Event;

∎	the Remarketing Agent will continuously attempt to remarket all of the outstanding VRRM-MFP Shares on a best efforts basis:

∎	if the Remarketing Agent can successfully remarket the shares to investors:

∎

the Remarketing Agent will initiate a mandatory tender for remarketing (with five Business Days’ notice) of all the VRRM-MFP Shares and remarket the shares to investors for purchase on the fifth Business Day, the “Remarketing Date;” and

∎

upon settlement of the mandatory remarketing of the VRRM-MFP Shares, the Failed Remarketing Mandatory Redemption Date is cancelled and the VRRM-MFP Shares resume their normal rate reset/tender mechanisms; provided, however,

∎	if the Remarketing Agent cannot successfully remarket the shares:

∎	the Fund is obligated to redeem all of the VRRM-MFP Shares on the Failed Remarketing Mandatory Redemption Date; and

∎

VRRM-MFP Shares will receive the Step-Up Dividend Rate until all of the VRRM-MFP Shares are remarketed or redeemed, or the Fund completes a successful transition to a new Mode for all of the VRRM-MFP Shares.

Structural Features Relating to Asset Coverage, Effective Leverage and Failed Remarketing

∎	Asset Coverage Mandatory Redemption

∎

If the Fund fails to have Asset Coverage of at least 225% as of any Business Day close and the failure goes uncured for 30 calendar days, the Fund will redeem such number of Preferred Shares (which may at the sole option of the Fund include any number or proportion of VRRM-MFP Shares) that would result in Asset Coverage of at least 225%.

∎	Effective Leverage Ratio Mandatory Redemption

∎

If the Effective Leverage Ratio of the Fund exceeds 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of any Business Day close and the breach goes uncured for seven Business Days, the Fund will reduce leverage by (a) reducing exposure incurred through tender option bond trusts or similar structures or (b) redeeming such number of Preferred Shares (which may at the sole option of the Fund include any number or proportion of VRRM-MFP Shares), or any combination of (a) and (b), to reduce the Effective Leverage Ratio to no more than 45%.

∎	Failed Remarketing Mandatory Redemption

∎

At least six months prior to the Failed Remarketing Mandatory Redemption Date, the Fund will earmark assets rated at least A- or the equivalent with a market value equal to at least 110% of the Liquidation Preference of all outstanding VRRM-MFP Shares until the redemption of all outstanding VRRM-MFP Shares. The earmarked assets must include highly liquid deposit securities, in an amount equal to 20% of the Liquidation Preference of all outstanding VRRM-MFP Shares, with 135 days remaining to the redemption date, increasing to 100% with 15 days remaining:

Number of Days Preceding the Failed Remarketing Mandatory Redemption Date:	Value of Deposit Securities as Percentage of Liquidation Preference

135	20%

105	40%

75	60%

45	80%

15	100%

RISK FACTORS

Investing in the VRRM-MFP Shares involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing in the VRRM-MFP Shares you should consider carefully the following risks, as well as the risk factors set forth under “Risk Factors” beginning on page 9 of the accompanying prospectus.

Remarketing Risk

VRRM-MFP Shares do not have a put option allowing the holder to sell VRRM-MFP Shares back to the Fund at any time. No party, including, but not limited to, the Remarketing Agent and the Fund, is under any obligation to purchase VRRM-MFP Shares on an optional tender. Accordingly, VRRM-MFP Shares are not, and should not be considered by any investors to be, cash equivalents.

Due to the lack of a guaranteed purchaser for VRRM-MFP Shares, liquidity in VRRM-MFP Shares depends upon a successful remarketing. The Purchase Price of a Tendered VRRM-MFP Share will only be paid upon a successful remarketing, and the Purchase Price of the VRRM-MFP Shares is payable exclusively from remarketing proceeds. A remarketing may be unsuccessful for various reasons, including, but not limited to, general market conditions, market disruptions, credit events relating to the Fund, concerns about future liquidity, and participation by the Remarketing Agent as a buyer or seller of VRRM-MFP Shares. Additionally, a successful remarketing does not guarantee any successful remarketing in the future.

In the event that any Tendered VRRM-MFP Shares are not successfully remarketed, all beneficial owners of the VRRM-MFP Shares, regardless of whether they have tendered their VRRM-MFP Shares, may be required to hold their VRRM-MFP Shares until the Failed Remarketing Mandatory Redemption Date. The requirement of the Fund to redeem the VRRM-MFP Shares on a Failed Remarketing Mandatory Redemption Date may increase the financial stress on the Fund, which could have a negative impact on the Fund’s ratings. Upon a failed remarketing, all of the VRRM-MFP Shares will pay dividends at the Step-Up Dividend Rate, and optional tenders for remarketing will be suspended. The Step-Up Dividend Rate may be lower than the rate on comparable securities issued by the Fund or on similar securities in the market. Although holders of VRRM-MFP Shares may seek to sell their VRRM-MFP Shares in the secondary market, they may only be able to do so at a discount from the Purchase Price if the Step-Up Dividend Rate is not high enough in relation to the level of liquidity or the Fund’s credit.

The Remarketing Agent, in its sole discretion, may purchase VRRM-MFP Shares for its own account in order to achieve a successful remarketing (i.e., because there are otherwise not enough buyers to purchase the VRRM-MFP Shares) or for other reasons. If the Remarketing Agent does purchase Tendered VRRM-MFP Shares for its own account, it may cease doing so at any time without notice, in its sole discretion. The Remarketing Agent may choose to tender for remarketing any VRRM-MFP Shares it holds at any time. Any decision by the Remarketing Agent to purchase VRRM-MFP Shares may be constrained in amount and holding period by internal limits that may be set and changed from time to time.

As described above, the Remarketing Agent has no obligation to purchase VRRM-MFP Shares. The Remarketing Agent has agreed to act as principal in remarketings in the circumstances where the Remarketing Agent has obtained an “actionable bid” and the Remarketing Agent elects in its sole discretion to accept such actionable bid, as described below under “Description of VRRM-MFP Shares—Remarketing—Optional Tender for Remarketing” and “—Mandatory Tender for Remarketing Following a Failed Remarketing Event.”

The Remarketing Agent also may make a market by purchasing and selling VRRM-MFP Shares other than in connection with a tender and remarketing, although it is under no obligation to do so and may discontinue any such activities at any time without notice. Such purchases and sales may be made at prices that may be at, above or below the Purchase Price. No notice is required for such purchases or sales. Purchases and sales of VRRM-MFP Shares by the Remarketing Agent may negatively impact the price and/or demand for VRRM-MFP Shares sold into the secondary market by other holders of VRRM-MFP Shares.

The purchase of VRRM-MFP Shares by the Remarketing Agent may create the appearance that there is greater third-party demand for the VRRM-MFP Shares in the market than is actually the case. The practices described above also may result in fewer VRRM-MFP Shares being tendered in a remarketing.

The Ability to Sell the VRRM-MFP Shares Other Than Through a Remarketing May Be Limited

The Remarketing Agent may buy and sell VRRM-MFP Shares other than through a remarketing. However, it is not obligated to do so and may cease doing so at any time without notice and may require holders that wish to sell their VRRM-MFP Shares to instead tender their VRRM-MFP Shares for remarketing with appropriate notice. Further, investors who purchase VRRM-MFP Shares should not assume that they will be able to sell their VRRM-MFP Shares other than by tendering the VRRM-MFP Shares in accordance with the remarketing process.

Under Certain Circumstances, the Remarketing Agent May Be Removed, Resign or Cease Remarketing the VRRM-MFP Shares, Without a Successor Being Named.

Under certain circumstances, the Remarketing Agent may be removed or have the ability to resign or cease its remarketing efforts, without a successor having been named, subject to the terms of the Remarketing Agreement.

No Public Trading Market

The VRRM-MFP Shares will be a new issue of securities and there is currently no established trading market for the VRRM-MFP Shares. The Fund does not intend to apply for a listing of the VRRM-MFP Shares on a securities exchange or an automated dealer quotation system. Thus, an investment in VRRM-MFP Shares may be illiquid and there may be no active trading market.

Risk of Mandatory and Optional Redemptions or Mode Change

The Fund may be forced to redeem VRRM-MFP Shares to meet requirements in the Statement Supplement or regulatory or Rating Agency requirements, or may voluntarily redeem VRRM-MFP Shares at any time, or may elect to make a Mode Change, including in circumstances that are unfavorable to VRRM-MFP shareholders, at times when attractive alternative investment opportunities for reinvestment of the proceeds are not available. See “Description of VRRM-MFP Shares—Redemptions” and “—Mode Change.”

Dividend Rate Risk

The VRRM-MFP Shares are variable dividend rate securities. Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Interest Rate and Income Shortfall Risk

VRRM-MFP Shares generally pay dividends based on short-term interest rates, and the proceeds from the issuance of the Fund’s Preferred Shares are used to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If short-term interest rates rise, VRRM-MFP Share rates may rise so that the amount of dividends paid to the VRRM-MFP shareholders exceeds the income from the portfolio securities purchased with the proceeds from the sale of VRRM-MFP Shares. Because income from the Fund’s entire investment portfolio (not just the portion of the portfolio attributable to the proceeds from the issuance of Preferred Shares) is available to pay dividends on the Fund’s outstanding Preferred Shares, however, dividend rates on the Preferred Shares would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay dividends on the Preferred Shares, including the VRRM-MFP Shares, would be jeopardized. If long-term rates rise, the value of the Fund’s investment portfolio will decline, reducing the amount of assets serving as the Asset Coverage for the VRRM-MFP Shares.

Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for VRRM-MFP Shares. In such extreme circumstances, this scenario may adversely affect the valuation of VRRM-MFP Shares and the liquidity of VRRM-MFP Shares.

Subordination Risk

While VRRM-MFP shareholders will have equal liquidation and distribution rights to any other Preferred Shares issued or that might be issued by the Fund, they will be subordinated to the rights of holders of indebtedness and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to VRRM-MFP shareholders in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund. Creditors of the Fund may include lenders and counterparties in connection with any borrowings, delayed delivery purchases and/or forward delivery contracts or derivatives, including interest rate swaps or caps, entered into by the Fund.

Ratings Risk

The Fund expects that, at the Date of Original Issue, the VRRM-MFP Shares will have a long-term rating from [•] and a long-term credit rating from [•].

There can be no assurance that any particular rating will be maintained at the level currently assigned to the VRRM-MFP Shares. Ratings do not eliminate or mitigate the risks of investing in VRRM-MFP Shares. A rating issued by a Rating Agency (including [•] and [•]) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, VRRM-MFP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to react in a timely manner to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency downgrade of the VRRM-MFP Shares that results in an increase in the Dividend Rate may make VRRM-MFP Shares less liquid in the secondary market.

Additionally, so long as the VRRM-MFP Shares or other Preferred Shares of the Fund have long-term ratings, the Fund will be required to meet certain asset coverage or other criteria in order to maintain such rating. The Fund’s failure to meet such criteria may cause the Fund to sell portfolio positions or to redeem VRRM-MFP Shares at inopportune times in an amount necessary to restore compliance with such criteria, or may result in a downgrade of ratings. The ratings do not eliminate or necessarily mitigate the risks of investing in VRRM-MFP Shares. A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security. In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s (in this case, the Fund’s) circumstances that could influence a particular rating. A Rating Agency could downgrade VRRM-MFP Shares, which may make VRRM-MFP Shares less liquid in the secondary market, although the downgrade would probably result in higher dividend rates.

A rating on the VRRM-MFP Shares is not a recommendation to purchase, hold, or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. A Rating Agency could downgrade VRRM-MFP Shares.

Tax Risks

The Fund is relying on an opinion of counsel that the VRRM-MFP Shares will qualify as stock in the Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the VRRM-MFP Shares, investors should be aware that the Internal Revenue Service and other governmental taxing authorities could assert a contrary position. See “Tax Matters.”

Multiple Series Risk

Following the issuance of the VRRM-MFP Shares, the Fund will have [•] series of MFP Shares and [•] series of VRDP Shares outstanding. All Preferred Shares of the Fund have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, but, to the extent that the terms of the various series or types of Preferred Shares differ, there is a risk that market or other events may impact one series of Preferred Shares differently from other series. If market or other events cause the Fund to breach covenants applicable to one series or type of Preferred Shares but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of Preferred Shares, including the affected series, in order to restore compliance, subject to the redemption terms of each series. In addition, the voting power of certain series of Preferred Shares may be more concentrated than others. The Fund, without the consent of VRRM-MFP shareholders, may from time to time issue additional Preferred Shares of a new or existing series in connection with new financings, refinancing or reorganizations. The issuance by the Fund of additional Preferred Shares may require the consent of liquidity providers or other Fund counterparties.

Dividend Risk

The Fund may be unable to pay dividends on VRRM-MFP Shares in extraordinary circumstances.

The Remarketing Agent is Paid by the Fund

The Remarketing Agent’s responsibilities include determining the Regular Dividend Rate and Step-up Dividend Rate from time to time and remarketing VRRM-MFP Shares that are optionally or mandatorily tendered by the owners thereof (subject, in each case, to the terms of the Remarketing Agreement), all as further described in this prospectus supplement. The Remarketing Agent is appointed by the Fund and is paid by the Fund for its services. As a result, the interests of the Remarketing Agent may differ from those of existing holders and potential purchasers of VRRM-MFP Shares.

CAPITALIZATION

[TO BE FURNISHED AT THE TIME OF OFFERING]

ASSET COVERAGE RATIO

As provided in the Investment Company Act of 1940, as amended (“1940 Act”), and subject to certain exceptions, the Fund may issue Preferred Shares, including VRRM-MFP Shares, with the condition that immediately after the issuance the value of its assets, less certain ordinary course liabilities, exceeds 200% of the amount of Preferred Shares outstanding. The Statement Supplement and other instruments and agreements to which the Fund is subject place additional restrictions on the ability of the Fund to issue Preferred Shares. The Fund estimates that, based on its capitalization as of [                    ], 20[    ], the Fund’s asset coverage, after giving effect to this offering, will be [        ]%.

USE OF PROCEEDS

The Fund estimates that the net proceeds of the offering will be approximately $[    ], after payment of the underwriting discounts and commissions and estimated offering expenses payable by the Fund. The Fund intends to use the net proceeds from the sale of VRRM-MFP Shares to [    ].

DESCRIPTION OF VRRM-MFP SHARES

The following is a brief description of the material terms of the VRRM-MFP Shares.

General

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, including the VRRM-MFP Shares. As of [                    ], 20[    ], the Fund had outstanding [1,790 Series 1 VRDP Shares, 3,854 Series 2 VRDP Shares, 1,800 Series 4 VRDP Shares, 3,405 Series 5 VRDP Shares, 3,267 Series 6 VRDP Shares, and 4,054 Series A MFP Shares]. The VRRM-MFP Shares and any other preferred shares, including the previously authorized MFP Shares and VRDP Shares, of the Fund that may then be outstanding are collectively referred to as the “Preferred Shares.” See “Description of Securities” in the prospectus. Copies of the Declaration of Trust and the Statement and Statement Supplement for the VRRM-MFP Shares are filed with the Securities and Exchange Commission as exhibits to the Fund’s registration statement of which this prospectus supplement is a part. Copies may be obtained as described under “Where You Can Find More Information.”

Priority of Payment and Liquidation Preference

VRRM-MFP Shares will be senior securities that constitute shares of beneficial interest of the Fund and are senior, with priority in all respects, to the Fund’s Common Shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. VRRM-MFP Shares will have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Funds with each other and with other Preferred Shares. The Fund may issue additional Preferred Shares on parity with VRRM-MFP Shares. The Fund may not issue additional classes of shares that are senior to VRRM-MFP Shares or that are senior to other outstanding Preferred Shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. As a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or for repurchase of its shares, subject to certain restrictions.

In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of VRRM-MFP Shares will be entitled to receive a liquidation distribution per share equal to the Liquidation Preference plus an amount equal to all unpaid dividends and other distributions accumulated to (but excluding) the date fixed for distribution or payment (whether or not earned or declared by the Fund, but without interest thereon).

Remarketing

Remarketing Agent

The Fund and the Investment Adviser will enter into a Remarketing Agreement with [•], pursuant to which [•] serves as remarketing agent for the VRRM-MFP Shares. “Remarketing Agent” as used in this prospectus supplement refers to [•], or any successor remarketing agent, as the context requires.

The Remarketing Agent will use its best efforts to remarket all VRRM-MFP Shares properly tendered in connection with an optional tender or mandatory tender of VRRM-MFP Shares as described herein. In addition, the Remarketing Agent will agree in the Remarketing Agreement to perform certain other duties, including: (i) establishing the Dividend Rate as provided in the Statement and the Statement Supplement; provided, that the Dividend Rate may not exceed the Maximum Rate; (ii) notifying the Fund and the Calculation and Paying Agent of the Dividend Rate by email transmission, facsimile transmission or other electronic means and posting the Dividend Rate on Bloomberg promptly on each date of determination of the Dividend Rate; (iii) calculating the Purchase Price to be paid in connection with a remarketing of VRRM-MFP Shares; and (iv) carrying out such other duties as are assigned to the Remarketing Agent in the Remarketing Agreement and in the Statement Supplement, or as are reasonably requested by the Fund and agreed to by the Remarketing Agent, all in accordance with the provisions thereof.

The Remarketing Agent may resign and be discharged from its duties and obligations under the Remarketing Agreement with respect to the VRRM-MFP Shares by giving 90 days’ prior written notice to the Fund and the Calculation and Paying Agent. In such case, the Fund will use its best efforts to appoint a successor Remarketing Agent for the VRRM-MFP Shares and enter into a remarketing agreement with such person as soon as reasonably practicable. In addition, the obligations of the Remarketing Agent under the Remarketing Agreement are subject to conditions, including the absence of certain material adverse developments that in the judgment of the Remarketing Agent, make it impracticable or inadvisable to proceed with remarketing the VRRM-MFP Shares, and in such circumstances the Remarketing Agent may terminate the Remarketing Agreement upon shorter notice, or in the event that all of the VRRM-MFP Shares have been redeemed and redemption proceeds have been paid to the relevant holders.

The Fund may remove the Remarketing Agent with respect to the VRRM-MFP Shares by giving at least 60 days’ prior written notice to the Remarketing Agent (and will provide prior notice also to the Calculation and Paying Agent); provided, however, that no such removal shall become effective for an additional 30 days unless the Fund has appointed at least one nationally recognized securities dealer with expertise in remarketing variable rate securities as a successor Remarketing Agent for the VRRM-MFP Shares and the successor Remarketing Agent has entered into a remarketing agreement with the Fund, in form and substance reasonably satisfactory to the Fund, in which it has agreed to, among other duties, conduct remarketings in respect of the VRRM-MFP Shares and determine the Dividend Rate for the VRRM-MFP Shares in accordance with the terms and conditions of the Statement and the Statement Supplement.

For the performance of its services as Remarketing Agent under the Remarketing Agreement, the Fund will pay the Remarketing Agent a fee in an amount as agreed to from time to time.

Optional Tender for Remarketing

Each beneficial owner of VRRM-MFP Shares has the right to tender such beneficial owner’s VRRM-MFP Shares (in whole shares only) for remarketing by delivering a Tender Notice by electronic means to the Remarketing Agent on the Tender Notice Date. Except as otherwise permitted by the Remarketing Agent, VRRM-MFP Shares may be optionally tendered for remarketing only in minimum amounts of [•] ([•]) VRRM-MFP Shares and multiples of [•] ([•]) VRRM-MFP Shares in excess thereof.

A Tender Notice shall state the series designation, the CUSIP number and the number of VRRM-MFP Shares tendered for remarketing (the “Designated Amount”), and shall include an acknowledgement by the tendering beneficial owner that such beneficial owner is required to deliver the Designated Amount of VRRM-MFP Shares on or before 11:00 a.m., New York City time, on the Purchase Date. The giving of a Tender Notice will constitute the irrevocable tender for remarketing of the Designated Amount of such VRRM-MFP Shares on the Purchase Date (i.e., the seventh calendar day following the Tender Notice Date or, if such seventh calendar day is not a Business Day, the next succeeding Business Day); provided, however, that if a Tender Notice is not received by the Remarketing Agent prior to 5:00 p.m., New York City time, on any day it will not be deemed received by the Remarketing Agent until the following Business Day. Upon receipt of a Tender Notice, the Remarketing Agent will provide a copy to the Fund as promptly as practicable by electronic means on the date of receipt or deemed receipt.

Upon receipt of a Tender Notice, the Remarketing Agent will offer for sale, and use its best efforts to sell, the Tendered VRRM-MFP Shares at the Purchase Price for purchase on the Purchase Date. If multiple beneficial owners deliver Tender Notices on different Tender Notice Dates, there will be multiple Purchase Dates and the Remarketing Agent will first remarket Tendered VRRM-MFP Shares having the earliest Purchase Date.

If the Remarketing Agent successfully remarkets the Tendered VRRM-MFP Shares by identifying a purchaser for such Tendered VRRM-MFP Shares during the period beginning on the Tender Notice Date for such Tendered VRRM-MFP Shares and ending on the Business Day immediately preceding the Purchase Date for such Tendered VRRM-MFP Shares (a “Remarketing Window”), the Remarketing Agent will give written notice (a “Remarketing Notice”) by electronic means to the beneficial owner of such Tendered VRRM-MFP Shares, with a copy to the Fund and the Calculation and Paying Agent, that a purchaser has been identified for a purchase of such Tendered VRRM-MFP Shares on the Purchase Date.

If the Remarketing Agent obtains a bid at the Purchase Price for any VRRM-MFP Shares being remarketed, which, if accepted, would be binding on the bidder for the consummation of the sale of such VRRM-MFP Shares (an “actionable bid”), and the Remarketing Agent elects in its sole discretion to accept such actionable bid, the Remarketing Agent will (i) purchase the tendered VRRM-MFP Shares, as a principal and not as an agent, from the beneficial owner or holder thereof on the Purchase Date at the Purchase Price, (ii) resell such VRRM-MFP Shares, as a principal and not as an agent, to the person making such actionable bid at the Purchase Price, and (iii) record such purchase and resale on its books and records in accordance with the Remarketing Agreement. Any such purchases by the Remarketing Agent from the beneficial owner or holder will be made with the Remarketing Agent’s own funds.

For payment of the Purchase Price on the Purchase Date, Tendered VRRM-MFP Shares must be delivered at or prior to 11:00 a.m., New York City time, on the Purchase Date to the Remarketing Agent by or for the account of the tendering beneficial owner through the Securities Depository, so long as the VRRM-MFP Shares are in book-entry form, or at the principal office of the Remarketing Agent, accompanied by an instrument of transfer thereof, in form satisfactory to the Remarketing Agent, executed in blank by the holder thereof or by the holder’s duly-authorized attorney, with such signature guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange, if the VRRM-MFP Shares are in certificated form. If Tendered VRRM-MFP Shares are delivered after that time on any Business Day, the Purchase Price will be paid on the next succeeding Business Day.

Failed Remarketing Event in Connection with an Optional Tender

If for any reason (other than a failure to timely deliver Tendered VRRM-MFP Shares by or on behalf of the tendering beneficial owner) any Tendered VRRM-MFP Share is not successfully remarketed during the related Remarketing Window a “Failed Remarketing Event” will occur.

Upon the occurrence of a Failed Remarketing Event, (a) all Tendered VRRM-MFP Shares shall be retained by their respective beneficial owners, and no such Tendered VRRM-MFP Shares will be purchased on their respective Purchase Date, (b) the Remarketing Agent will provide written notice to the Calculation and Paying Agent, the Fund and the holders of the VRRM-MFP Shares by electronic means, (c) a Failed Remarketing Period will commence and (d) all outstanding VRRM-MFP Shares will become subject to mandatory redemption on the Failed Remarketing Mandatory Redemption Date, which will be the first Business Day falling on or after the 365th calendar day following the Tender Notice Date relating to the Failed Remarketing Event.

A “Failed Remarketing Period” is (i) in the case of a failed remarketing in connection with an optional tender for remarketing, the period, if any, commencing on the Tender Notice Date relating to a Failed Remarketing Event and ending upon the earliest to occur of (a) the redemption or repurchase by the Fund of all of the outstanding VRRM-MFP Shares, (b) the date on which all (but not less than all) of the VRRM-MFP Shares are successfully remarketed pursuant to a mandatory tender for remarketing, and (c) the date on which the Fund completes a successful transition to a new Mode for all of the VRRM-MFP Shares; and (ii) in the case of a failed transition to a new Mode, the period commencing on the date of the remarketing notice relating to the Failed Remarketing Event and ending upon the earliest to occur of (a) the redemption or repurchase by the Fund of all of the outstanding VRRM-MFP Shares, and (b) as applicable, (x) the date on which all (but not less than all) of the VRRM-MFP Shares are successfully remarketed pursuant to a mandatory tender for remarketing, or (y) the date on which the Fund completes a successful transition to a new Mode for all of the VRRM-MFP Shares.

Commencing on the date of a Failed Remarketing Event and thereafter during the Failed Remarketing Period, the Remarketing Agent will no longer determine the Regular Dividend Rate on a daily basis; dividends on all VRRM-MFP Shares will be payable at the Step-Up Dividend Rate (as determined by the Remarketing Agent commencing on the date of the Failed Remarketing Event); the right of beneficial owners to make optional tenders of their VRRM-MFP Shares for remarketing will be suspended; and all of the outstanding VRRM-MFP Shares will be subject to mandatory tender for remarketing as described below under “Mandatory Tender for Remarketing Following a Failed Remarketing Event.”

Mandatory Tender for Remarketing Following a Failed Remarketing Event

Commencing on the date of a Failed Remarketing Event and thereafter during a Failed Remarketing Period, the Remarketing Agent will offer for sale, and use its best efforts to sell, all (but not less than all) of the outstanding VRRM-MFP Shares at a price per share equal to the Purchase Price. Upon identifying a purchaser or purchasers for all of the outstanding VRRM-MFP Shares (subject to the immediately following paragraph) and establishing the Regular Dividend Rate to apply to the VRRM-MFP Shares on the Remarketing Date, the Remarketing Agent will give a Remarketing Notice to the Calculation and Paying Agent, the Fund and the holders of the VRRM-MFP Shares by electronic means stating (A) that a purchaser or purchasers have been identified for the purchase of all

(but not less than all) of the VRRM-MFP Shares on the Remarketing Date, which Remarketing Date will be the fifth Business Day following delivery of the Remarketing Notice, (B) the Regular Dividend Rate to be applicable to the VRRM-MFP Shares on the Remarketing Date and (C) that all VRRM-MFP Shares will be subject to mandatory tender for purchase at a price equal to the Purchase Price on the Remarketing Date.

Any beneficial owner of a VRRM-MFP Share that is not a Tendered VRRM-MFP Share that was part of the related Failed Remarketing Event, as determined by the Remarketing Agent, may deliver written notice to the Remarketing Agent and the Calculation and Paying Agent by electronic means at least three Business Days prior to the related Remarketing Date that such beneficial owner wishes to retain such beneficial owner’s VRRM-MFP Shares (each such beneficial owner, a “Retaining Beneficial Owner”). On the Remarketing Date, the VRRM-MFP Shares held by such Retaining Beneficial Owner will be (a) subject to mandatory tender as set forth in the immediately preceding paragraph and (b) repurchased by the Retaining Beneficial Owner at a price equal to the Purchase Price on the Remarketing Date.

If the Remarketing Agent obtains a bid at the Purchase Price for any VRRM-MFP Shares being remarketed, which, if accepted, would be binding on the bidder for the consummation of the sale of such VRRM-MFP Shares (an “actionable bid”), and the Remarketing Agent elects in its sole discretion to accept such actionable bid, the Remarketing Agent will (i) purchase the tendered VRRM-MFP Shares, as a principal and not as an agent, from the beneficial owner or holder thereof on the Purchase Date at the Purchase Price, (ii) resell such VRRM-MFP Shares, as a principal and not as an agent, to the person making such actionable bid at the Purchase Price, and (iii) record such purchase and resale on its books and records in accordance with the Remarketing Agreement. Any such purchases by the Remarketing Agent from the beneficial owner or holder will be made with the Remarketing Agent’s own funds.

In the event of a successful remarketing on the Remarketing Date, the Remarketing Agent will resume resetting the Regular Dividend Rate on the VRRM-MFP Shares, the Failed Remarketing Mandatory Redemption Date with respect to the related Failed Remarketing Event shall be cancelled and the VRRM-MFP Shares will no longer be subject to mandatory redemption on such date.

For payment of the Purchase Price on the Remarketing Date, VRRM-MFP Shares must be delivered at or prior to 11:00 a.m., New York City time, on the Remarketing Date to the Remarketing Agent by or for the account of the tendering beneficial owner through the Securities Depository, so long as the VRRM-MFP Shares are in book-entry form, or at the principal office of the Remarketing Agent, accompanied by an instrument of transfer thereof, in form satisfactory to the Remarketing Agent, executed in blank by the holder thereof or by the holder’s duly-authorized attorney, with such signature guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange, if the VRRM-MFP Shares are in certificated form. If any VRRM-MFP Shares are delivered after that time on any Business Day, the Purchase Price for such VRRM-MFP Shares will be paid on the next succeeding Business Day.

Failed Remarketing Event in Connection with a Mandatory Tender for Remarketing Following a Failed Remarketing Event

If for any reason (other than a failure to timely deliver VRRM-MFP Shares by or on behalf of a tendering beneficial holder) any VRRM-MFP Share is not successfully remarketed pursuant to the related mandatory tender a “Failed Remarketing Event” will occur. Upon the occurrence of a Failed Remarketing Event, (a) all VRRM-MFP Shares will be retained by their respective holders, and no VRRM-MFP Shares shall be purchased on the Remarketing Date, (b) the Remarketing Agent will provide a Failed Remarketing Notice in writing to the Calculation and Paying Agent, the Fund and the holders of the VRRM-MFP Shares by electronic means, (c) the then-prevailing Failed Remarketing Period will continue and (d) all outstanding VRRM-MFP Shares will remain subject to mandatory redemption on the related Failed Remarketing Mandatory Redemption Date.

Dividends

General Dividend Provisions

The Dividend Rate for any day that is not a Business Day will be the same as the Dividend Rate for the immediately preceding Business Day. In the event that the Remarketing Agent fails to determine the Regular Dividend Rate on any Business Day, then the Regular Dividend Rate applicable for the following day will be the same as the Regular Dividend Rate for the immediately preceding Business Day and such rate will continue until the earlier of (A) the Business Day on which the Remarketing Agent determines a new Regular Dividend Rate or Step-Up Dividend Rate, as applicable, or (B) the fifth consecutive Business Day succeeding the first such Business Day on which such Dividend Rate is not determined by the Remarketing Agent. In the event that the Remarketing Agent fails to determine a new Regular Dividend Rate for a period of five consecutive Business Days as described in clause (B) of the immediately preceding sentence, the Dividend Rate will be equal to the Step-Up Dividend Rate until a new Regular Dividend Rate is established by the Remarketing Agent.

Dividends on VRRM-MFP Shares with respect to any Dividend Period will be declared to the holders as their names appear on the registration books of the Fund at the close of business on each day in such Dividend Period and will be paid on each Dividend Payment Date. During the VRR Mode, the “Dividend Period” will generally be a calendar month, and the “Dividend Payment Date” will be the first Business Day of each month commencing [•]. The Fund at its discretion may establish Dividend Payment Dates more frequently than monthly. In connection with any transfer of VRRM-MFP Shares, the transferor as beneficial owner of VRRM-MFP Shares will be deemed to have agreed pursuant to the terms of the VRRM-MFP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the beneficial owner of the VRRM-MFP Shares in exchange for payment of the Purchase Price for such VRRM-MFP Shares by the transferee.

The amount of dividends per VRRM-MFP Share payable on any Dividend Payment Date will equal the sum of the dividends accumulated but not yet paid for the related Dividend Period. The amount of dividends per VRRM-MFP Share accumulated for each such Dividend Period will be calculated by adding the “Dividend Factor” for each calendar day in such Dividend Period. The Dividend Factor for each calendar day in a Dividend Period will be equal to: (x) the Dividend Rate in effect for such calendar day; (y) divided by the actual number of days in the year in which such day occurs (365 or 366); and (z) multiplied by the Liquidation Preference.

Regular Dividend Rate

Except as provided in the last sentence of the immediately following paragraph or commencing on the day following the date of a Failed Remarketing Event and thereafter during a Failed Remarketing

Period or an Increased Rate Period, the Dividend Rate on the VRRM-MFP Shares will be the “Regular Dividend Rate.” The Regular Dividend Rate applicable to the VRRM-MFP Shares for the Date of Original Issue of [•] will be equal to the sum of [•]% per annum, plus the SIFMA Municipal Swap Index published at approximately 4:00 p.m., New York City time on Wednesday, [•] or [•]% per annum if the SIFMA Municipal Swap Index is not so published. Thereafter, the Regular Dividend Rate will be determined by the Remarketing Agent on each Business Day, commencing on the Date of Original Issue, by 6:00 p.m., New York City time, for applicability on the following day; provided, that the Regular Dividend Rate for any day that is not a Business Day will be the same as the Dividend Rate for the immediately preceding Business Day. The Regular Dividend Rate will be determined by the Remarketing Agent as the minimum rate that would enable the Remarketing Agent to sell all of the outstanding VRRM-MFP Shares on such Business Day for settlement in seven (7) days at a price (without regard to accumulated but unpaid dividends) equal to the aggregate Liquidation Preference thereof. In determining the Regular Dividend Rate, the Remarketing Agent will consider (but not be limited to considering) the following factors: existing short-term tax-exempt market rates for securities, indices of such short-term rates and the existing market supply and demand for securities bearing such short-term rates; existing yield curves for short-term and long-term securities for securities of issuers of credit quality comparable to the VRRM-MFP Shares; and such general economic conditions, industry and financial conditions as the Remarketing Agent, in its sole discretion, will determine to be relevant.

In the event that the Remarketing Agent fails to determine the Regular Dividend Rate on any Business Day as set forth above, then the Regular Dividend Rate applicable for the following day will be the same as the Regular Dividend Rate for the immediately preceding Business Day and such rate will continue until the earlier of (A) the Business Day on which the Remarketing Agent determines a new Regular Dividend Rate or Step-Up Dividend Rate, as applicable, or (B) the fifth consecutive Business Day succeeding the first such Business Day on which such Dividend Rate is not determined by the Remarketing Agent. In the event that the Remarketing Agent fails to determine a new Regular Dividend Rate for a period of five consecutive Business Days as described in clause (B) of the immediately preceding sentence, the Dividend Rate will be equal to the Step-Up Dividend Rate until a new Regular Dividend Rate is established by the Remarketing Agent.

Step-Up Dividend Rate

In the event that the Remarketing Agent fails to determine a new Regular Dividend Rate for a period of five consecutive Business Days as described above or commencing on the day following a Failed Remarketing Event and thereafter during a Failed Remarketing Period, except during an Increased Rate Period (as defined below), the Dividend Rate on the VRRM-MFP Shares will be the “Step-Up Dividend Rate.” The Step-Up Dividend Rate will mean a Dividend Rate, determined by the Remarketing Agent, equal to the highest, as of the date of determination, of: (x) [•]% per annum; (y) the Fed Funds Rate plus [•]% per annum; and (z) the One-Year AAA MMD Rate plus [•]% per annum. In the event that the Fed Funds Rate (or a successor thereto) or the One-Year AAA MMD Rate (or a successor thereto) is no longer published or available for purposes of determining the Step-Up Dividend Rate on any date, the Remarketing Agent, with the prior agreement of the Fund, will determine an equivalent rate in good faith on a commercially reasonable basis using a formulation by reference to market practice at such date. The Step-Up Dividend Rate will be determined by the Remarketing Agent commencing on the date of the Failed Remarketing Event and thereafter on each Business Day in the Failed Remarketing Period by 6:00 p.m., New York City time, for applicability on the following day; provided, that the Step-Up Dividend Rate for any day that is not a Business Day will be the same as the Step-Up Dividend Rate for the immediately preceding Business Day. In the event that the Remarketing Agent fails to determine the Step-Up Dividend Rate on any Business Day as set forth above, then the Step-Up Dividend Rate applicable for the following day will be the same as the Step-Up Dividend Rate for the immediately preceding Business Day and such rate will continue until the Business Day on which the Remarketing Agent determines a new Step-Up Dividend Rate or Regular Dividend Rate, as applicable.

“Fed Funds Rate” means, as of any date of determination, the rate labeled Federal Funds (effective) (or any successor thereto) as published in the Federal Reserve Bank Publication H.15 Daily Update (or any successor thereto) on such date.

“One-Year AAA MMD Rate” means, as of any date of determination, the rate equal to the one-year yield on the Thomson Reuters Municipal Market Data (MMD) AAA Curve (or any successor thereto) made available by Thomson Reuters (or any successor thereto) as the definitive such yield curve on such date.

Increased Dividend Rate

The Dividend Rate will be adjusted to the Increased Rate for each Increased Rate Period (as defined below). The Increased Rate means, for any Increased Rate Period, the applicable Regular Dividend Rate or Step-Up Dividend Rate as in effect from time to time plus [•]% per annum. An “Increased Rate Period” will commence (A) on a Dividend Payment Date for the VRRM-MFP Shares if the Fund has failed to deposit with the Calculation and Paying Agent by 12:00 noon, New York City time, on such Dividend Payment Date, deposit securities that will provide funds available to the Calculation and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on the VRRM-MFP Shares payable on such Dividend Payment Date (a “Dividend Default”), and continue to, but exclude, the Business Day on which such Dividend Default has ended; (B) on an applicable Redemption Date for the VRRM-MFP Shares subject to redemption on such date if the Fund has failed to deposit with the Calculation and Paying Agent by 12:00 noon, New York City time, on such Redemption Date, deposit securities that will provide funds available to the Calculation and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such VRRM-MFP Shares on such Redemption Date (a “Redemption Default”), and continue to, but exclude, the Business Day on which such Redemption Default has ended; and (C) (x) on the Business Day on which a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the VRRM-MFP Shares do not qualify as equity in the Fund and (y) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”) and continue so long as any VRRM-MFP Shares are outstanding. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation will be deemed to be a Tax Event.

Maximum Rate

The Maximum Rate for the VRRM-MFP Shares will be 15% per annum. Neither the Regular Dividend Rate, the Increased Rate nor the Step-Up Dividend Rate determined as set forth above may exceed the Maximum Rate.

Taxable Allocations

Holders of VRRM-MFP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees of the Fund (the “Board”), out of funds legally available therefor in accordance with applicable law, the Declaration of Trust and the Statement, additional dividends or other distributions payable in an amount or amounts equal to the aggregate Additional Amount Payments, as follows:

(a)

Whenever the Fund intends or expects to include a Taxable Allocation in any dividend on VRRM-MFP Shares, the Fund shall, subject to paragraph (b) below, (i) in addition to and in conjunction with the payment of such dividend, pay the Additional Amount Payment, payable in respect of the Taxable Allocation that was included as part of such dividend and (ii) notify the Calculation and Paying Agent and the Remarketing Agent of the fact that a Taxable Allocation will be so included not later than fourteen (14) calendar days preceding the earliest date on which a dividend is declared with respect to which the Taxable Allocation will relate (as provided in paragraph (d) below). Whenever such advance notice is received from the Fund, the Calculation and Paying Agent will, in turn, provide notice thereof to the Remarketing Agent, each holder and to each beneficial owner or its Agent Member that has been identified in writing to the Calculation and Paying Agent.

(b)

If the Fund determines that a Taxable Allocation must be included in a dividend on VRRM-MFP Shares but it is not practicable to pay any required Additional Amount Payment concurrently with such dividend as described in paragraph (a), then the Fund shall pay such Additional Amount Payment as soon as reasonably practicable and without reference to any regular Dividend Payment Date. Similarly, if the Fund determines that a Taxable Allocation must be included in a dividend on VRRM-MFP Shares but it is not practicable to comply with the requirements for prior notice described in paragraph (a), then the Fund shall provide notice thereof to the Calculation and Paying Agent and the Remarketing Agent as soon as practicable, but in any event prior to the end of the calendar year in which such dividend is paid. Whenever such notice is received from the Fund, the Calculation and Paying Agent will, in turn, provide notice thereof to each holder and each beneficial owner or its Agent Member that has been identified in writing to the Calculation and Paying Agent. For the avoidance of doubt, this paragraph (b) is not intended to excuse the Fund’s obligations described in paragraph (a), but rather to provide a mechanism for paying Additional Amount Payments and providing notice thereof under circumstances in which the Fund may not become aware of the need to report a dividend as other than as wholly an exempt-interest dividend until it is not practicable to comply fully with paragraph (a). Moreover, the Fund shall not be considered to have failed to comply with the notice provisions described in paragraph (a)(ii) to the extent that (i) the Fund’s determination of whether a Taxable Allocation will be required cannot be made prior to the date on which notice would otherwise be required, (ii) such Taxable Allocation cannot be made with respect to a later dividend because the current dividend is the last with respect to the Fund’s taxable year, and (iii) the Fund timely complies with its obligations for notice described in this paragraph (b) with respect to such events and Taxable Allocation.

(c)

Notwithstanding anything to the contrary in the Statement Supplement, the Fund shall not be required to make Additional Amount Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund. The Fund will promptly give notice to the

Calculation and Paying Agent and the Remarketing Agent of any such determination, with instructions to the Calculation and Paying Agent to forward such notice to each holder of affected VRRM-MFP Shares during the affected periods at such holder’s address as the same appears or last appeared on the record books of the Fund.

(d)

If the Fund determines that a Taxable Allocation will be made with respect to a dividend to be paid with respect to VRRM-MFP Shares on a date specified for payment of dividends in arrears and notice of such Taxable Allocation is required as described in paragraph (a)(ii) or paragraph (b), to the extent possible the Fund will cause such Taxable Allocation to relate to the last day on which dividends are declared that will be paid on such specified date (and, if the amount of the dividend declared on such last day is less than the Taxable Allocation, the immediately preceding day, with such process continuing to each preceding day in the applicable Dividend Period until the full amount of the Taxable Allocation is exhausted) so that, to the extent possible, the dividends declared on the earlier dates will be reported entirely as exempt-interest dividends and only the dividends declared with respect to such last day or preceding days will include a Taxable Allocation.

“Additional Amount Payment” means a payment to a beneficial owner of VRRM-MFP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such beneficial owner to which such Additional Amount Payment relates, would cause such beneficial owner’s dividends in dollars (after regular U.S. federal income tax consequences in respect of both the Taxable Allocations and Additional Amount Payment) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such beneficial owner if the amount of such aggregate Taxable Allocations would have been excludable (for regular U.S. federal income tax purposes) from the gross income of such beneficial owner. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) only taking into account the regular U.S. federal income tax with respect to dividends received from the Fund (that is, without giving effect to any other federal tax based on income, such as (A) the alternative minimum tax or (B) the “Medicare tax,” which at the date hereof is imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates); and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) or successor provisions) would be taxable in the hands of each beneficial owner of VRRM-MFP Shares at the maximum marginal regular U.S. federal income tax rate (taking account of the U.S. federal income tax deductibility of state and local taxes paid or incurred) applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

“Agent Member” means a person with an account at DTC that holds one or more VRRM-MFP Shares through DTC, directly or indirectly, for a beneficial owner and that will be authorized and instructed, directly or indirectly, by a beneficial owner to disclose information to the Calculation and Paying Agent with respect to such beneficial owner.

“Taxable Allocation” means the allocation of any net capital gains or ordinary income taxable for regular U.S. federal income tax purposes to a dividend paid in respect of the VRRM-MFP Shares.

Restrictions on Dividends and Other Distributions

Dividends on Preferred Shares. Except as set forth in the next sentence, no dividends and other distributions shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the VRRM-MFP Shares for any period unless full cumulative dividends and other distributions have been or contemporaneously are declared and paid on the shares of all series of Preferred Shares through their most recent dividend payment date. When dividends and other distributions due are not paid in full upon the shares of all series of Preferred Shares through their most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the VRRM-MFP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon the VRRM-MFP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the VRRM-MFP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on the Preferred Shares of such series and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the VRRM-MFP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per VRRM-MFP Share shall be based on the dividend rate for such share for the dividend periods during which dividends were not paid in full).

Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board shall not declare or pay any dividend or distribution (except a dividend payable in Common Shares) upon the Common Shares, or purchase or redeem or otherwise acquire for consideration any Common Shares or pay any proceeds of the liquidation of the Fund in respect of any Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest or stock of a closed-end investment company as a condition of declaring dividends on its common shares or common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be. See “—Coverage and Leverage Tests” below.

Other Restrictions on Dividends and Other Distributions. For so long as any VRRM-MFP Shares are outstanding, and except as described above under “—Dividends on Preferred Shares” and “—Priority of Payment and Liquidation Preference,” the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the VRRM-MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the VRRM-MFP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the VRRM-MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the VRRM-MFP Shares through the most recently ended dividend period therefor shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Calculation and Paying Agent and (ii) the Fund has redeemed the full number of VRRM-MFP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

Coverage and Leverage Tests

Asset Coverage Requirements

Under the 1940 Act, the Fund could issue Preferred Shares, including VRRM-MFP Shares, with an aggregate liquidation value of up to one-half (50%) of the value of the Fund’s total net assets, including any liabilities associated with borrowings, measured immediately after issuance of the Preferred Shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half (50%) of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep that percentage below 50%.

In addition, the Fund will agree in the Statement Supplement to have “Asset Coverage” of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of the close of business on any Business Day, the provisions described below under “Redemptions—Asset Coverage Mandatory Redemption” shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the Asset Coverage requirement.

“Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the Date of Original Issue, of at least 225%, with respect to all outstanding senior securities of the Fund which are stock, including all outstanding VRRM-MFP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

Calculation of Asset Coverage. For purposes of determining whether the Asset Coverage requirement is satisfied, (i) no VRRM-MFP Shares or other Preferred Shares shall be deemed to be outstanding for purposes of any required computation of Asset Coverage if, prior to or concurrently with such determination, sufficient deposit securities or other sufficient funds (in accordance with the terms of the VRRM-MFP Shares or other Preferred Shares) to pay the full redemption price for the VRRM-MFP Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the VRRM-MFP Shares or other Preferred Shares and the requisite notice of redemption for the VRRM-MFP Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the deposit securities or other funds that shall have been so deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

Effective Leverage Ratio Requirement

The Fund will agree in the Statement Supplement that the Effective Leverage Ratio will not exceed 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of any time as of which such compliance is required to be determined as aforesaid, the provisions described below under “Redemptions—Effective Leverage Ratio Mandatory Redemption” shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the Effective Leverage Ratio requirement.

Calculation of Effective Leverage Ratio. For purposes of determining whether the effective leverage requirement is satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i)

The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered deposit securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate deposit securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the VRRM-MFP Shares, for which the Fund has delivered deposit securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate deposit securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii)

The sum of (A) the market value of the Fund’s total assets (including amounts attributable to senior securities, but excluding any assets consisting of deposit securities or funds referred to in clauses (A)(1) and (A)(2) of paragraph (i) above), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

Redemptions

Optional Redemption

Subject to certain conditions, VRRM-MFP Shares may be redeemed on any Business Day, at the option of the Fund (in whole or from time to time, in part), out of funds legally available therefor, at the Redemption Price per share. The “Redemption Price” per share is equal to the Liquidation Preference per VRRM-MFP Share plus an amount equal to all unpaid dividends and other distributions on such VRRM-MFP Share accumulated from and including the Date of Original Issue to (but excluding) the Redemption Date (whether or not earned or declared by the Fund, but without interest thereon).

Term Mandatory Redemption

The Fund will redeem all outstanding VRRM-MFP Shares on the Term Redemption Date at the aggregate Redemption Price.

At least six months prior to the Term Redemption Date, the Fund will earmark assets rated at least A- or the equivalent (and including deposit securities in an amount equal to 20% of the Liquidation Preference of all outstanding VRRM-MFP Shares, with 135 days remaining to the redemption date, increasing to 100% with 15 days remaining) with a market value equal to at least 110% of the Liquidation Preference of all outstanding VRRM-MFP Shares until the redemption of all such outstanding VRRM-MFP Shares.

Failed Remarketing Mandatory Redemption

The Fund will redeem all outstanding VRRM-MFP Shares at the aggregate Redemption Price on the Failed Remarketing Mandatory Redemption Date, if a Failed Remarketing Period shall have commenced and be continuing for 365 days, or, if earlier, on the Term Redemption Date.

At least six months prior to the Failed Remarketing Mandatory Redemption Date, if any, the Fund will earmark assets rated at least A- or the equivalent with a market value equal to at least 110% of the Liquidation Preference of all outstanding VRRM-MFP Shares until the redemption of all outstanding VRRM-MFP Shares. The earmarked assets must include highly liquid deposit securities in an amount equal to 20% of the Liquidation Preference of all outstanding VRRM-MFP Shares, with 135 days remaining to the redemption date, increasing to 100% with 15 days remaining:

Number of Days Preceding the Failed Remarketing Mandatory Redemption Date:	Value of Deposit Securities as Percentage of Liquidation Preference

135	20%

105	40%

75	60%

45	80%

15	100%

Similarly, each series of the Fund’s outstanding Preferred Shares has one or more provisions relating to a potential early mandatory redemption of all or a portion of the Preferred Shares of the applicable series, pursuant to which the Fund will be required to earmark assets rated at least A- or the equivalent, with a market value equal to at least 110% of the liquidation preference of the Preferred Shares of the applicable series subject to redemption, for a period of three months or six months preceding the redemption date, depending on the series and the redemption event. Also depending on the series and the redemption event, earmarked assets are required to include deposit securities in an amount equal to 20% of the liquidation preference of Preferred Shares of the applicable series subject to redemption, with 45 days to 150 days remaining to the redemption date, increasing to 100%, with five to 30 days remaining, until the earlier of the successful remarketing (if applicable) or redemption of the Preferred Shares of the applicable series subject to redemption.

In the event that the Fund issues any new series of Preferred Shares the terms of which require the Fund to commence earmarking deposit securities earlier than 135 days prior to the redemption date or on a more accelerated schedule relative to the schedule of 135 days to 15 days prior to the redemption date required under the terms of the VRRM-MFP Shares, the Fund will provide notice thereof to the holders of the VRRM-MFP Shares promptly following such issuance.

Asset Coverage Mandatory Redemption

If the Fund fails to have Asset Coverage of at least 225% as of the close of business on any Business Day (meaning a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed) on which such Asset Coverage is required to be calculated of each month and such failure is not cured as of thirty (30) calendar days following such Business Day (the “Asset Coverage Cure Date”), the Fund will proceed to redeem such number of Preferred Shares as determined by the Fund (which may include at the sole option of the Fund any number or proportion of VRRM-MFP Shares) as shall be no fewer than (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of VRRM-MFP Shares and other Preferred Shares the redemption or retirement of which would have such result, all VRRM-MFP Shares and other Preferred Shares then outstanding shall be redeemed), or more than (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law. In the event that any VRRM-MFP Shares then outstanding are to be redeemed, the Fund will redeem such VRRM-MFP Shares at a price per VRRM-MFP Share equal to the Redemption Price on the Redemption Date therefor.

Effective Leverage Ratio Mandatory Redemption

If the Effective Leverage Ratio of the Fund exceeds 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined, the Fund will cause the Effective Leverage Ratio to not exceed 45% by (x) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) proceeding with redeeming a sufficient number of Preferred Shares, which at the Fund’s sole option may include any number or proportion of VRRM-MFP Shares, in accordance with the terms of such series, or (z) engaging in any combination of the actions contemplated by (x) and (y) above. In the event that any VRRM-MFP Shares then outstanding are to be redeemed, the Fund will redeem such VRRM-MFP Shares at a price per VRRM-MFP Share equal to the Redemption Price on the Redemption Date thereof.

Any optional or mandatory redemption of VRRM-MFP Shares by the Fund shall be done in accordance with the requirements of the Statement and Statement Supplement and the provisions of the 1940 Act and rules thereunder, including Rule 23c-2. The Statement Supplement requires that notice of redemption be provided not more than 45 calendar days and not less than five Business Days prior to the date fixed for redemption.

Ratings

The Fund expects that at the Date of Original Issue, the VRRM-MFP Shares will have a long-term rating from [•] and a long-term credit rating from [•].

There can be no assurance that the Fund will maintain any ratings of the VRRM-MFP Shares or, if at any time the VRRM-MFP Shares have one or more ratings, that any particular ratings will be maintained. The Fund may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the VRRM-MFP Shares without replacement, in either case, without the vote, approval or consent of holders of VRRM-MFP Shares or other shareholders of the Fund.

In addition, the Rating Agency guidelines adopted by the Fund in connection with a Rating Agency’s rating the VRRM-MFP Shares may be changed or eliminated at any time without the approval of the VRRM-MFP shareholders or other shareholders of the Fund, including in connection with the change or elimination of any or all long-term ratings of the VRRM-MFP Shares.

An explanation of the significance of ratings may be obtained from the Rating Agencies. Generally, Rating Agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The ratings of the VRRM-MFP Shares should be evaluated independently from similar ratings of other securities. A rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning Rating Agency.

See “Risk Factors—Ratings Risk.”

Voting Rights

Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each holder of VRRM-MFP Shares will be entitled to one vote for each VRRM-MFP Share held by such holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each VRRM-MFP Share, and of Common Shares will vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRRM-MFP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, will be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRRM-MFP Share, entitling the holder thereof to one vote. The holders of outstanding Common Shares and Preferred Shares, including VRRM-MFP Shares, voting together as a single class, will elect the balance of the trustees.

If at any time dividends (whether or not earned or declared) on any outstanding Preferred Shares, including the VRRM-MFP Shares, will be due and unpaid in an amount equal to at least two full years’ dividends thereon, and sufficient cash or specified securities have not been deposited with the Calculation and Paying Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Preferred Shares, including VRRM-MFP Shares, the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including VRRM-MFP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of Preferred Shares, including VRRM-MFP Shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment, in full, all dividends payable on all outstanding Preferred Shares, including VRRM-MFP Shares, the voting rights stated in the second preceding sentence will cease, and the terms of office of all of the additional trustees elected by the holders of Preferred Shares, including VRRM-MFP Shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

Except as otherwise permitted by the terms of the Statement, so long as any VRRM-MFP Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least a majority of the VRRM-MFP Shares outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, (x) to modify certain terms of the Statement relating to ranking, limitations on Mode changes, restrictions on dividends and other distributions, the Fund’s obligation to redeem all outstanding VRRM-MFP Shares on the Term Redemption Date, liquidation rights or limitations on amendments to the Statement or (y) so as to materially and adversely affect any preference, right or power of such VRRM-MFP Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Fund through the permitted issuance of additional Preferred Shares hereof shall not be considered to materially and adversely affect the rights and preferences of the VRRM-MFP Shares, (ii) a division of a VRRM-MFP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of the VRRM-MFP Shares and (iii) a Statement supplement establishing terms and conditions for a new Mode in accordance with the Statement or a modification of a Statement supplement then in effect in accordance with the Statement shall not be considered to materially and adversely affect the rights and preferences of the VRRM-MFP Shares. For purposes of the foregoing, no other matter shall be deemed to materially and adversely affect any preference, right or power of a VRRM-MFP Share or the holder thereof unless such matter (i) reduces or abolishes any preferential right of such VRRM-MFP Share or (ii) reduces or abolishes any applicable right in respect of redemption of such VRRM-MFP Share (other than solely as a result of a division of a VRRM-MFP Share or as provided in the Statement supplement designating such Mode in accordance with the Statement).

So long as any VRRM-MFP Shares are outstanding, the Fund shall not, without the affirmative vote or consent of at least 66 2/3% of the holders of the VRRM-MFP Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Additionally, notwithstanding the foregoing, (1) (x) no extension of the Term Redemption Date or (y) reduction or repeal of the Liquidation Preference of the VRRM-MFP Shares that adversely affects the rights of the holders of the VRRM-MFP Shares relative to each other or any other shares of the Fund shall be effected without, in each case, the prior unanimous vote or consent of the holders of the VRRM-MFP Shares, and (2) no change reducing the amount or extending the timing of any payment due on the VRRM-MFP Shares or adversely affecting the taxability of any payments due on the VRRM-MFP Shares under the Statement Supplement in effect, in each case, other than in accordance with the terms of such Statement supplement, or to the obligation of the Fund to (x) pay the Redemption Price on any Redemption Date or (y) accumulate dividends at the Dividend Rate for, or other required distributions on, the VRRM-MFP Shares, shall be effected without, in each case, the prior unanimous vote or consent of the holders of the VRRM-MFP Shares. No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of the Statement, including any Statement supplement.

Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including VRRM-MFP Shares, outstanding at the time, voting as a separate class, shall be required to approve (A) any conversion of the Fund from a closed-end to an open-end investment company, (B) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (C) any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Except as otherwise required by the 1940 Act, other applicable law or the Declaration of Trust, (i) whenever a vote of holders of VRRM-MFP Shares is otherwise required by the Statement, holders of outstanding VRRM-MFP Shares will be entitled as a series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting VRRM-MFP Shares only and (ii) holders of outstanding VRRM-MFP Shares will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of holders of VRRM-MFP Shares, as expressly set forth in the Declaration of Trust and the Statement.

Notwithstanding the foregoing, nothing in the Statement is intended in any way to limit the ability of the Board of Trustees to amend or alter other provisions of the Statement or any Statement supplement, without the vote, approval or consent of any holder of VRRM-MFP Shares, or any other shareholder of the Fund, as otherwise provided in the Statement or any such Statement supplement; provided, that nothing in the Statement or any Statement supplement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any holder or beneficial owner of VRRM-MFP Shares with regard to any special rights of such holder or beneficial owner with respect to its investment in the Fund.

In the event that the Fund fails to pay any dividends on the VRRM-MFP Shares, the sole remedy of the holders under the Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration of Trust, the Statement (including the Statement Supplement) and applicable law, shall be the right to vote for trustees pursuant to the provisions of the Statement.

Mode Change

The Fund, at its option, may terminate the VRR Mode and change the VRRM-MFP Shares to a new Mode with different terms (a “Mode Change”) by delivering a notice of Mode change (a “Mode Change Notice”) by electronic means to the Remarketing Agent and the Calculation and Paying Agent and by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of the VRRM-MFP Shares. The Mode Change Notice shall be provided not more than forty-five (45) calendar days and not less than ten (10) Business Days prior to the termination date for the VRR Mode specified in such Mode Change Notice. The Fund may provide in any Mode Change Notice that such Mode change is subject to one or more conditions precedent and that the Fund will not be required to effect such change unless each such condition has been satisfied at the time or times and in the manner specified in such Mode Change Notice.

In connection with a Mode change, the Fund, subject to compliance with the terms and conditions of the Statement and Statement Supplement then in effect, without the vote or consent of any holder of VRRM-MFP Shares, may establish terms for the new Mode that differ from those of the VRR Mode, including, but not limited to, with respect to:

•	the dividend rate (which may be fixed or floating);

•

if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, the index rate or formula, the index maturity, the index multiplier, if any, the spread, if any, the spread multiplier, if any, the rate determination date(s), the dividend reset date(s), the dividend reset period(s), the minimum or maximum dividend rate, the day count convention, the dividend period(s) and other dividend-related terms;

•	optional tender provisions and/or mandatory tender provisions;

•	a liquidity facility or other credit enhancement, including provisions for mandatory purchase by the provider of the liquidity facility or credit enhancement; and

•	redemption provisions.

Notwithstanding the foregoing, the Fund may not use the Mode change provisions to modify the provisions of the Statement or the Statement Supplement governing ranking, preemptive rights, voting rights, restrictions on dividends and other distributions, the term redemption date, restrictions on redemptions if the Fund is not current on paying accumulated and unpaid dividends, compliance with applicable law in connection with redemptions, liquidation rights or restrictions on amendments or supplements to the Statement or the Statement Supplement, or to modify any terms affecting the parity ranking of the VRRM-MFP Shares relative to any other series of Preferred Shares of the Fund at any time outstanding with respect to dividends or distributions of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Following delivery of the Mode Change Notice, all outstanding VRRM-MFP Shares automatically will be subject to mandatory tender for remarketing and delivered to the Calculation and Paying Agent for delivery to the Remarketing Agent, or directly to the Remarketing Agent, for sale to, and purchase by, purchasers in the remarketing on the New Mode Commencement Date, in the event of a successful remarketing. All tendered VRRM-MFP Shares will be remarketed at the Purchase Price of such VRRM-MFP Shares. VRRM-MFP shareholders will not have the right or the obligation to retain their VRRM-MFP Shares in the event of a transition to a new Mode.

In the event of a successful remarketing, the VRR Mode will terminate, and the new Mode will commence.

If the remarketing for transition to a new Mode is not successful, a “Failed Remarketing Event” shall have occurred.

In the event that a Failed Remarketing Event occurs, the new Mode designated by the relevant Mode Change Notice will not be established. In such event, the VRR Mode will continue in the form determined by the Fund’s election made as described in the following paragraph, a Failed Remarketing Period will commence and the Dividend Rate will be the Step-Up Dividend Rate. All tendered VRRM-MFP Shares will be returned to the relevant tendering holders. Upon the occurrence of a Failed Remarketing Event, all outstanding VRRM-MFP Shares will become subject to mandatory redemption on the related Failed Remarketing Mandatory Redemption Date.

By not later than the Business Day immediately following the occurrence of a Failed Remarketing Event, the Fund will make an election, and provide notice thereof in writing by electronic means to the holders, the Remarketing Agent and the Calculation and Paying Agent, to either (i) cancel the related attempted transition to a new Mode, in which case the provisions relating to a mandatory tender for remarketing due to a Failed Remarketing Event will apply to the Failed Remarketing Period, or (ii) continue to attempt to transition to a new Mode, in which case the Fund will continue to use its reasonable best efforts to successfully establish a new Mode for the VRRM-MFP Shares and, in connection with each such attempt, may designate by a Mode Change Notice a new Mode with new or different terms, until (x) a new Mode is established, (y) the Fund makes a new election to cancel the attempted Mode transition as provided in clause (i) above in connection with a subsequent failure to establish a new Mode, or (z) no VRRM-MFP Shares remain outstanding. If a subsequent Failed Remarketing Event occurs in connection with the remarketing relating to such continued attempt to establish a new Mode, any such Failed Remarketing Event will not alter the Failed Remarketing Period, the Failed Remarketing Mandatory Redemption Date or the Step-Up Dividend Rate.

In the event that, within the Failed Remarketing Period, (i) if the Fund shall have made the election set forth in clause (i) of the preceding paragraph, all (but not less than all) of the VRRM-MFP Shares are successfully remarketed pursuant to a mandatory tender for remarketing due to a Failed Remarketing Event, or (ii) if the Fund shall have made the election set forth in clause (ii) of the preceding paragraph, the Fund successfully establishes a new Mode, the Failed Remarketing Period will terminate, the VRRM-MFP Shares will not be subject to redemption on the related Failed Remarketing Mandatory Redemption Date and, as applicable, the VRR Mode will continue or the VRRM-MFP Shares will be subject to the terms established for the new Mode.

TAX MATTERS

Because the discussion below is general in nature and does not address all of the tax consequences of holding the VRRM-MFP Shares and because the tax laws governing the VRRM-MFP Shares are complex, you are encouraged to consult your tax advisor about the tax consequences of investing in the VRRM-MFP Shares under your particular circumstances before making an investment.

The discussion below is the opinion of Sidley Austin LLP (“Tax Counsel”) on the anticipated U.S. federal income tax consequences to United States persons (as defined by section 7701(a)(30) of the Code) of acquiring, holding and disposing of the VRRM-MFP Shares.

Tax Counsel’s opinion is based on the current provisions and interpretations of the Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of the VRRM-MFP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, it is Tax Counsel’s opinion that for U.S. federal income tax purposes (1) the Fund will qualify as a regulated investment company under the Code, (2) the VRRM-MFP Shares will qualify as stock in the Fund, and (3) distributions made with respect to the VRRM-MFP Shares will qualify as exempt-interest dividends to the extent properly reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of tax-exempt income generated by the Fund).

Investors should be aware that Tax Counsel’s opinion is not binding on the Internal Revenue Service or any court. See the discussions below under the caption “—Treatment of VRRM-MFP Shares as Stock.” In addition, the Fund’s qualification and taxation as a regulated investment company depends upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Tax Act Changes. Numerous changes to the U.S. federal income tax laws have been made by the recent legislation commonly referred to as the “Tax Cuts and Jobs Act” (the “Tax Act”). Among other changes, the Tax Act temporarily replaces the individual tax rate structure, which includes a reduction in the highest marginal rate applicable to individuals, estates and trusts. The Tax Act eliminates the graduated corporate tax rate structure and instead taxes domestic corporate taxable income at 21%. It also modifies the individual alternative minimum tax and repeals the corporate alternative minimum tax. In general, these changes are effective for taxable years beginning after December 31, 2017.

The Fund cannot predict the long-term impact of the Tax Act on an investment in the VRRM-MFP Shares and the effect of any administrative and judicial interpretations of the Tax Act. Prospective investors in the VRRM-MFP Shares are urged to consult their tax advisors regarding the effect of the Tax Act and other potential changes to the U.S. federal tax laws on their investment.

Qualification and Taxation of the Fund. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will have to pay any U.S. federal income tax to the extent its earnings are so distributed. To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other requirements: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the market value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships. In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under “The Fund’s Investments” in the prospectus. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company and not cure such failure, the Fund would incur a regular federal corporate income tax on its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a 4% excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Treatment of VRRM-MFP Shares as Stock. In order for any distributions to owners of the Fund’s VRRM-MFP Shares to be eligible to be treated as exempt-interest dividends, the VRRM-MFP Shares must be classified as stock for U.S. federal income tax purposes. The Investment Adviser believes and, as discussed above, it is Tax Counsel’s opinion that, the VRRM-MFP Shares will qualify as stock in the Fund for U.S. federal income tax purposes. By acquiring VRRM-MFP Shares, an investor agrees to treat the VRRM-MFP Shares as stock for U.S. federal income tax purposes.

Distributions on VRRM-MFP Shares. A VRRM-MFP shareholder will be required to report the dividends declared by the Fund for each day on which such VRRM-MFP shareholder is the shareholder of record. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends received deduction available to corporate shareholders.

Tax Character of Distributions

In General. The tax character of the Fund’s distributions in the hands of the Fund’s shareholders will be determined primarily by the tax character of the Fund’s underlying income. Although the Fund expects that most of its income will be tax-exempt, some of the Fund’s income may be taxable as capital gains or ordinary income. In addition, although the Fund expects that under normal circumstances it will not invest in municipal bonds the interest on which is subject to the federal alternative minimum tax, at times a portion of the Fund’s tax-exempt income may be subject to the federal alternative minimum tax. The Internal Revenue Service requires a regulated investment company that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and ordinary income, if any, between its Common Shares and Preferred Shares, including the VRRM-MFP Shares, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund.

Exempt-Interest Dividends. The Fund intends to qualify to pay exempt-interest dividends, as defined in the Code, on its Common Shares and Preferred Shares, including the VRRM-MFP Shares, by satisfying the requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of tax-exempt municipal bonds. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on municipal bonds and are so designated by the Fund. The Fund intends to invest primarily in municipal bonds the income of which is otherwise exempt from regular U.S. federal income tax, the federal alternative minimum tax. Thus, substantially all of the Fund’s dividends to the common shareholders and VRRM-MFP shareholders will qualify as exempt-interest dividends. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

Exempt-Interest Dividends Subject to the Federal Alternative Minimum Tax. Federal tax law imposes a federal alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal securities, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from U.S. federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually supply a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax.

Dividends Attributable to Ordinary Income and Capital Gains. Distributions to shareholders by the Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income. In addition, gains of the Fund that are attributable to market discount on municipal securities will be treated as ordinary income. Distributions by the Fund of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain regardless of the length of time the shareholder has owned Common Shares or VRRM-MFP Shares of the Fund. The amount of capital gains and ordinary income allocable to the Fund’s VRRM-MFP Shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on VRRM-MFP Shares that include an allocable portion of any net capital gain or ordinary income, the Fund anticipates that all other dividends paid on VRRM-MFP Shares will constitute exempt-interest dividends for U.S. federal income tax purposes.

If the Fund allocates any net capital gain or ordinary income for regular U.S. federal income tax purposes to a dividend on VRRM-MFP Shares, the Fund has agreed as set forth in the Statement Supplement to make certain payments to holders of VRRM-MFP Shares to offset the regular U.S. federal income tax effect thereof. In addition, the Fund has agreed as set forth in the Statement Supplement in certain circumstances to provide notice of the amount of any allocation prior to the date such dividend is declared. See “Description of VRRM-MFP Shares—Dividends—Taxable Allocations.”

Sales, Exchanges and Other Dispositions of VRRM-MFP Shares. On the sale or other disposition of VRRM-MFP Shares (other than redemptions, the rules for which are described below under the caption “—Redemptions of VRRM-MFP Shares”), the amount paid for the seller’s right to any dividends that are accumulated but unpaid at the time of such sale or other disposition will be treated as dividends and subject to the rules described above under the caption “—Tax Character of Distributions.” The balance of the amount paid, will generally be treated as (1) capital gain to the extent it exceeds the seller’s basis in the VRRM-MFP Shares, and (2) capital loss to the extent it is less than the seller’s basis in the VRRM-MFP Shares. In the case of corporate taxpayers, both long-term and short-term capital gains are taxed at the same rate that applies to ordinary income. In the case of non-corporate taxpayers, short-term capital gains and ordinary income are taxed at a maximum rate of 37% and long-term capital gains at a maximum rate of 20%. In addition, because of certain limitations on itemized deductions and the deduction for personal exemptions, the effective rate of tax may be higher in certain circumstances.

In the case of a taxpayer that is an individual, estate or trust, and for taxable years starting after December 31, 2017 and before January 1, 2026, the Tax Act disallows “miscellaneous itemized deductions” within the meaning of Code Section 67, repeals the personal exemption and suspends the general limitation imposed on itemized deductions by Code Section 68.

Losses realized by a shareholder on the sale or exchange of VRRM-MFP Shares held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received (or deemed received on a sale) with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares.

Any loss realized on a sale or exchange of VRRM-MFP Shares will be disallowed to the extent those shares are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Redemptions of VRRM-MFP Shares. The Fund may, at its option, redeem VRRM-MFP Shares in whole or in part, or be required to redeem all of the outstanding VRRM-MFP Shares on a Failed Remarketing Mandatory Redemption Date, and will be required to redeem Preferred Shares, which may include VRRM-MFP Shares, in which event the redemption will be made from all VRRM-MFP shareholders pro rata, or by lot or other fair method, to the extent required to maintain Asset Coverage or comply with the Effective Leverage Ratio. Gain or loss, if any, resulting from a redemption of the VRRM-MFP Shares will be taxed as gain or loss from the sale or exchange of the VRRM-MFP Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a shareholder’s ownership of the Common Shares will be taken into account.

Tax on Net Investment Income. A 3.8% tax is imposed on net investment income of individuals, estates and trusts with incomes above certain threshold amounts. The types of investment income used to calculate “net investment income,” include taxable distributions (if any) made by the Fund with respect to VRRM-MFP Shares and gains (if any) from the sale or other disposition of VRRM-MFP Shares.

Consequences of Insufficient Distributions. If at any time when the Fund’s VRRM-MFP Shares are outstanding the Fund fails to meet 200% asset coverage (as determined pursuant to the 1940 Act), the Fund will be required to suspend distributions to holders of its Common Shares until such maintenance amount or asset coverage, as the case may be, is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt income (as that term is defined in the Code) determined without regard to the deduction for dividends paid, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or the non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the 225% Asset Coverage required under the Statement Supplement, the Fund will be required to redeem Preferred Shares, which may include VRRM-MFP Shares, in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its VRRM-MFP shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the regular U.S. federal income tax and federal alternative minimum income tax consequences of purchasing, holding and disposing of VRRM-MFP Shares.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

The information in this section concerning DTC and DTC’s book-entry system has been obtained by the Fund from DTC.

The VRRM-MFP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of VRRM-MFP Shares.

Purchasers of VRRM-MFP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members, and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each beneficial owner of a book-entry security will hold that security indirectly through various intermediaries.

The interest of each beneficial owner in a book-entry security will be evidenced solely by entries on the books of the beneficial owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and the Calculation and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the beneficial owner will also not be able to obtain a paper certificate evidencing its ownership of VRRM-MFP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A beneficial owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

•	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or

•	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the VRRM-MFP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this prospectus supplement, in the case of book-entry securities, references to actions taken by beneficial owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of VRRM-MFP Shares will mean payments and notices related to the redemption or tender of VRRM-MFP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the VRRM-MFP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the VRRM-MFP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Calculation and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the VRRM-MFP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the VRRM-MFP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the VRRM-MFP Shares and payments upon redemption of VRRM-MFP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Calculation and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to beneficial owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Calculation and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the beneficial owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS WHICH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARY RECEIVES FROM DTC. THE FUND WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

UNDERWRITING

The Fund, the Investment Adviser, the Sub-Adviser, and [•], located at [•], have entered into an underwriting agreement with respect to the VRRM-MFP Shares. The underwriter has agreed, subject to the terms and conditions of the underwriting agreement, to purchase from the Fund [•] VRRM-MFP Shares. The underwriter is committed to purchase and pay for all such VRRM-MFP Shares if any are purchased.

The following table shows the per VRRM-MFP Share and the total underwriting discounts and commissions that the Fund is to pay to the underwriter in connection with this offering.

Per VRRM-MFP Share	$	[	•]
Total	$	[	•]

The Fund estimates that the total expenses of this offering payable by the Fund, exclusive of the underwriting discount or commission, will be approximately $[•].

Shares sold by the underwriter to the public will initially be offered at the public offering price set forth on the cover of this prospectus supplement. The minimum purchase amount in this offering is [•] ([•]) VRRM-MFP Shares. Purchases in excess of the minimum purchase amount may be made only in multiples of [•] ([•]) VRRM-MFP Shares.

Each of the Fund, the Investment Adviser and the Sub-Adviser has agreed to indemnify the underwriter against certain liabilities, including liabilities under the 1933 Act.

The underwriter also will act as the Remarketing Agent in connection with the VRRM-MFP Shares and receive a fee from the Fund in such capacity. See “Description of VRRM-MFP Shares—Remarketing—Remarketing Agent.”

The underwriter and its affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriter and its affiliates have in the past and may in the future perform various financial advisory and investment banking services for the Fund, for which they received or will receive customary fees and expenses. The Fund anticipates that the underwriter may from time to time act as broker and dealer in connection with the execution of the Fund’s portfolio transactions after it has ceased to be an underwriter and, subject to certain restrictions, may act as such broker while it is the underwriter.

In the ordinary course of their various business activities, the underwriter and its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of the issuer. The underwriter and its affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

[•], an affiliate of the underwriter, is one of a group of lenders under a committed unsecured credit facility pursuant to which the Fund and certain other funds managed by Nuveen Fund Advisors may borrow for temporary purposes only. See “Prospectus Summary—Use of Leverage” in the prospectus. [•] and its affiliates, may routinely hedge their credit exposure to the Fund consistent with their customary risk management policies. Typically, they would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in the Fund’s securities, including potentially the VRRM-MFP Shares offered hereby. Any such credit default swaps or short positions could adversely affect future trading prices of the VRRM-MFP Shares offered hereby.

LEGAL MATTERS

Certain legal matters in connection with the VRRM-MFP Shares will be passed upon for the Fund by Sidley Austin LLP, New York, New York, and for the underwriter and the Remarketing Agent by [•], New York, New York. Sidley Austin LLP may rely as to certain matters of Massachusetts law on the opinion of Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

CUSTODIAN, TRANSFER AGENT, CALCULATION AND PAYING AGENT

State Street Bank and Trust Company (the “Custodian”) serves as custodian of the Fund’s assets. Computershare Inc. and Computershare Trust Company, N.A. serve as transfer agent for the Common Shares. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent” in the accompanying prospectus.

The Bank of New York Mellon will serve as calculation agent and as the transfer agent and registrar, dividend disbursing agent, and paying agent and redemption price disbursing agent for the VRRM-MFP Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited Financial Statements and Financial Highlights of the Fund appearing in the Fund’s Annual Report for the fiscal year ended October 31, 2018 are incorporated by reference into the SAI. The audited financial statements and financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such audited financial statements and financial highlights are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The information with respect to the fiscal years ended prior to October 31, 2014 has been audited by other auditors. The principal business address of KPMG LLP is 200 East Randolph Street, Chicago, Illinois 60601.

WHERE YOU CAN FIND MORE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, NE, Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the SEC.

Additional information about the Fund and VRRM-MFP Shares can be found in the Fund’s registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the 1934 Act. Additional information may be found on the Internet at http://www.nuveen.com. The information contained in, or that can be accessed through, those websites is not part of this prospectus supplement or the accompanying prospectus.

$

Nuveen AMT-Free Municipal Credit Income Fund

Series [•] MuniFund Preferred Shares

Variable Rate Remarketed Mode

Liquidation Preference $[•] Per Share

PROSPECTUS SUPPLEMENT

[•], 20[•]

[Underwriter(s)]

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities was filed with the Securities and Exchange Commission and became effective. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and we are not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Supplement dated [•], 20[•]

PROSPECTUS SUPPLEMENT

(To Prospectus dated [•] 2019)

$[•]

Nuveen AMT-Free Municipal Credit Income Fund

[•] SERIES [•] MUNIFUND PREFERRED SHARES

VARIABLE RATE MODE

LIQUIDATION PREFERENCE $[•] PER SHARE

Nuveen AMT-Free Municipal Credit Income Fund (the “Fund”), a diversified, closed-end management investment company is offering [•] Series [•] MuniFund Preferred Shares (the “MFP Shares”), liquidation preference $[•] per share (the “Liquidation Preference”), in the Variable Rate Mode (the MFP Shares, while in the Variable Rate Mode, the “VRM-MFP Shares”). The VRM-MFP Shares will be in the Variable Rate Mode until [•], subject to [extension or]1 earlier redemption, repurchase or transition to a new Mode (as defined herein) by the Fund.

During the Variable Rate Mode, the dividend rate for the VRM-MFP Shares [(unless adjusted as described in this prospectus supplement)]2 will be equal to [the sum of (i) the SIFMA Municipal Swap Index (as defined herein) made available by approximately 4:00 p.m., New York City time, on the Rate Determination Date (as defined herein) or if such index is not made so available on such date, the SIFMA Municipal Swap Index as determined on the previous Rate Determination Date, as determined for each Dividend Reset Period (as defined herein), plus (ii) the Applicable Spread (as defined herein)]. The dividend rate for the initial Dividend Reset Period commencing on, and including, [•], 20[•], the first day of the Variable Rate Mode, and ending on, and including, [•], 20[•] will be equal to [the sum of (i) the SIFMA Municipal Swap Index, made available by approximately 4:00 p.m., New York City time, on Wednesday, [•], plus (ii) the Applicable Spread, or [•]% per annum if the SIFMA Municipal Swap Index is not so published]3.

During the Variable Rate Mode, dividends on the VRM-MFP Shares generally will be paid monthly on the first Business Day (as defined herein) of each month, commencing on [•], 20[•], and are expected to be exempt from both regular U.S. federal income tax and the federal alternative minimum tax, with exceptions for certain portions that may represent the pass through of capital gains,

[1]	Include references to Mode extension if the Mode Termination Date is prior to the Term Redemption Date
[2]	Include for Adjustable Rate VRM
[3]	Replace references to SIFMA and related terms if a different Index Rate is used if any, from portfolio transactions. In connection with any transfer of VRM-MFP Shares, the transferor as beneficial owner of VRM-MFP Shares shall be deemed to have agreed pursuant to the terms of the VRM-MFP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the beneficial owner of the VRM-MFP Shares in exchange for payment of the purchase price for such VRM-MFP Shares by the transferee.

The VRM-MFP Shares will not be listed or traded on any securities exchange.

The VRM-MFP Shares will be subject to mandatory redemption by the Fund on [•] (the “Term Redemption Date”), unless earlier redeemed or repurchased by the Fund.

Investing in VRM-MFP Shares involves risks. See “Risk Factors” beginning on page S-17 and on page 9 of the accompanying prospectus. You should consider carefully these risks together with all of the other information in this prospectus supplement and the accompanying prospectus before making a decision to invest in the VRM-MFP Shares.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

	Per Share			Total
Public offering price	$	[	•]	$	[	•]
Underwriting discounts and commissions	$	[	•]	$	[	•]
Proceeds, before expenses, to the Fund	$	[	•]	$	[	•]]

It is expected that the VRM-MFP Shares will be delivered to investors in book-entry form only, through the facilities of The Depository Trust Company, on or about [•], 20[•].

[UNDERWRITER(S)]

[•], 20[•]

(continued from previous page)

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC, believes are underrated or undervalued or that represent municipal market sectors that are undervalued. As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined herein) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes. As non-fundamental investment policies, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined herein) and at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental investment policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization, which includes below-investment-grade or unrated securities judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC. There can be no assurance that the Fund will achieve its investment objectives.

You should read this prospectus supplement, together with the accompanying prospectus, which contains important information about the Fund, before deciding whether to invest in VRM-MFP Shares and retain it for future reference. A statement of additional information, dated [•], 2019, and as it may be supplemented (the “SAI”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus supplement and the accompanying prospectus. You may request a free copy of the SAI, the table of contents of which is on page 69 of the accompanying prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus supplement, the accompanying prospectus or the SAI. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s website (www.sec.gov).

VRM-MFP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

i

You should rely only on the information contained or incorporated by reference into this prospectus supplement and the accompanying prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of VRM-MFP Shares in any state where the offer is not permitted. You should not assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the respective dates on the front covers. The Fund’s business, financial condition and prospects may have changed since such dates.

ii

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition. The Fund acknowledges that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Fund.

iii

PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus supplement, in the accompanying prospectus and in the statement of additional information, dated [•], 2019, and as it may be supplemented (the “SAI”), including the documents incorporated by reference, prior to making an investment in the Fund, especially the information set forth under the heading “Risk Factors” beginning on page S-17 of this prospectus supplement and beginning on page 9 in the accompanying prospectus.

The Fund	Nuveen AMT-Free Municipal Credit Income Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $.01 par value per share (the “Common Shares”), are traded on the New York Stock Exchange under the symbol “NVG.” See “Description of Securities—Common Shares” in the prospectus. As of [•], 20[•], the Fund had [•] Common Shares outstanding, and net assets applicable to Common Shares of $[•]. The Fund commenced investment operations on November 21, 2002.

As of the date of this prospectus supplement, the Fund has outstanding [one series of MuniFund Preferred Shares (“MFP Shares”), consisting of 4,054 Series A MFP Shares, and five series of Variable Rate Demand Preferred Shares (“VRDP Shares”), consisting of 1,790 Series 1 VRDP Shares, 3,854 Series 2 VRDP Shares, 1,800 Series 4 VRDP Shares, 3,405 Series 5 VRDP Shares and 3,267 Series 6 VRDP Shares]. See “Description of Securities—Preferred Shares” in the prospectus. MFP Shares, VRDP Shares and any other preferred shares of the Fund as may be outstanding from time to time are collectively referred to as “Preferred Shares.”

Investment Objectives and Policies	The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Investment Adviser”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

S-1

As a non-fundamental investment policy that may be changed by the Fund’s trustees without prior shareholder notice, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental investment policy subject to change by the Fund’s trustees upon 60 days’ notice to shareholders, under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

As a non-fundamental investment policy that may be changed by the Fund’s trustees without prior shareholder notice, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”), which includes below-investment-grade securities or unrated securities judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”).

There can be no assurance that the Fund will achieve its investment objectives. See “Risk Factors” and “The Fund’s Investments—Investment Objectives and Policies” in the prospectus.

Investment Adviser	Nuveen Fund Advisors is the Fund’s investment adviser, responsible for overseeing the Fund’s overall investment strategy and its implementation.

Sub-Adviser	NAM serves as the Fund’s investment sub-adviser and is an affiliate of Nuveen Fund Advisors. NAM is a registered investment adviser. NAM oversees the day-to-day investment operations of the Fund.

S-2

The Offering	The Fund is offering [•] Series [•] MuniFund Preferred Shares (the “MFP Shares”), liquidation preference of $[•] per share (the “Liquidation Preference”), in the Variable Rate Mode (the MFP Shares, while in the Variable Rate Mode, the “VRM-MFP Shares”). [See “Underwriting.”] The first issuance date of the VRM-MFP Shares upon the closing of this offering is referred to herein as the “Date of Original Issue.”

VRM-MFP Shares	The VRM-MFP Shares are Preferred Shares of the Fund, ranking on parity with each other and other Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Each Preferred Share, including each VRM-MFP Share, ranks and will rank senior in priority to the Common Shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The VRM-MFP Shares are being issued in the Variable Rate Mode designated pursuant to the Statement and the Statement Supplement (each as defined below). So long as the VRM-MFP Shares are outstanding, they will remain in the Variable Rate Mode until [•], subject to the right of the Fund, at its option, to terminate the Variable Rate Mode and change the VRM-MFP Shares to a new Mode (as defined below) with different terms. See “Description of VRM-MFP Shares—Mode Change” in this prospectus supplement and “Description of Securities—Preferred Shares—MuniFund Preferred Shares—Designation of Modes” in the prospectus.

Variable Rate Mode[-Adjustable Rate][1]	The terms and conditions of the VRM-MFP Shares described in this prospectus supplement apply to the VRM-MFP Shares during the Variable Rate Mode ([•] to [•], inclusive, subject to [extension or] early transition). During the Variable Rate Mode, the dividend rate for the VRM-MFP Shares [(unless adjusted as described in this prospectus supplement)][2] generally will be a variable rate equal to [the SIFMA Municipal Swap Index (as defined below) plus the Applicable Spread (as defined below)]. A complete description of the preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the VRM-MFP Shares during the Variable Rate Mode, can be found in the Fund’s Declaration of Trust (the “Declaration of Trust”), the Statement Establishing and Fixing the Rights and Preferences of Series [•] MuniFund Preferred Shares (the “Statement”) and the

[1]	Include for Adjustable Rate VRM
[2]	Include for Adjustable Rate VRM

S-3

Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series [•] MuniFund Preferred Shares (the “Statement Supplement”). These documents are filed with the Securities and Exchange Commission as exhibits to the Fund’s registration statement of which the prospectus is a part. Copies may be obtained as described under “Where You Can Find More Information.”

[The dividend rate is subject to adjustment from time to time. Commencing on any day after [•], either the Fund or the beneficial owner of more than 50% of the outstanding VRM-MFP Shares (the “Majority Beneficial Owner”) may propose Adjusted Rate Terms (as defined herein), but any Adjusted Rate Terms must be agreed to by the Fund and the beneficial owners of 100% of the outstanding VRM-MFP Shares (the “Required Beneficial Owners”) prior to going into effect.]

[“Adjusted Rate Terms” may include, but are not limited to, the dividend rate (which may be fixed or floating), as well as, as applicable, the index rate, the index maturity, the index multiplier, the spread, the spread multiplier, the rate determination date(s), the dividend reset date(s), the dividend reset period(s), the minimum dividend rate, the day count convention, the dividend period(s) and other terms as set forth in a rate adjustment notice; provided, that no Adjusted Rate Terms may modify the terms or applicability of the provisions of the Statement or the Statement Supplement governing ranking, preemptive rights, voting rights, restrictions on dividends and other distributions, the term redemption date, restrictions on redemptions if the Fund is not current on paying accumulated and unpaid dividends, compliance with applicable law in connection with redemptions, liquidation rights or restrictions on amendments or supplements to the Statement or the Statement Supplement; and provided further, that no Adjusted Rate Terms shall modify any terms affecting the parity ranking of the VRM-MFP Shares relative to any other series of Preferred Shares of the Fund at any time outstanding with respect to dividends or distributions of assets upon dissolution, liquidation or winding up of the affairs of the Fund.][3]

“Mode” means the Variable Rate Mode, or any subsequent Mode, including any extension thereof, for which terms and conditions of the VRM-MFP Shares are designated pursuant to the Statement and the Statement Supplement. See “Description of VRM-MFP Shares—Mode Change.”

[3]	Include for Adjustable Rate VRM

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Dividend Rate	During the Variable Rate Mode, [subject to change in the event of agreement to Adjusted Rate Terms as described under “Adjusted Rate Terms” below,][4] the dividend rate for the VRM-MFP Shares is determined with respect to “Dividend Reset Periods” that will generally commence on a Thursday and end on the following Wednesday when a new Index Rate (as defined below) is made available. The “Index Rate” for any such Dividend Reset Period will be [(i) the SIFMA Municipal Swap Index (as defined below) made available by approximately 4:00 p.m., New York City time, on the Rate Determination Date for such Dividend Reset Period or if such index is not made so available on such date, the SIFMA Municipal Swap Index as determined on the previous Rate Determination Date.] If the day immediately preceding a Dividend Reset Period is not a Business Day, that Dividend Reset Period will begin on the first day following the date on which such index is next made available but the end date of such Dividend Reset Period will not be adjusted. [Except [during a Failed Transition Period (as defined below), if any, or][5] as may be provided for in the Adjusted Rate Terms as described below,][6] the Dividend Rate for any Dividend Reset Period will be equal to the Index Rate plus the Applicable Spread. The Applicable Spread will initially be [•]% per annum and is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the VRM-MFP Shares by a rating agency providing a credit rating for the VRM-MFP Shares at the request of the Fund, as described below, provided that the Dividend Rate will in no event exceed 15% per annum.

“Failed Transition Period” means, upon the occurrence of [a Failed Adjustment Event (as defined below) or] a Failed Transition Event (as defined below), the period commencing on the date of such [Failed Adjustment Event or] Failed Transition Event and ending on the earliest to occur of (i) the redemption by the Fund on the Failed Transition Redemption Date or, if earlier, another Redemption Date, if any, of 100% of the outstanding MFP Shares, or (ii) the repurchase by the Fund of 100% of the outstanding MFP Shares, or (iii) the successful transition remarketing of 100% of the outstanding MFP Shares, or (iv) mutual agreement by the Fund and the Required Beneficial Owners to terminate the Failed Transition Period and revert to the Variable Rate Mode on the terms mutually agreed by the Fund and the Required Beneficial Owners.

[4]	Include for Adjustable Rate VRM
[5]	Include references to Failed Transition Period and related terms if the terms of the VRM offered provide for such a period following a failed attempt to transition to a new Mode
[6]	Include for Adjustable Rate VRM

S-5

[“Failed Adjustment Event” means that, in the case of Adjusted Rate Terms proposed by the Majority Beneficial Owner, the Fund and the Required Beneficial Owners shall have failed to agree in writing to Adjusted Rate Terms by the [•] calendar day, or such other date as the Fund and the Required Beneficial Owners shall agree, following the date of delivery of a rate adjustment notice, unless the rate adjustment notice shall have been withdrawn prior to such [•] calendar day or other agreed day.][7]

“Failed Transition Event” means that either (i) the transition notice states that the transition remarketing agent was unable to successfully remarket all of the VRM-MFP Shares to be purchased on the date a new Mode commences or (ii) the remarketing proceeds for any tendered VRM-MFP Shares are not received for any reason (x) by the Calculation and Paying Agent (as defined herein) by 4:30 p.m., New York City time or (y) if payment is made directly to the beneficial owners, by the beneficial owners by 3:00 p.m., New York City time, subject to the Statement Supplement, in each case, on the date a new Mode commences, or (iii) the Fund has otherwise been unsuccessful in extending the Variable Rate Mode or establishing a new Mode to succeed the Variable Rate Mode on the date a new Mode commences (in each of which cases the related VRM-MFP Shares will be treated as not having been successfully remarketed).

The dividend rate for the initial Dividend Reset Period commencing on, and including, [•] and ending on, and including, [•], will be equal to [the sum of (i) the SIFMA Municipal Swap Index, made available by approximately 4:00 p.m., New York City time, on Wednesday, [•], plus (ii) the Applicable Spread or [•]% per annum if the SIFMA Municipal Swap Index is not so published].

[“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced,

[7]	Include for Adjustable Rate VRM

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such other reasonably comparable index selected in good faith by the Board of Trustees of the Fund (“the Board”).]

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Rate Determination Date” means with respect to the initial Dividend Reset Period, [•], and, with respect to any subsequent Dividend Reset Period, [[(i)] the last day of the immediately preceding Dividend Reset Period or, if such day is not a Business Day, the next succeeding Business Day; provided however that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day [or (ii) as may be otherwise provided for in the Adjusted Rate Terms]8].

The applicable dividend rate for the VRM-MFP Shares is referred to herein as the “Dividend Rate.”

[Adjusted Rate Terms	The Dividend Rate is subject to adjustment from time to time. Commencing on any day after [•], either the Fund or the Majority Beneficial Owner may propose Adjusted Rate Terms, but any Adjusted Rate Terms must be agreed to by the Fund and the Required Beneficial Owners prior to going into effect.

If the Fund proposes Adjusted Rate Terms, and the Required Beneficial Owners do not agree to Adjusted Rate Terms, then the Dividend Rate and other terms already in effect will continue. If the Majority Beneficial Owner proposes Adjusted Rate Terms, and the Fund and the Required Beneficial Owners do not agree to Adjusted Rate Terms, then the proposed Adjusted Rate Terms will not take effect, constituting a Failed Adjustment Event (as defined herein), and a Failed Transition Period will commence. In such case, the Fund will use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to establish a new Mode for the VRM-MFP Shares, the Dividend Rate will be the Failed Transition Period Dividend Rate and the VRM-MFP Shares will be subject to mandatory redemption on the Failed Transition Redemption Date (as defined below), if the Fund has not successfully established a new Mode or redeemed or repurchased all of the VRM-MFP Shares or agreed to termination of the Failed Transition Period with the Required Beneficial Owners prior to the end of the Failed Transition Period. See “Transition to a New Mode,” “Failed Transition

[8]	Include for Adjustable Rate VRM

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Period Dividend Rate” and “Redemption Provisions—Failed Transition Mandatory Redemption” below.

Adjusted Rate Terms, once established, may be further adjusted or replaced with new Adjusted Rate Terms.][9]

Applicable Spread Adjustments	The “Applicable Spread” will initially be [•]% per annum but [(i)] will adjust based on the highest applicable credit rating most recently assigned to the VRM-MFP Shares by [•] or any additional or different Rating Agency (as defined below) providing a long-term credit rating on the VRM-MFP Shares and which is designated a Rating Agency by the Fund to the per annum percentage set forth opposite such assigned rating in the table below[, or (ii) such spread or spreads as may be provided for in Adjusted Rate Terms][10] [(provided, however, the Applicable Spread shall not apply for any Dividend Reset Period or portion thereof occurring during the Failed Transition Period, if any, except as provided in the definition of Failed Transition Period Applicable Spread or in the case of an Increased Rate Period occurring during the Failed Transition Period)]:

Long Term Ratings*
[•]	Applicable Percentage**

AAA to AA	[•]%

AA-	[•]%

A+	[•]%

A	[•]%

A-	[•]%

BBB+	[•]%

BBB	[•]%

BBB-	[•]%

*And/or the equivalent ratings of another Rating Agency then rating the VRM-MFP Shares utilizing the highest of the ratings of the Rating Agencies then rating the VRM-MFP Shares.	**Unless an Increased Rate Period is in effect, in which case the Applicable Spread will be [•]% for such Increased Rate Period.

Each NRSRO rating the VRM-MFP Shares at the request of the Fund is referred to in this prospectus supplement as a “Rating Agency.”

[9]	Include for Adjustable Rate VRM
[10]	Include for Adjustable Rate VRM

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The Applicable Spread will increase to [•]% per annum for each “Increased Rate Period.” An “Increased Rate Period” will commence (A) on a Dividend Payment Date if the Fund has failed to deposit with [•] and its successors or any other calculation and paying agent appointed by the Fund with respect to the VRM-MFP Shares (the “Calculation and Paying Agent”) by 12:00 noon, New York City time, on such Dividend Payment Date, deposit securities that will provide funds available to the Calculation and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on the VRM-MFP Shares payable on such Dividend Payment Date (a “Dividend Default”) and continue to, but excluding, the Business Day on which the Dividend Default is cured; (B) on an applicable redemption date if the Fund has failed to deposit with the Calculation and Paying Agent for the VRM-MFP Shares by 12:00 noon, New York City time, on such redemption date for the VRM-MFP Shares, deposit securities that will provide funds available to the Tender and Paying Agent on such redemption date sufficient to pay the full amount of the Redemption Price payable in respect of such shares on such redemption date (a “Redemption Default”) and continue to, but excluding, the Business Day on which such Redemption Default is cured; (C) on the Business Day on which any Rating Agency has withdrawn the credit rating required to be maintained with respect to the VRM-MFP Shares pursuant to the Statement Supplement, other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing, or the Fund has terminated the designation of a Rating Agency without complying with the requirements of the Statement Supplement and continue to, but excluding, the Business Day on which the Fund restores compliance with its Rating Agency obligations under the Statement Supplement; (D) on the Business Day on which a Ratings Event (as defined below) has occurred with respect to the VRM-MFP Shares and continue to, but excluding, the Business Day on which such Ratings Event has ended; or (E) on the Business Day on which (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the VRM-MFP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund and continue so long as any VRM-MFP Shares are outstanding in the Variable Rate Mode. A “Ratings Event” will be deemed to exist with respect to the VRM-MFP Shares at any time such VRM-MFP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time (or

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from the Rating Agency designated at such time if only one Rating Agency is then designated) that is below investment grade.

[For each Dividend Reset Period or portion thereof during the Failed Transition Period, if any, the Dividend Rate will be the Failed Transition Period Dividend Rate (as defined below).]

Dividend Payments	The holders of VRM-MFP Shares will be entitled to receive, when, as and if declared by, or under authority granted by, the Board out of funds legally available for payment, cumulative cash dividends and distributions on each such VRM-MFP Share at the Dividend Rate. Dividends and other distributions on each VRM-MFP Share accumulate from the Date of Original Issue with respect to such share. During the Variable Rate Mode, the “Dividend Period” will generally be a calendar month, and the “Dividend Payment Date” in respect of each Dividend Period will be the first Business Day following the end of such Dividend Period, except that the first Dividend Period will begin on (and include) [•] and end on (and include) [•], and the first Dividend Payment Date will be [•], and the final Dividend Period in the Variable Rate Mode will end on and include the last calendar day of the Variable Rate Mode. Notwithstanding the foregoing, [(i)] the Fund in its discretion may establish Dividend Payment Dates (each, a “Special Dividend Payment Date”) more frequent than monthly Dividend Payment Dates in respect of the Variable Rate Mode; provided, that any such Special Dividend Payment Date shall be a Business Day[, or (ii) the Fund and the Required Beneficial Owners may establish the date or dates as may be provided for in the Adjusted Rate Terms.][11]

The amount of dividends per share payable on the VRM-MFP Shares on any Dividend Payment Date will equal the sum of the dividends accumulated but not yet paid for each Dividend Reset Period (or portion thereof) in the related Dividend Period. The amount of dividends per share accumulated for each such Dividend Reset Period (or portion thereof) will be computed by (i) multiplying the Dividend Rate in effect for the VRM-MFP Shares for such Dividend Reset Period (or portion thereof) by a fraction, the numerator of which will be [the actual number of days in such Dividend Reset Period (or portion thereof) and the denominator of which will be the actual number of days in the year in which such Dividend Reset Period (or portion thereof) occurs (365 or 366)] and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a VRM-MFP Share ($[•]). [The Dividend Rate may be

[11]	Include for Adjustable Rate VRM

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adjusted to a new Dividend Rate as provided in the Adjusted Rate Terms.][12] The Dividend Rate for the VRM-MFP Shares will be adjusted to the Increased Rate for each Increased Rate Period. Dividends on VRM-MFP Shares with respect to any Dividend Period will be declared to the holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period. In connection with any transfer of VRM-MFP Shares, the transferor will, subject to any agreement between the transferor and transferee, transfer to the transferee the transferor’s right to receive from the Fund any unpaid dividends so declared for each day prior to the transferee becoming the holder or beneficial owner, as applicable, of the VRM-MFP Shares in consideration of a portion of the purchase price for such VRM-MFP Shares paid by the transferee.

Dividends on VRM-MFP Shares will be paid on each Dividend Payment Date to the holders of VRM-MFP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day).

See “Description of VRM-MFP Shares—Dividends and Distributions.”

Transition to New Mode	On any day after [•], the Fund may at its option elect to transition to a new Mode. [In addition, (i) during a Rate Adjustment Notice Period (as defined herein), if the Majority Beneficial Owner is the proposing party, the Fund will use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to either agree with the Required Beneficial Owners on the Adjusted Rate Terms or transition to a new Mode and (ii) during a Failed Transition Period following the occurrence of a Failed Adjustment Event or a Failed Transition Event (as defined herein), the Fund will use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to transition to a new Mode by establishing a new Mode to succeed the Variable Rate Mode that will result in a transition to such new Mode on a Thursday that is a Business Day (such Business Day, the “New Mode Commencement Date”), with terms as set forth in a new Statement supplement designating the terms of such Mode.][13] See “Description of VRM-MFP Shares—Mode [Extension or] Change.”

[12]	Include for Adjustable Rate VRM
[13]	Include for Adjustable Rate VRM

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In the case of a transition to a new Mode, all outstanding VRM-MFP Shares automatically will be subject to mandatory tender for transition remarketing and delivered to the Calculation and Paying Agent for purchase by purchasers in the transition remarketing on the New Mode Commencement Date, in the event of a successful transition remarketing; provided, that the Required Beneficial Owners, by agreement with the Fund, may (1) waive their right to the mandatory tender and (2) retain their VRM-MFP Shares. Such waiver and retention of 100% of the outstanding VRM-MFP Shares shall be deemed to constitute a successful transition remarketing. Otherwise, a transition remarketing shall be deemed successful only if a Failed Transition Event shall not have occurred. Upon the occurrence of a Failed Transition Event, all tendered VRM-MFP Shares will be returned to the relevant tendering holders by the Calculation and Paying Agent.

[During a Failed Transition Period, if any, dividends on the VRM-MFP Shares will accumulate at the Failed Transition Period Dividend Rate (as defined below), and the VRM-MFP Shares will be subject to mandatory redemption by the Fund, if the Fund has not successfully established a new Mode or redeemed or repurchased all of the VRM-MFP Shares or agreed to termination of the Failed Transition Period with the Required Beneficial Owners prior to the end of the Failed Transition Period. See “Failed Transition Period Dividend Rate” and “Failed Transition Mandatory Redemption” below.]

Upon the occurrence of a successful transition remarketing, the Fund will be deemed to have successfully established a new Mode, and the VRM-MFP Shares will be subject to the terms established for the new Mode.

[Failed Transition Period Dividend Rate	For each Dividend Reset Period (or portion thereof) occurring during the Failed Transition Period, if any, the Dividend Rate shall be the “Failed Transition Period Dividend Rate,” which will equal the Index Rate for such Dividend Reset Period (or portion thereof) plus the Failed Transition Period Applicable Spread for such Dividend Reset Period (or portion thereof); provided, however, that, with respect to any Increased Rate Period, the Failed Transition Period Dividend Rate shall mean the Increased Rate for such Increased Rate Period; and provided further, that the Failed Transition Period Dividend Rate for any Dividend Reset Period (or portion thereof) shall in no event exceed the Maximum Rate.

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“Failed Transition Period Applicable Spread” means, for each Dividend Reset Period or portion thereof occurring while the Failed Transition Period, if any, has occurred and is continuing: the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Transition Event; and (ii) [•] basis points ([•]%) (up to 59 days of the continued Failed Transition Period), 225 basis points ([•]%) (60 days but fewer than 90 days of the continued Failed Transition Period), [•] basis points ([•]%) (90 days but fewer than 120 days of the continued Failed Transition Period), [•] basis points ([•]%) (120 days but fewer than 150 days of the continued Failed Transition Period), [•] basis points ([•]%) (150 days but fewer than 180 days of the Failed Transition Period), and [•] basis points ([•]%) (180 days or more of the continued Failed Transition Period).]

Coverage and Leverage Tests	The Fund will agree in the Statement Supplement to comply on an ongoing basis with asset coverage and effective leverage requirements. A failure to comply may result in the mandatory redemption of Preferred Shares, which may include some number of VRM-MFP Shares. See “Redemption Provisions—Asset Coverage Mandatory Redemption” and “—Effective Leverage Ratio Mandatory Redemption” below and “Description of VRM-MFP Shares—Coverage and Leverage Tests” and “—Redemptions—Asset Coverage Mandatory Redemption” and “—Effective Leverage Ratio Mandatory Redemption.”

Redemption Provisions	Optional Redemption. Subject to certain conditions, VRM-MFP Shares may be redeemed on any Business Day, at the option of the Fund (in whole or from time to time, in part), out of funds legally available therefor, at the Redemption Price per share. The “Redemption Price” per share is equal to the Liquidation Preference per VRM-MFP Share plus an amount equal to all unpaid dividends and other distributions on such VRM-MFP Share accumulated from and including the Date of Original Issue to (but excluding) the redemption date (whether or not earned or declared by the Fund, but without interest thereon).

See “Description of VRM-MFP Shares—Redemption—Optional Redemption.”

Term Mandatory Redemption. The Fund will redeem all outstanding VRM-MFP Shares on [•], 20[•] (the “Term Redemption Date”) at the aggregate Redemption Price.

Failed Transition Mandatory Redemption. The Fund will redeem all outstanding VRM-MFP Shares at the aggregate Redemption Price on the Failed Transition Redemption Date

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(as defined herein), if a Failed Transition Event shall have occurred and be continuing as of such date, or, if earlier, on the Term Redemption Date.

Asset Coverage Mandatory Redemption. If the Fund fails to have Asset Coverage of at least 225% and such failure is not timely cured, the Fund will proceed to redeem Preferred Shares (which may include at the sole option of the Fund any number or proportion of VRM-MFP Shares) to restore compliance with the Asset Coverage requirement. In the event that any VRM-MFP Shares then outstanding are to be redeemed, the Fund will redeem such VRM-MFP Shares at a price per VRM-MFP Share equal to the Redemption Price on the redemption date therefor.

See “Description of VRM-MFP Shares—Redemption—Asset Coverage Mandatory Redemption.”

Effective Leverage Ratio Mandatory Redemption. If the Effective Leverage Ratio of the Fund exceeds 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined, the Fund will cause the Effective Leverage Ratio to not exceed 45% by (x)engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y)proceeding with redeeming a sufficient number of Preferred Shares, which at the Fund’s sole option may include any number or proportion of VRM-MFP Shares, in accordance with the terms of such series, or (z)engaging in any combination of the actions contemplated by (x)and (y)above. In the event that any VRM-MFP Shares then outstanding are to be redeemed, the Fund will redeem such VRM-MFP Shares at a price per VRM-MFP Share equal to the Redemption Price on the redemption date thereof.

See “Description of VRM-MFP Shares—Redemption—Effective Leverage Ratio Mandatory Redemption.”

Any optional or mandatory redemption of VRM-MFP Shares by the Fund shall be done in accordance with the requirements of the Statement and Statement Supplement and the provisions of the 1940 Act and rules thereunder, including Rule 23c-2.

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Tax Exemption	The dividend rate for VRM-MFP Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular U.S. federal income tax and the federal alternative minimum tax. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on VRM-MFP Shares. To the extent that it does so, the Fund will provide notice thereof and make Additional Amount Payments at the times and in accordance with, and to the extent required in, the provisions relating thereto as described under “Description of VRM-MFP Shares—Dividends—Taxable Allocations.” Investors should consult with their own tax advisors before making an investment in the VRM-MFP Shares. See “Tax Matters.”

Ratings	The Fund expects that at the Date of Original Issue, the VRM-MFP Shares will have a long-term rating from [•] and a long-term credit rating from [•].

There can be no assurance that the Fund will maintain any ratings of the VRM-MFP Shares or, if at any time the VRM-MFP Shares have one or more ratings, that any particular ratings will be maintained. See “Risk Factors—Ratings and Asset Coverage Risk.”

Voting Rights	Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i)each holder of VRM-MFP Shares will be entitled to one vote for each VRM-MFP Share held by such holder on each matter submitted to a vote of shareholders of the Fund, and (ii)the holders of outstanding Preferred Shares, including each VRM-MFP Share, and of Common Shares will vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRM-MFP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, will be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRM-MFP Share, entitling the holder thereof to one vote. The holders of outstanding Common Shares and Preferred Shares, including VRM-MFP Shares, voting together as a single class, will elect the balance of the trustees.

Liquidation Preference

The Liquidation Preference of VRM-MFP Shares will be [•] per share. In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of VRM-MFP Shares will be entitled to receive a liquidation distribution per share equal to the Liquidation Preference plus an amount equal to all unpaid dividends and other distributions accumulated to (but excluding) the date fixed for distribution or payment (whether

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or not earned or declared by the Fund, but without interest thereon). See “Description of VRM-MFP Shares—Priority of Payment and Liquidation Preference.”

Trading Market	The VRM-MFP Shares are a new issue of securities and there is currently no established trading market for such shares. The Fund does not intend to apply for a listing of the VRM-MFP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the VRM-MFP Shares.

Further Issuance	The Fund may issue additional Preferred Shares on parity with VRM-MFP Shares. The Fund may not issue additional classes of shares that are senior to VRM-MFP Shares or that are senior to other outstanding Preferred Shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Calculation and Paying Agent	The Fund will enter into a Tender and Paying Agent Agreement with the Calculation and Paying Agent, effective as of the Date of Original Issue in connection with the initial issuance of VRM-MFP Shares. In connection with the Variable Rate Mode, the Calculation and Paying Agent will serve as the Fund’s calculation agent, transfer agent and registrar, dividend disbursing agent, and paying agent and redemption price disbursing agent with respect to the VRM-MFP Shares. See “Custodian, Transfer Agent, Calculation and Paying Agent.”

Use of Proceeds	The Fund estimates that the total net proceeds from this offering after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Fund will be approximately $[•]. The Fund intends to use the net proceeds from the sale of VRM-MFP Shares to [•]. See “Use of Proceeds.”

Book-Entry	It is expected that the VRM-MFP Shares will be delivered to investors in book-entry form only, through the facilities of The Depository Trust Company (“DTC”).

Governing Law	The Declaration of Trust, the Statement and the Statement Supplement are governed by the laws of the Commonwealth of Massachusetts.

Risk Factors	See “Risk Factors” in this prospectus supplement, as well as “Risks Factors” and other information included in the accompanying prospectus, for a discussion of the principal risks you should carefully consider before deciding to invest in VRM-MFP Shares.

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RISK FACTORS

Investing in the VRM-MFP Shares involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing in the VRM-MFP Shares you should consider carefully the following risks, as well as the risk factors set forth under “Risk Factors” beginning on page 9 of the accompanying prospectus.

Dividend Rate Risk—VRM-MFP Shares

VRM-MFP Shares are variable dividend rate securities. Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

[Risks Related to SIFMA Municipal Swap Index

The Dividend Rate on the VRM-MFP Shares is based on the weekly SIFMA Municipal Swap Index plus an applicable spread that is determined based on the long-term credit rating of the VRM-MFP Shares. The SIFMA Municipal Swap Index is affected by factors that may affect other interest or dividend rates and rate indexes differently, including the following:

•

Marginal Tax Rates. As the SIFMA Municipal Swap Index represents the rate payable on tax-exempt variable rate demand obligations, decreases in the marginal tax rate may increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the reduced after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index. Conversely, increases in the marginal tax rate may decrease the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the greater after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index.

•

Tax-Exempt Status of Municipal Securities. Changes in the tax-exempt status of municipal securities may also affect the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes. If the tax-exempt status of municipal securities were to be removed, reduced or otherwise adversely affected, the SIFMA Municipal Swap Index would likely increase, converging toward non-tax-exempt interest and dividend rates.

•

Tax Treatment of Comparable Securities. Changes in tax laws that grant non-municipal securities more favorable tax treatment to investors may adversely impact market demand for, and the pricing of, municipal securities generally and the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index specifically.

•

Creditworthiness of Municipal Securities. Any actual or anticipated decline in the actual or perceived creditworthiness of issuers of municipal securities could significantly increase the level of the SIFMA Municipal Swap Index. Issues of creditworthiness that disproportionately affect issuers of municipal securities in relation to issuers of other variable interest and dividend rate securities would increase the level of the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes.

S-17

•

Supply and Demand for Municipal Securities; Remarketing Practices. In addition to the creditworthiness of municipal securities, other factors can affect the level of the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, such as supply and demand imbalances, any changes in the remarketing practices for tax-exempt variable rate demand obligations, and other technical trading factors. Aside from changes in the tax law, such supply and demand movements could derive from fragmentation in the market for municipal securities, uncertainty with respect to the rights of the holders of municipal securities, and illiquidity generally in the market.

•

Yield Compression. As market interest and dividend rates in general decrease, municipal securities may become subject to decreasing demand (as the positive tax effects of holding tax-exempt municipal securities decline on a relative basis) and increasing supply (as municipal issuers seek to exploit low interest rates by issuing more securities). This demand and supply imbalance could increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes.]

[Discontinuation or Modification of the SIFMA Municipal Swap Index

The SIFMA Municipal Swap Index was created by the Securities Industry and Financial Markets Association (“SIFMA”) and is produced by Bloomberg. SIFMA and/or Bloomberg may make methodological or other changes that could change the index level of the SIFMA Municipal Swap Index, including changes related to the method by which the index level is calculated, the criteria for eligibility for inclusion in the SIFMA Municipal Swap Index, and/or the timing on which the SIFMA Municipal Swap Index is published. In addition, SIFMA and/or Bloomberg may alter, discontinue or suspend calculation or dissemination of the SIFMA Municipal Swap Index. SIFMA and Bloomberg have no obligation to consider the interests of the holders of the VRM-MFP Shares in calculating, revising or discontinuing the SIFMA Municipal Swap Index. In the event that the SIFMA Municipal Swap Index is no longer published, the Dividend Rate will be based on the S&P Municipal Bond 7 Day High Grade Rate Index. If the S&P Municipal Bond 7 Day High Grade Rate Index is no longer published, the Fund may in good faith select another reasonably comparable index as a replacement subject to approval of a majority of holders of the VRM-MFP Shares. No assurance can be given that the S&P Municipal Bond 7 Day High Grade Rate Index or such other comparable index selected by the Board will be an accurate assessment of average tax-exempt variable rate demand obligation interest and dividend rates that the SIFMA Municipal Swap Index is currently proposed to measure.]

No Public Trading Market

The VRM-MFP Shares will be a new issue of securities and there is currently no established trading market for the VRM-MFP Shares. The Fund does not intend to apply for a listing of the VRM-MFP Shares on a securities exchange or an automated dealer quotation system. Thus, an investment in VRM-MFP Shares may be illiquid and there may be no active trading market.

Risk of Mandatory and Optional Redemptions or Mode Change

The Fund may be forced to redeem VRM-MFP Shares to meet requirements in the Statement Supplement or regulatory or Rating Agency requirements, or may voluntarily redeem VRM-MFP Shares at any time, or may elect to make a Mode Change, including in circumstances that are unfavorable to VRM-MFP shareholders, at times when attractive alternative investment opportunities

S-18

for reinvestment of the redemption proceeds are not available. See “Description of VRM-MFP Shares—Redemption” and “—Mode [Extension or] Change.”

Dividend Rate Risk

The VRM-MFP Shares are variable dividend rate securities. Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Interest Rate and Income Shortfall Risk

VRM-MFP Shares generally pay dividends based on short-term interest rates, and the proceeds from the issuance of the Fund’s Preferred Shares are used to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If short-term interest rates rise, VRM-MFP Share rates may rise so that the amount of dividends paid to the VRM-MFP Shareholders exceeds the income from the portfolio securities purchased with the proceeds from the sale of VRM-MFP Shares. Because income from the Fund’s entire investment portfolio (not just the portion of the portfolio attributable to the proceeds from the issuance of Preferred Shares) is available to pay dividends on the Fund’s outstanding Preferred Shares, however, dividend rates on the Preferred Shares would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay dividends on the Preferred Shares, including the VRM-MFP Shares, would be jeopardized. If long-term rates rise, the value of the Fund’s investment portfolio will decline, reducing the amount of assets serving as the Asset Coverage for the VRM-MFP Shares.

Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for VRM-MFP Shares. In such extreme circumstances, this scenario may adversely affect the valuation of VRM-MFP Shares and the liquidity of VRM-MFP Shares.

Subordination Risk

While VRM-MFP shareholders will have equal liquidation and distribution rights to any other Preferred Shares issued or that might be issued by the Fund, they will be subordinated to the rights of holders of indebtedness and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to VRM-MFP Shareholders in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund. Creditors of the Fund may include lenders and counterparties in connection with any borrowings, delayed delivery purchases and/or forward delivery contracts or derivatives, including interest rate swaps or caps, entered into by the Fund.

Ratings and Asset Coverage Risk

It is a condition of the issuance of the VRM-MFP Shares offered hereby that, at the Date of Original Issuance, the VRM-MFP Shares will have a long-term credit rating of from [•] and a long-term credit rating from [•].

S-19

There can be no assurance that any particular rating will be maintained at the level currently assigned to the VRM-MFP Shares. Ratings do not eliminate or mitigate the risks of investing in VRM-MFP Shares. A rating issued by a Rating Agency (including [•] and [•]) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, VRM-MFP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to react in a timely manner to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency downgrade of the VRM-MFP Shares that results in an increase in the Dividend Rate may make VRM-MFP Shares less liquid in the secondary market.

Additionally, so long as the VRM-MFP Shares or other Preferred Shares of the Fund have long-term ratings, the Fund will be required to meet certain asset coverage or other criteria in order to maintain such rating. The Fund’s failure to meet such criteria may cause the Fund to sell portfolio positions or to redeem VRM-MFP Shares at inopportune times in an amount necessary to restore compliance with such criteria, or may result in a downgrade of ratings. The ratings do not eliminate or necessarily mitigate the risks of investing in VRM-MFP Shares. A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security. In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s (in this case, the Fund’s) circumstances that could influence a particular rating. A Rating Agency could downgrade VRM-MFP Shares, which may make VRM-MFP Shares less liquid in the secondary market, although the downgrade would probably result in higher dividend rates.

A rating on the VRM-MFP Shares is not a recommendation to purchase, hold, or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. A Rating Agency could downgrade VRM-MFP Shares.

Tax Risks

The Fund is relying on an opinion of counsel that the VRM-MFP Shares will qualify as stock in the Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the VRM-MFP Shares, investors should be aware that the Internal Revenue Service and other governmental taxing authorities could assert a contrary position. See “Tax Matters.”

Multiple Series Risk

Following the issuance of the VRM-MFP Shares, the Fund will have [•] series of MFP Shares and [•] series of VRDP Shares outstanding. All Preferred Shares of the Fund have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, but, to the extent that the terms of the various series or types of Preferred Shares differ, there is a risk that market or other events may impact one series of Preferred Shares differently from other series. If market or other events cause the Fund to breach covenants applicable to one series or type of Preferred Shares but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of Preferred Shares, including the affected series, in order to restore compliance, subject to the redemption terms of each series. In addition, the voting power of

S-20

certain series of Preferred Shares may be more concentrated than others. The Fund, without the consent of VRM-MFP shareholders, may from time to time issue additional Preferred Shares of a new or existing series in connection with new financings, refinancing or reorganizations. The issuance by the Fund of additional Preferred Shares may require the consent of liquidity providers or other Fund counterparties.

Dividend Risk

The Fund may be unable to pay dividends on VRM-MFP Shares in extraordinary circumstances.

CAPITALIZATION

[TO BE FURNISHED AT THE TIME OF THE OFFERING]

ASSET COVERAGE RATIO

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue Preferred Shares with the condition that immediately after the issuance the value of its assets, less certain ordinary course liabilities, exceeds 200% of the amount of Preferred Shares outstanding. The Statement Supplement and other instruments and agreements to which the Fund is subject place additional restrictions on the ability of the Fund to issue Preferred Shares. The Fund estimates that based on its capitalization as of [•], 20[•], the Fund’s asset coverage, after giving effect to this offering will be [•]%.

USE OF PROCEEDS

The Fund estimates that the net proceeds of the offering will be approximately $[•], after payment of the underwriting discounts and commissions and estimated offering expenses payable by the Fund. The Fund intends to use the net proceeds from the sale of VRM-MFP Shares to [•].

S-21

DESCRIPTION OF VRM-MFP SHARES

The following is a brief description of the material terms of the VRM-MFP Shares.

General

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, including the VRM-MFP Shares. As of [•], 20[•], the Fund had outstanding [1,790 Series 1 VRDP Shares, 3,854 Series 2 VRDP Shares, 1,800 Series 4 VRDP Shares, 3,405 Series 5 VRDP Shares, 3,267 Series 6 VRDP Shares, and 4,054 Series A MFP Shares.]. The VRM-MFP Shares and any other preferred shares, including the previously authorized MFP Shares and VRDP Shares, of the Fund that may then be outstanding are collectively referred to as “Preferred Shares.” See “Description of Securities” in the prospectus. Copies of the Declaration of Trust and the Statement and the Statement Supplement for the VRM-MFP Shares are filed with the Securities and Exchange Commission as exhibits to the Fund’s registration statement of which this prospectus supplement is a part. Copies may be obtained as described under “Where You Can Find More Information.”

Priority of Payment and Liquidation Preference

VRM-MFP Shares will be senior securities that constitute shares of beneficial interest of the Fund and are senior, with priority in all respects, to the Fund’s Common Shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. VRM-MFP Shares will have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Funds with each other and with other Preferred Shares. The Fund may issue additional Preferred Shares on parity with the VRM-MFP Shares. The Fund may not issue additional classes of shares that are senior to VRM-MFP Shares or that are senior to other outstanding Preferred Shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. As a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or for repurchase of its shares, subject to certain restrictions.

In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of VRM-MFP Shares will be entitled to receive a liquidation distribution per share equal to the Liquidation Preference plus an amount equal to all unpaid dividends and other distributions accumulated to (but excluding) the date fixed for distribution or payment (whether or not earned or declared by the Fund, but without interest thereon).

Dividends

Dividend Rate

[Subject to change in the event of agreement to Adjusted Rate Terms as described under “Adjusted Rate Terms” below,]14 the dividend rate for the VRM-MFP Shares is determined with respect to Dividend Reset Periods that will generally commence [on a Thursday and end on the following Wednesday] when a new Index Rate (as defined below) is made available. The “Index Rate” for any such Dividend Reset Period will be [(i) the SIFMA Municipal Swap Index (as defined below) made available by approximately 4:00 p.m., New York City time, on the Rate Determination Date for

[14]	Include for Adjustable Rate VRM

S-22

such Dividend Reset Period or if such index is not made so available on such date, the SIFMA Municipal Swap Index as determined on the previous Rate Determination Date.] If the day immediately preceding a Dividend Reset Period is not a Business Day, that Dividend Reset Period will begin on the first day following the date on which such index is next made available but the end date of such Dividend Reset Period will not be adjusted. [Except [during a Failed Transition Period, if any, or] as may be provided for in the Adjusted Rate Terms as described below,]15 the Dividend Rate for any Dividend Reset Period will be equal to the Index Rate plus the “Applicable Spread.” The Applicable Spread will initially be [•]% per annum and is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the VRM-MFP Shares by a rating agency providing a credit rating for the VRM-MFP Shares at the request of the Fund, as described below, provided that the Dividend Rate will in no event exceed 15% per annum.

The dividend rate for the initial Dividend Reset Period commencing on, and including, [•] and ending on, and including, Wednesday, [•], will be equal to [(i) the sum of the SIFMA Municipal Swap Index, made available by approximately 4:00 p.m., New York City time, on Wednesday, [•], plus the Applicable Spread or (ii) [•]% per annum if the SIFMA Municipal Swap Index is not so published].

[“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Board.]

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Rate Determination Date” means with respect to the initial Dividend Reset Period, [•], and, with respect to any subsequent Dividend Reset Period, [(i) the last day of the immediately preceding Dividend Reset Period or, if such day is not a Business Day, the next succeeding Business Day; provided however that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day or (ii) as may be otherwise provided for an Adjusted Dividend Rate.]16

Dollar amounts resulting from the calculation of dividends will be rounded to the nearest cent, with one-half cent being rounded upward.

The applicable dividend rate for the VRM-MFP Shares is referred to herein as the “Dividend Rate.”

[15]	Include for Adjustable Rate VRM
[16]	Include for Adjustable Rate VRM

S-23

[Adjusted Rate Terms

The Dividend Rate is subject to adjustment from time to time as follows:

•

On any day after [•], the Fund, at its option, may seek to establish Adjusted Rate Terms (i) by email transmission, confirmed promptly by telephone, to the holders of the VRM-MFP Shares, or (ii) by requesting the Calculation and Paying Agent, on behalf of the Fund, to promptly do so; provided, that, if the VRM-MFP Shares are in certificated form, the rate adjustment notice may be delivered to the holders at their addresses as shown on the records of the Calculation and Paying Agent by overnight delivery or by first class mail, postage prepaid. The date of delivery of a rate adjustment notice shall be deemed to be the day on which it is sent by email transmission or, if applicable, overnight delivery or by first class mail, postage prepaid.

•

On any day after [•], the beneficial owner of more than 50% of the outstanding VRM-MFP Shares (the “Majority Beneficial Owner”), at such beneficial owner’s option, may seek to have the Fund establish Adjusted Rate Terms by delivering a rate adjustment notice by email transmission, confirmed promptly by telephone, to the Fund. Promptly after receiving such notice from such Majority Beneficial Owner, if such Majority Beneficial Owner then owns less than 100% of the outstanding VRM-MFP Shares, the Fund shall deliver, or request the Calculation and Paying Agent, on behalf of the Fund, to deliver, notice thereof by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of the VRM-MFP Shares. The date of delivery of a rate adjustment notice shall be deemed to be the day on which it is sent by email transmission or, if applicable, overnight delivery or by first class mail, postage prepaid.

•

A rate adjustment notice may be withdrawn at any time by the proposing party prior to agreement in writing to proposed Adjusted Rate Terms with the other party pursuant to such rate adjustment notice, in which case the Rate Adjustment Notice Period shall terminate. Notice of withdrawal of a rate adjustment notice shall be made by email transmission, confirmed promptly by telephone; provided, that if the VRM-MFP Shares are in certificated form, notice of withdrawal may be made by overnight delivery, by first class mail, postage prepaid to the holders at their addresses as shown on the records of the Calculation and Paying Agent. If at any time after the Majority Beneficial Owner delivers a rate adjustment notice and while the related Rate Adjustment Notice Period is continuing, the Majority Beneficial Owner decreases its ownership level of VRM-MFP Shares to 50% or less of the outstanding VRM-MFP Shares, such beneficial owner’s rate adjustment notice shall be deemed withdrawn and the Rate Adjustment Notice Period shall terminate.

•

The Fund and the beneficial owners of 100% of the outstanding VRM-MFP Shares (the “Required Beneficial Owners”) shall have until the [•] calendar day following the date of delivery of a rate adjustment notice, or such other date as the Fund and the Required Beneficial Owners shall agree, to agree in writing to proposed Adjusted Rate Terms pursuant to the rate adjustment notice (the date of such written agreement, the “Rate Adjustment Agreement Date”). The agreed Adjusted Rate Terms, if any, may be the Adjusted Rate Terms proposed in the rate adjustment notice or such other Adjusted Rate Terms as the Fund and the Required Beneficial Owners may agree. If the Fund and the

S-24

Required Beneficial Owners agree to Adjusted Rate Terms during the Rate Adjustment Notice Period, then the Adjusted Rate Terms shall become effective from and including the Dividend Reset Period immediately succeeding the Rate Adjustment Agreement Date.

•

During a Rate Adjustment Notice Period, if the Majority Beneficial Owner is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to either agree with the Required Beneficial Owners on the Adjusted Rate Terms or establish a new Mode for the VRM-MFP Shares. If the Majority Beneficial Owner is the proposing party, and the Fund and the Required Beneficial Owners fail to agree in writing to Adjusted Rate Terms during the Rate Adjustment Notice Period, then the proposed Adjusted Rate Terms shall not take effect, such failure shall constitute a Failed Adjustment Event [and a Failed Transition Period shall commence]. In such case, the Fund shall use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to establish a new Mode for the VRM-MFP Shares prior to the Failed Transition Redemption Date resulting from such Failed Adjustment Event.

•

During a Rate Adjustment Notice Period, if the Fund is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to agree with the Required Beneficial Owners on the Adjusted Rate Terms. If the Fund and the Required Beneficial Owners fail to reach such agreement during the Rate Adjustment Notice Period, then the rate adjustment notice shall be deemed withdrawn and the Rate Adjustment Notice Period shall terminate.

•	Adjusted Rate Terms, once established, may be further adjusted or replaced with new Adjusted Rate Terms.

“Adjusted Rate Terms” may include, but are not limited to, the dividend rate (which may be fixed or floating), as well as, as applicable, the index rate, the index maturity, the index multiplier, the spread, the spread multiplier, the rate determination date(s), the dividend reset date(s), the dividend reset period(s), the minimum dividend rate, the day count convention, the dividend period(s) and other terms as set forth in a rate adjustment notice; provided, that no Adjusted Rate Terms may modify the terms or applicability of the provisions of the Statement or the Statement Supplement governing ranking, preemptive rights, voting rights, restrictions on dividends and other distributions, the term redemption date, restrictions on redemptions if the Fund is not current on paying accumulated and unpaid dividends, compliance with applicable law in connection with redemptions, liquidation rights or restrictions on amendments or supplements to the Statement or the Statement Supplement; and provided further, that no Adjusted Rate Terms shall modify any terms affecting the parity ranking of the VRM-MFP Shares relative to any other series of Preferred Shares of the Fund at any time outstanding with respect to dividends or distributions of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

“Rate Adjustment Notice Period” means, with respect to any rate adjustment notice, the period commencing on the date of delivery of the rate adjustment notice and ending on the earliest to occur of (i) withdrawal or deemed withdrawal of the rate adjustment notice, (ii) the related Rate Adjustment

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Agreement Date, (iii) the redemption, repurchase or successful transition remarketing of 100% of the outstanding VRM-MFP Shares to a new Mode or (iv) the date of a Failed Adjustment Event, as applicable.]17

Applicable Spread Adjustments

The Applicable Spread will initially be [•]% per annum but [(i)] will adjust based on the highest applicable credit rating most recently assigned to the VRM-MFP Shares by [•], [•] or any additional or different rating agency providing a long-term credit rating on the VRM-MFP Shares and which is designated a Rating Agency, to the per annum percentage set forth opposite such assigned rating in the table below[, or (ii) such spread or spreads as may be provided for in Adjusted Rate Terms]18 [(provided, however, the Applicable Spread shall not apply for any Dividend Reset Period or portion thereof occurring during the Failed Transition Period, if any, except in the case of an Increased Rate Period occurring during the Failed Transition Period)]:

Long Term Ratings*
[•]	Applicable Percentage**

AAA to AA	[•]%

AA-	[•]%

A+	[•]%

A	[•]%

A-	[•]%

BBB+	[•]%

BBB	[•]%

BBB-	[•]%

*And/or the equivalent ratings of another Rating Agency then rating the VRM-MFP Shares utilizing the highest of the ratings of the Rating Agencies then rating the VRM-MFP Shares.	**Unless an Increased Rate Period is in effect, in which case the Applicable Spread will be [•]% for such Increased Rate Period.

The Applicable Spread will increase to [•]% per annum for each “Increased Rate Period.” An “Increased Rate Period” will commence (A) on a Dividend Payment Date if the Fund has failed to deposit with the Calculation and Paying Agent by 12:00 noon, New York City time, on such Dividend Payment Date, deposit securities that will provide funds available to the Calculation and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on the VRM-MFP Shares payable on such Dividend Payment Date (a “Dividend Default”) and continue to, but excluding, the Business Day on which the Dividend Default is cured; (B) on an applicable Redemption Date if the Fund has failed to deposit with the Calculation and Paying Agent for the VRM-MFP Shares by 12:00 noon, New York City time, on such Redemption Date for the VRM-MFP Shares, deposit securities that will provide funds available to the Tender and Paying Agent on such redemption date sufficient to pay the full amount of the Redemption Price payable in respect of such shares on such redemption date (a “Redemption Default”) and continue to, but excluding, the Business Day on which such Redemption

[17]	Include for Adjustable Rate VRM
[18]	Include for Adjustable Rate VRM

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Default is cured; (C) on the Business Day on which any Rating Agency has withdrawn the credit rating required to be maintained with respect to the VRM-MFP Shares pursuant to the Statement Supplement, other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing, or the Fund has terminated the designation of a Rating Agency without complying with the requirements of the Statement Supplement and continue to, but excluding, the Business Day on which the Fund restores compliance with its Rating Agency obligations under the Statement Supplement; (D) on the Business Day on which a Ratings Event (as defined below) has occurred with respect to the VRM-MFP Shares and continue to, but excluding, the Business Day on which such Ratings Event has ended; or (E) on the Business Day on which (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the VRM-MFP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund and continue so long as any VRM-MFP Shares are outstanding in the Variable Rate Mode.

A “Ratings Event” will be deemed to exist with respect to the VRM-MFP Shares at any time such VRM-MFP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time (or from the Rating Agency designated at such time if only one Rating Agency is then designated) that is below investment grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder. In no event shall an Increased Rate be cumulative, notwithstanding the existence of and continuation of multiple conditions giving rise to an Increased Rate Period.

[For each Dividend Reset Period or portion thereof during the Failed Transition Period, if any, the Dividend Rate will be the Failed Transition Period Dividend Rate (as defined below).]

Dividend Payments

The holders of VRM-MFP Shares will be entitled to receive, when, as and if declared by, or under authority granted by, the Board out of funds legally available for payment, cumulative cash dividends and distributions on each such VRM-MFP Share at the Dividend Rate. Dividends and other distributions on each VRM-MFP Share accumulate from the Date of Original Issue with respect to such share. During the Variable Rate Mode, the Dividend Period will generally be a calendar month, and the Dividend Payment Date in respect of each Dividend Period will be the first Business Day following the end of such Dividend Period, except that the first Dividend Period will begin on (and include) [•] and end on (and include) [•], and the first Dividend Payment Date will be [•], and the final Dividend Period in the Variable Rate Mode will end on and include the last calendar day of the Variable Rate Mode. Notwithstanding the foregoing, [(i)] the Fund in its discretion may establish Special Dividend Payment Dates more frequent than monthly Dividend Payment Dates in respect of the Variable Rate Mode; provided, that any such Special Dividend Payment Date shall be a Business Day[, or (ii) the Fund and the Required Beneficial Owners may establish the date or dates as may be provided for in the Adjusted Rate Terms.]19

The amount of dividends per share payable on the VRM-MFP Shares on any Dividend Payment Date will equal the sum of the dividends accumulated but not yet paid for each Dividend Reset Period (or portion thereof) in the related Dividend Period. The amount of dividends per share accumulated for

[19]	Include for Adjustable Rate VRM

S-27

each such Dividend Reset Period (or portion thereof) will be computed by (i) multiplying the Dividend Rate in effect for the VRM-MFP Shares for such Dividend Reset Period (or portion thereof) by a fraction, the numerator of which will be [the actual number of days in such Dividend Reset Period (or portion thereof) and the denominator of which will be the actual number of days in the year in which such Dividend Reset Period (or portion thereof) occurs (365 or 366)] and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a VRM-MFP Share ($[•]).

[The Dividend Rate may be adjusted to a new Dividend Rate as provided in the Adjusted Rate Terms.]20 The Dividend Rate for the VRM-MFP Shares will be adjusted to the Increased Rate for each Increased Rate Period. Dividends on VRM-MFP Shares with respect to any Dividend Period will be declared to the holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period. In connection with any transfer of VRM-MFP Shares, the transferor will, subject to any agreement between the transferor and transferee, transfer to the transferee the transferor’s right to receive from the Fund any unpaid dividends so declared for each day prior to the transferee becoming the holder or beneficial owner, as applicable, of the VRM-MFP Shares in consideration of a portion of the purchase price for such VRM-MFP Shares paid by the transferee.

Dividends on VRM-MFP Shares will be paid on each Dividend Payment Date to the holders of VRM-MFP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day).

[Failed Transition Period

For each Dividend Reset Period (or portion thereof) occurring during the Failed Transition Period, if any, the Dividend Rate shall be the Failed Transition Period Dividend Rate, which will equal the Index Rate for such Dividend Reset Period (or portion thereof) plus the Failed Transition Period Applicable Spread for such Dividend Reset Period (or portion thereof); provided, however, that, with respect to any Increased Rate Period (or any portion of a Dividend Reset Period to which the Increased Rate otherwise applies), the Failed Transition Period Dividend Rate shall mean the Increased Rate for such Increased Rate Period (or such portion of a Dividend Reset Period); and provided further, that the Failed Transition Period Dividend Rate for any Dividend Reset Period (or portion thereof) shall in no event exceed the Maximum Rate (exclusive of any Additional Amount Payments).

“Failed Transition Period Applicable Spread” means, for each Dividend Reset Period or portion thereof occurring while the Failed Transition Period, if any, has occurred and is continuing, [•] basis points ([•]%) (up to 59 days of the continued Failed Transition Period), [•] basis points ([•]%) (60 days but fewer than 90 days of the continued Failed Transition Period), [•] basis points ([•]%) (90 days but fewer than 120 days of the continued Failed Transition Period), [•] basis points ([•]%) (120 days but fewer than 150 days of the continued Failed Transition Period), [•] basis points ([•]%) (150 days but fewer than 180 days of the Failed Transition Period), and [•] basis points ([•]%) (180 days or more of the continued Failed Transition Period).]

[20]	Include for Adjustable Rate VRM

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Maximum Rate

The Maximum Rate for the VRM-MFP Shares will be 15% per annum. Neither the Regular Dividend Rate, the Increased Rate nor the Step-Up Dividend Rate determined as set forth above may exceed the Maximum Rate.

Taxable Allocations

Whenever a Taxable Allocation is to be paid by the Fund with respect to the VRM-MFP Shares with respect to any Dividend Period and either the Increased Rate or the Maximum Rate is not in effect during such Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) below:

(a)

The Fund may provide notice to the Tender and Paying Agent prior to the commencement of any Dividend Period for the VRM-MFP Shares of the amount of the Taxable Allocation that will be made in respect of the VRM-MFP Shares for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of the Taxable Allocation will state the amount of the dividends payable in respect of each VRM-MFP Share for such Dividend Period that will be treated as a Taxable Allocation and the adjustment to the Dividend Rate for each Dividend Reset Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment in respect of the Taxable Allocation paid on such VRM-MFP Share for such Dividend Period. In lieu of adjusting the Dividend Rate, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each VRM-MFP Share for such Dividend Period equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such share for such Dividend Period. The Fund will use commercially reasonable efforts to effect the distribution of Taxable Allocations in respect of the VRM-MFP Shares as described in this clause (a), and shall only effect the adjustment or distribution in respect of Taxable Allocations as described in clause (b) and/or clause (c) if such commercially reasonable efforts do not reasonably permit the Fund to effect the adjustment or distribution in respect of a Taxable Allocation as contemplated by this clause (a).

(b)

If the Fund does not provide a Notice of Taxable Allocation as provided in clause (a) with respect to a Taxable Allocation that is made in respect of the VRM-MFP Shares, the Fund may make one or more supplemental distributions on the VRM-MFP Shares equal to the Additional Amount Payment due in respect of such Taxable Allocation. Any such supplemental distribution in respect of the MFP Shares shall be made reasonably promptly following any such Taxable Allocation and may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the holders of the VRM-MFP Shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board.

(c)	If, in connection with a redemption of VRM-MFP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to clause (a) or

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made one or more supplemental distributions pursuant to clause (b), the Fund shall direct the Tender and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to the holders of the VRM-MFP Shares being redeemed.

(d)

[Except as required by the Purchase Agreement, so long as the applicable provision of the Purchase Agreement shall be in effect,] [Notwithstanding anything to the contrary in the Statement Supplement,] the Fund shall not be required to make Additional Amount Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

“Additional Amount Payment” means a payment to a beneficial owner of VRM-MFP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such beneficial owner to which such Additional Amount Payment relates, would cause such beneficial owner’s dividends in dollars (after regular U.S. federal income tax consequences in respect of both the Taxable Allocations and Additional Amount Payment) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such beneficial owner if the amount of such aggregate Taxable Allocations would have been excludable (for regular U.S. federal income tax purposes) from the gross income of such beneficial owner. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) only taking into account the regular U.S. federal income tax with respect to dividends received from the Fund (that is, without giving effect to any other federal tax based on income, such as (A) the alternative minimum tax or (B) the “Medicare tax,” which at the date hereof is imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates); and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each beneficial owner of VRM-MFP Shares at the maximum marginal regular U.S. federal income tax rate (taking account of the U.S. federal income tax deductibility of state and local taxes paid or incurred) applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

“Taxable Allocation” means the allocation of any net capital gains or ordinary income taxable for regular U.S. federal income tax purposes to a dividend paid in respect of the VRM-MFP Shares.

Restrictions on Dividends and Other Distributions

Dividends on Preferred Shares. Except as set forth in the next sentence, no dividends and other distributions shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the VRM-MFP Shares for any period unless full cumulative dividends and other distributions have been or contemporaneously are declared and paid on the shares of all series of Preferred Shares through their most recent dividend payment date. When dividends and other distributions due are not paid in full upon the shares of all series of Preferred Shares through their most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the VRM-MFP Shares through their most recent respective

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dividend payment dates, all dividends declared and paid upon the VRM-MFP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the VRM-MFP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on the Preferred Shares of such series and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the VRM-MFP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per VRM-MFP Share shall be based on the dividend rate for such share for the dividend periods during which dividends were not paid in full).

Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board shall not declare or pay any dividend or distribution (except a dividend payable in Common Shares) upon the Common Shares, or purchase or redeem or otherwise acquire for consideration any Common Shares or pay any proceeds of the liquidation of the Fund in respect of any Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest or stock of a closed-end investment company as a condition of declaring dividends on its common shares or common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be. See “—Coverage and Leverage Tests” below.

Other Restrictions on Dividends and Other Distributions. For so long as any VRM-MFP Shares are outstanding, and except as described above under “—Dividends on Preferred Shares” and “Priority of Payment and Liquidation Preference,” the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the VRM-MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the VRM-MFP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the VRM-MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the VRM-MFP Shares through the most recently ended dividend period therefor shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Calculation and Paying Agent and (ii) the Fund has redeemed the full number of VRM-MFP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

Coverage and Leverage Tests

Asset Coverage Requirements

Under the 1940 Act, the Fund could issue Preferred Shares, including VRM-MFP Shares, with an aggregate liquidation value of up to one-half (50%) of the value of the Fund’s total net assets,

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including any liabilities associated with borrowings, measured immediately after issuance of the Preferred Shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half (50%) of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep that percentage below 50%.

In addition, the Fund is agreeing in the Statement Supplement to have “Asset Coverage” of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of the close of business on any Business Day, the provisions described below under “Redemption—Asset Coverage Mandatory Redemption” shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the Asset Coverage requirement.

“Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the Date of Original Issuance, of at least 225%, with respect to all outstanding senior securities of the Fund which are stock, including all outstanding VRM-MFP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

Calculation of Asset Coverage. For purposes of determining whether the Asset Coverage requirement is satisfied, (i) no VRM-MFP Shares or other Preferred Shares shall be deemed to be outstanding for purposes of any required computation of Asset Coverage if, prior to or concurrently with such determination, sufficient deposit securities or other sufficient funds (in accordance with the terms of the VRM-MFP Shares or other Preferred Shares) to pay the full redemption price for the VRM-MFP Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the VRM-MFP Shares or other Preferred Shares and the requisite notice of redemption for the VRM-MFP Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the deposit securities or other funds that shall have been so deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

Effective Leverage Ratio Requirement

The Fund is agreeing in the Statement Supplement that the Effective Leverage Ratio will not exceed 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of any time as of which such compliance is required to be determined as aforesaid, the provisions described below under “Redemption—Effective Leverage Ratio Mandatory Redemption” shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the Effective Leverage Ratio requirement.

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Calculation of Effective Leverage Ratio. For purposes of determining whether the effective leverage requirement is satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i)

The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered deposit securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate deposit securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the VRM-MFP Shares, for which the Fund has delivered deposit securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate deposit securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii)

The sum of (A) the market value of the Fund’s total assets (including amounts attributable to senior securities, but excluding any assets consisting of deposit securities or funds referred to in clauses (A)(1) and (A)(2) of paragraph (i) above), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

Redemption

Optional Redemption

Subject to certain conditions, VRM-MFP Shares may be redeemed on any Business Day, at the option of the Fund (in whole or from time to time, in part), out of funds legally available therefor, at the Redemption Price per share. The Redemption Price per share is equal to the Liquidation Preference per VRM-MFP Share plus an amount equal to all unpaid dividends and other distributions on such VRM-MFP Share accumulated from and including the Date of Original Issue to (but excluding) the redemption date (whether or not earned or declared by the Fund, but without interest thereon).

Term Mandatory Redemption

The Fund will redeem all outstanding VRM-MFP Shares on the Term Redemption Date at the aggregate Redemption Price.

[Failed Transition Mandatory Redemption

The Fund will be required to redeem all outstanding VRM-MFP Shares on the Failed Transition Redemption Date (as defined below) if any, if the Failed Transition Event, if any, is then continuing, at

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a price per VRM-MFP Share equal to the Redemption Price. “Failed Transition Redemption Date” means [(i) in the case of a Failed Adjustment Event, the first Business Day falling on or after the [•] calendar day following the Failed Adjustment Event or (ii) in the case of a Failed Transition Event, the first Business Day falling on or after the [•] calendar day following the Failed Transition Event; in each case if the Failed Transition Period is then continuing].

[At least six months prior to the Failed Transition Redemption Date, if any, the Fund will earmark assets rated at least A- or the equivalent (and including deposit securities in an amount equal to [•]% of the Liquidation Preference of all outstanding VRM-MFP Shares, with [•] days remaining to the redemption date, increasing to [•]% with [•] days remaining) with a market value equal to at least [•]% of the Liquidation Preference of all outstanding VRM-MFP Shares until the redemption of all such outstanding VRM-MFP Shares.]

Asset Coverage Mandatory Redemption

If the Fund fails to have Asset Coverage of at least 225% as of the close of business on any Business Day (meaning a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed) on which such Asset Coverage is required to be calculated of each month and such failure is not cured as of thirty (30) calendar days following such Business Day (the “Asset Coverage Cure Date”), the Fund will proceed to redeem such number of Preferred Shares as determined by the Fund (which may include at the sole option of the Fund any number or proportion of VRM-MFP Shares) as shall be no fewer than (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of VRM-MFP Shares and other Preferred Shares the redemption or retirement of which would have such result, all VRM-MFP Shares and other Preferred Shares then outstanding shall be redeemed), or more than (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law. In the event that any VRM-MFP Shares then outstanding are to be redeemed, the Fund will redeem such VRM-MFP Shares at a price per VRM-MFP Share equal to the Redemption Price on the redemption date therefor.

Effective Leverage Ratio Mandatory Redemption

If the Effective Leverage Ratio of the Fund exceeds 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined, the Fund will cause the Effective Leverage Ratio to not exceed 45% by (x) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) proceeding with redeeming a sufficient number of Preferred Shares, which at the Fund’s sole option may include any number or proportion of VRM-MFP Shares, in accordance with the terms of such series, or (z) engaging in any combination of the actions contemplated by (x) and (y) above. In the event that any VRM-MFP Shares then outstanding are to be redeemed, the Fund will redeem such VRM-MFP Shares at a price per VRM-MFP Share equal to the Redemption Price on the redemption date thereof.

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Any optional or mandatory redemption of VRM-MFP Shares by the Fund shall be done in accordance with the requirements of the Statement and Statement Supplement and the provisions of the 1940 Act and rules thereunder, including Rule 23c-2.

Ratings

The Fund expects that at the Date of Original Issue, the VRM-MFP Shares will have a long-term rating from [•] and a long-term credit rating from [•].

There can be no assurance that the Fund will maintain any ratings of the VRM-MFP Shares or, if at any time the VRM-MFP Shares have one or more ratings, that any particular ratings will be maintained. The Fund may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the VRM-MFP Shares without replacement, in either case, without the vote, approval or consent of holders of VRM-MFP Shares or other shareholders of the Fund.

In addition, the Rating Agency guidelines adopted by the Fund in connection with a Rating Agency’s rating the VRM-MFP Shares may be changed or eliminated at any time without the approval of the VRM-MFP shareholders or other shareholders of the Fund, including in connection with the change or elimination of any or all long-term ratings of the VRM-MFP Shares.

An explanation of the significance of ratings may be obtained from the Rating Agencies. Generally, Rating Agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The ratings of the VRM-MFP Shares should be evaluated independently from similar ratings of other securities. A rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning Rating Agency.

See “Risk Factors—Ratings and Asset Coverage Risk.”

Voting Rights

Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each holder of VRM-MFP Shares will be entitled to one vote for each VRM-MFP Share held by such holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each VRM-MFP Share, and of Common Shares will vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRM-MFP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, will be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRM-MFP Share, entitling the holder thereof to one vote. The holders of outstanding Common Shares and Preferred Shares, including VRM-MFP Shares, voting together as a single class, will elect the balance of the trustees.

If at any time dividends (whether or not earned or declared) on any outstanding Preferred Shares, including the VRM-MFP Shares, will be due and unpaid in an amount equal to at least two full years’ dividends thereon, and sufficient cash or specified securities have not been deposited with the Calculation and Paying Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Preferred Shares, including VRM-MFP Shares, the number of trustees constituting the

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Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including VRM-MFP Shares, as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of Preferred Shares, including VRM-MFP Shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment, in full, all dividends payable on all outstanding Preferred Shares, including VRM-MFP Shares, the voting rights stated in the second preceding sentence will cease, and the terms of office of all of the additional trustees elected by the holders of Preferred Shares, including VRM-MFP Shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

Except as otherwise permitted by the terms of the Statement, so long as any VRM-MFP Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least a majority of the VRM-MFP Shares outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, (x) to modify certain terms of the Statement relating to ranking, limitations on Mode changes, restrictions on dividends and other distributions, the Fund’s obligation to redeem all outstanding VRM-MFP Shares on the Term Redemption Date, liquidation rights or limitations on amendments to the Statement or (y) so as to materially and adversely affect any preference, right or power of such VRM-MFP Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Fund through the permitted issuance of additional Preferred Shares hereof shall not be considered to materially and adversely affect the rights and preferences of the VRM-MFP Shares, (ii) a division of a VRM-MFP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of the VRM-MFP Shares and (iii) a Statement supplement establishing terms and conditions for a new Mode in accordance with the Statement or a modification of a Statement supplement then in effect in accordance with the Statement shall not be considered to materially and adversely affect the rights and preferences of the VRM-MFP Shares. For purposes of the foregoing, no other matter shall be deemed to materially and adversely affect any preference, right or power of a VRM-MFP Share or the holder thereof unless such matter (i) reduces or abolishes any preferential right of such VRM-MFP Share or (ii) reduces or abolishes any applicable right in respect of redemption of such VRM-MFP Share (other than solely as a result of a division of a VRM-MFP Share or as provided in the Statement supplement designating such Mode in accordance with the Statement).

So long as any VRM-MFP Shares are outstanding, the Fund shall not, without the affirmative vote or consent of at least 66 2/3% of the holders of the VRM-MFP Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Additionally, notwithstanding the foregoing, (1) (x) no extension of the Term Redemption Date or (y) reduction or repeal of the Liquidation Preference of the VRM-MFP Shares that adversely affects the rights of the holders of the VRM-MFP Shares relative to each other or any other shares of the Fund

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shall be effected without, in each case, the prior unanimous vote or consent of the holders of the VRM-MFP Shares, and (2) no change reducing the amount or extending the timing of any payment due on the VRM-MFP Shares or adversely affecting the taxability of any payments due on the VRM-MFP Shares under the Statement Supplement in effect, in each case, other than in accordance with the terms of such Statement supplement, or to the obligation of the Fund to (x) pay the Redemption Price on any redemption date or (y) accumulate dividends at the Dividend Rate for, or other required distributions on, the VRM-MFP Shares, shall be effected without, in each case, the prior unanimous vote or consent of the holders of the VRM-MFP Shares. No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of the Statement, including any Statement supplement.

Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including VRM-MFP Shares, outstanding at the time, voting as a separate class, shall be required to approve (A) any conversion of the Fund from a closed-end to an open-end investment company, (B) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (C) any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Except as otherwise required by the 1940 Act, other applicable law or the Declaration of Trust, (i) whenever a vote of holders of VRM-MFP Shares is otherwise required by the Statement, holders of outstanding VRM-MFP Shares will be entitled as a series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting VRM-MFP Shares only and (ii) holders of outstanding VRM-MFP Shares will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of holders of VRM-MFP Shares, as expressly set forth in the Declaration of Trust and the Statement.

Notwithstanding the foregoing, nothing in the Statement is intended in any way to limit the ability of the Board of Trustees to amend or alter other provisions of the Statement or any Statement supplement, without the vote, approval or consent of any holder of VRM-MFP Shares, or any other shareholder of the Fund, as otherwise provided in the Statement or any such Statement supplement; provided, that nothing in the Statement or any Statement supplement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any holder or beneficial owner of VRM-MFP Shares with regard to any special rights of such holder or beneficial owner with respect to its investment in the Fund.

In the event that the Fund fails to pay any dividends on the VRM-MFP Shares, the sole remedy of the holders under the Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration of Trust, the Statement (including the Statement Supplement) and applicable law, shall be the right to vote for trustees pursuant to the provisions of the Statement.

[Additional Rights Under Purchase Agreement

The Fund may enter into an agreement (the “Purchase Agreement”) with the initial purchaser of the VRM-MFP Shares granting certain additional rights to the Purchaser [and, as to certain matters,

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subsequent beneficial owners of VRM-MFP Shares]. The Purchase Agreement will be filed as an exhibit to the Fund’s registration statement.

[The Purchaser will be entitled to receive various information concerning the Fund as provided in the Purchase Agreement. In particular, the Purchaser will be entitled to receive, [on the fifteenth and last days of each month (i) reports of portfolio holdings of the Fund and (ii) a report on the Fund’s Asset Coverage ratio and Effective Leverage Ratio]. [A subsequent beneficial owner of VRM-MFP Shares will have the right to receive such information upon satisfying certain conditions.] [A fee is payable to the Purchaser if these reports have not been timely delivered and such failure is not cured within three (3) Business Days after notification of such failure is provided by the Purchaser. Also, in the event of such a failure, the Purchaser has the right to calculate the Effective Leverage Ratio for the VRM-MFP Shares based on the securities holdings contained in the most recent reports provided and current market prices at the time of calculation.]

[The consent of the holders of at least a majority of the outstanding VRM-MFP Shares will be required under the Purchase Agreement for certain actions affecting their investment in the Fund, including, but not limited to, (i) any amendment, alteration or repeal of any provision of the Declaration of Trust or the Statement applicable to the Variable Rate Mode or the Statement Supplement, that would affect any preference, right or power of the VRM-MFP Shares differently from, and adversely relative to, the rights of the holders of the Fund’s Common Shares, (ii) any termination of any Rating Agency for the VRM-MFP Shares or any selection of a replacement or additional Rating Agency for the VRM-MFP Shares, (iii) the issuance of any indebtedness or additional Preferred Shares of the Fund (subject to certain exceptions including, but not limited to, certain permitted refinancing of Preferred Shares), and (iv) the creation or incurrence of certain liens on the Fund’s assets. The Purchaser also has certain consent rights under the Purchase Agreement that are applicable only to it. [Certain (but not all) of these consent rights are assignable by the Purchaser to subsequent beneficial owners of VRM-MFP Shares that are permitted transferees of such VRM-MFP Shares as set forth in the Statement Supplement and the Purchase Agreement.] [In the event that the Purchaser transfers, in accordance with the Purchase Agreement, VRM-MFP Shares to a tender option bond trust in which the Purchaser retains a residual interest, for so long as no event has occurred that results in the termination of such tender option bond trust, for purposes of each of the applicable sections of the Purchase Agreement that requires, permits or provides for (i) notice to or the delivery of information to the Purchaser, (ii) voting of the VRM-MFP Shares by or the giving of any consent by the Purchaser or the holders of more than 50% of the outstanding VRM-MFP Shares, or (iii) payment of fees, expenses or other amounts to the Purchaser, the Purchaser, and not such tender option bond trust, shall be deemed to be the actual holder and beneficial owner of such VRM-MFP Shares.] See the Purchase Agreement for a complete description of all terms applicable to these rights and the limitations thereof. Anything in the Purchase Agreement to the contrary notwithstanding, except with respect to the applicable sections referred to above, each of the beneficial owners of a tender option bond trust will retain all of its other rights in respect of the Fund and the VRM-MFP Shares pursuant to the Purchase Agreement, the Statement and the Statement Supplement or under law.]

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Mode [Extension or] Change

General

[The Fund agrees to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to [extend the Variable Rate Mode or] transition to a new Mode by:

•	[extending the Variable Rate Mode through an extension of the Mode Termination Date then in effect, the terms of which extension are agreed to in writing by the Required Beneficial Owners; or]

•

establishing a new Mode to succeed the Variable Rate Mode that will result in a transition to such new Mode on the first Business Day immediately following the last day of the Variable Rate Mode, as such day may be accelerated (such first Business Day, whether or not a new Mode commences on such day, as so accelerated, if applicable, the “New Mode Commencement Date”), the terms of which are agreed to in writing by the Required Beneficial Owners; or

•	establishing any other Mode to succeed the Variable Rate Mode that will result in a transition to such new Mode on the New Mode Commencement Date.

[To the extent provided as described under “Adjusted Rate Terms” above, or upon the occurrence of a Failed Adjustment Event or a Failed Transition Event, or upon the Fund electing to effect an optional early transition as described below, the Fund agrees to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to transition to a new Mode by establishing a new Mode to succeed the Variable Rate Mode that will result in a transition to such new Mode on a Thursday that is a Business Day (such Business Day, the “New Mode Commencement Date”); provided that, in the case of a Failed Adjustment Event or a Failed Transition Event, such Mode shall begin prior to the related scheduled redemption date.]21

In the event that the Fund successfully establishes a new Mode succeeding the Variable Rate Mode, and no Failed Transition Event otherwise shall have occurred and be continuing as of the New Mode Commencement Date, then on and as of the New Mode Commencement Date, the VRM-MFP Shares shall be subject to the terms established for such new Mode. If a Failed Transition Event shall have occurred and be continuing, (i) the new Mode designated by the Fund shall not be established, (ii) all tendered VRM-MFP Shares, if any, shall be returned to the relevant tendering holders by the Calculation and Paying Agent, and (iii) all of the then outstanding VRM-MFP Shares shall be redeemed by the Fund on the applicable Failed Transition Redemption Date.

The Fund shall use its best efforts to cause [the extension of the Variable Rate Mode or] the transition to a new Mode succeeding the Variable Rate Mode and the terms and conditions of such new Mode to be consistent with the continuing qualification of the VRM-MFP Shares as equity in the Fund for U.S. federal income tax purposes, and it shall be a condition precedent to a transition to a new Mode that the Fund shall have received an opinion of counsel to the effect that the VRM-MFP Shares will continue to qualify as equity in the Fund for U.S. federal income tax purposes.

[21]	Include for Adjustable Rate VRM

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Election and Notice of Mode [Extension or] Change

The Fund shall provide notice of the termination or expiration of the Variable Rate Mode and proposed extension of the Variable Rate Mode or transition to a new Mode succeeding the Variable Rate Mode by delivering a notice of Mode [extension or] change (a “Mode Change Notice”) by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of the VRM-MFP Shares, or by requesting the Calculation and Paying Agent, on behalf of the Fund, to promptly do so. The Mode Change Notice shall be provided not more than forty-five (45) calendar days and not less than [•] ([•]) Business Days (or such shorter or longer notice period as may be consented to by the Required Beneficial Owners (which consent shall not be deemed to be a vote required by the Statement)) prior to the Mode Termination Date[; provided that, no minimum notice period shall be required in connection with delivery of a Mode Change Notice following a Failed Adjustment Event or a Failed Transition Event]. Any Mode must end not later than the Term Redemption Date. The terms of [the extension of the Variable Rate Mode or] the new Mode may not, in any event, affect the parity ranking of VRM-MFP Shares relative to each other or to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The Fund may provide in the Mode Change Notice that the Mode [extension or] change (but not the termination or expiration of the Variable Rate Mode) is subject to one or more additional conditions precedent and that the Fund shall not be required to effect such extension or change unless each such condition has been satisfied at the time or times and in the manner specified in such Mode Change Notice.

In connection with a Mode change, the Fund, subject to compliance with the terms and conditions of the Statement and Statement Supplement then in effect, without the vote or consent of any holder of VRM-MFP Shares, may establish terms for the new Mode that differ from those of the Variable Rate Mode, including, but not limited to, with respect to:

•	the dividend rate (which may be fixed or floating);

•

if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, the index rate or formula, the index maturity, the index multiplier, if any, the spread, if any, the spread multiplier, if any, the rate determination date(s), the dividend reset date(s), the dividend reset period(s), the minimum or maximum dividend rate, the day count convention, the dividend period(s) and other dividend-related terms;

•	optional tender provisions and/or mandatory tender provisions;

•	a liquidity facility or other credit enhancement, including provisions for mandatory purchase by the provider of the liquidity facility or credit enhancement; and

•	redemption provisions.

Notwithstanding the foregoing, the Fund may not use the Mode change provisions to modify the provisions of the Statement or the Statement Supplement governing ranking, preemptive rights, voting rights, restrictions on dividends and other distributions, the term redemption date, restrictions on

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redemptions if the Fund is not current on paying accumulated and unpaid dividends, compliance with applicable law in connection with redemptions, liquidation rights or restrictions on amendments or supplements to the Statement or the Statement Supplement, or to modify any terms affecting the parity ranking of the VRM-MFP Shares relative to any other series of Preferred Shares of the Fund at any time outstanding with respect to dividends or distributions of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

[Extension of the Variable Rate Mode or] Transition to a New Mode

Except as described in the next paragraph, in the case of a transition to a new Mode succeeding the Variable Rate Mode, all outstanding VRM-MFP Shares automatically shall be subject to mandatory tender for transition remarketing and delivered to the Calculation and Paying Agent for purchase by purchasers in the transition remarketing on the New Mode Commencement Date, in the event of a successful transition remarketing. All tendered VRM-MFP Shares shall be remarketed at the purchase price of such VRM-MFP Shares.

In the case of [an extension of the Variable Rate Mode or] a transition to a new Mode succeeding the Variable Rate Mode by agreement with the Required Beneficial Owners, the Required Beneficial Owners by agreement with the Fund as to such [extension or] new Mode shall be deemed to have irrevocably waived their right to the mandatory tender of their VRM-MFP Shares and shall retain their VRM-MFP Shares upon [the extension of the Variable Rate Mode or] as of the New Mode Commencement Date[, as applicable]. Such agreement and waiver shall be binding upon the then-current holders and beneficial owners and each subsequent holder and beneficial owner of the VRM-MFP Shares.

The retention of VRM-MFP Shares by the beneficial owners thereof by agreement of the Required Beneficial Owners shall be deemed to constitute a successful transition remarketing. Otherwise, a transition remarketing shall be deemed successful only if a Failed Transition Event shall not have occurred. Upon the occurrence of a Failed Transition Event, all tendered VRM-MFP Shares shall be returned to the relevant tendering holders by the Calculation and Paying Agent.

Upon the occurrence of a successful transition remarketing, the Fund will be deemed to have successfully established a new Mode, and the VRM-MFP Shares will be subject to the terms established for the new Mode.

[Failed Transition Period

If a Failed Adjustment Event occurs or a Failed Transition Event occurs where the Fund has initiated a proposed optional early transition, the Failed Transition Period shall commence and continue in as described in the next paragraph below, and shall be deemed a continuation of the Variable Rate Mode. For each Dividend Reset Period or portion thereof during the Failed Transition Period, the Dividend Rate shall be the Failed Transition Period Dividend Rate. If a Failed Transition Event occurs, the new Mode designated by the relevant Mode Change Notice shall not be established. In such event, all tendered VRM-MFP Shares shall be returned to the relevant tendering holders by the Calculation and Paying Agent.

During the Failed Transition Period, the Fund shall continue to use its reasonable best efforts to successfully establish a new Mode for the VRM-MFP Shares, and, in connection with each such

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attempt, may designate by a Mode Change Notice a new Mode with new or different terms until a Mode to succeed the Variable Rate Mode is established, or no VRM-MFP Shares remain outstanding, or the Fund and the Required Beneficial Owners mutually agree to terminate the Failed Transition Period and revert to the Variable Rate Mode on the terms mutually agreed by the Fund and the Required Beneficial Owners. If a Failed Transition Event occurs in connection with the transition remarketing relating to such continued attempt to establish a new Mode to succeed the Variable Rate Mode, any such Failed Transition Event shall not alter the Failed Transition Period, the Failed Transition Redemption Date or the Failed Transition Period Dividend Rate applicable thereto. In the event that the Fund successfully establishes a new Mode to succeed the Variable Rate Mode, the Failed Transition Period shall terminate, and the VRM-MFP Shares shall be subject to the terms established for such new Mode.]

Optional Early Transition to New Mode at the Option of the Fund

For the purpose of effecting an early transition to a new Mode with respect to all of the outstanding VRM-MFP Shares, the Fund may at its option accelerate the expiration date of the Variable Rate Mode to any Wednesday that is a Business Day occurring on or after [•] (the “Optional Early Transition Date”) by delivering a Mode Change Notice as described above.

TAX MATTERS

Because the discussion below is general in nature and does not address all of the tax consequences of holding the VRM-MFP Shares and because the tax laws governing the VRM-MFP Shares are complex, you are encouraged to consult your tax advisor about the tax consequences of investing in the VRM-MFP Shares under your particular circumstances before making an investment.

The discussion below is the opinion of Sidley Austin LLP (“Tax Counsel”) on the anticipated U.S. federal income tax consequences to United States persons (as defined by section 7701(a)(30) of the Code) of acquiring, holding and disposing of the VRM-MFP Shares.

Tax Counsel’s opinion is based on the current provisions and interpretations of the Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of the VRM-MFP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, it is Tax Counsel’s opinion that for U.S. federal income tax purposes (1) the Fund will qualify as a regulated investment company under the Code, (2) the VRM-MFP Shares will qualify as stock in the Fund, and (3) distributions made with respect to the VRM-MFP Shares will qualify as exempt-interest dividends to the extent properly reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of tax-exempt income generated by the Fund).

Investors should be aware that Tax Counsel’s opinion is not binding on the Internal Revenue Service or any court. See the discussions below under the caption “—Treatment of VRM-MFP Shares as Stock.” In addition, the Fund’s qualification and taxation as a regulated investment company depends upon the Fund’s ability to meet on a continuing basis, through actual annual operating results,

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certain requirements in the federal tax laws. Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Tax Act Changes. Numerous changes to the U.S. federal income tax laws have been made by the recent legislation commonly referred to as the “Tax Cuts and Jobs Act” (the “Tax Act”). Among other changes, the Tax Act temporarily replaces the individual tax rate structure, which includes a reduction in the highest marginal rate applicable to individuals, estates and trusts. The Tax Act eliminates the graduated corporate tax rate structure and instead taxes domestic corporate taxable income at 21%. It also modifies the individual alternative minimum tax and repeals the corporate alternative minimum tax. In general, these changes are effective for taxable years beginning after December 31, 2017.

The Fund cannot predict the long-term impact of the Tax Act on an investment in the VRM-MFP Shares and the effect of any administrative and judicial interpretations of the Tax Act. Prospective investors in the VRM-MFP Shares are urged to consult their tax advisors regarding the effect of the Tax Act and other potential changes to the U.S. federal tax laws on their investment.

Qualification and Taxation of the Fund. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will have to pay any U.S. federal income tax to the extent its earnings are so distributed. To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other requirements: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the market value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships. In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under “The Fund’s Investments” in the prospectus. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company and not cure such failure, the Fund would incur a regular federal corporate income tax on its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a 4% excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of

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this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Treatment of VRM-MFP Shares as Stock. In order for any distributions to owners of the Fund’s VRM-MFP Shares to be eligible to be treated as exempt-interest dividends, the VRM-MFP Shares must be classified as stock for U.S. federal income tax purposes. The Investment Adviser believes and, as discussed above, it is Tax Counsel’s opinion that, the VRM-MFP Shares will qualify as stock in the Fund for U.S. federal income tax purposes. By acquiring VRM-MFP Shares, an investor agrees to treat the VRM-MFP Shares as stock for U.S. federal income tax purposes.

Distributions on VRM-MFP Shares. A VRM-MFP shareholder will be required to report the dividends declared by the Fund for each day on which such VRM-MFP shareholder is the shareholder of record. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends received deduction available to corporate shareholders.

Tax Character of Distributions

In General. The tax character of the Fund’s distributions in the hands of the Fund’s shareholders will be determined primarily by the tax character of the Fund’s underlying income. Although the Fund expects that most of its income will be tax-exempt, some of the Fund’s income may be taxable as capital gains or ordinary income. In addition, although the Fund expects that under normal circumstances it will not invest in municipal bonds the interest on which is subject to the federal alternative minimum tax, at times a portion of the Fund’s tax-exempt income may be subject to the federal alternative minimum tax. The Internal Revenue Service requires a regulated investment company that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and ordinary income, if any, between its Common Shares and Preferred Shares, including the VRM-MFP Shares, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund.

Exempt-Interest Dividends. The Fund intends to qualify to pay exempt-interest dividends, as defined in the Code, on its Common Shares and Preferred Shares, including the VRM-MFP Shares, by satisfying the requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of tax-exempt municipal bonds. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on municipal bonds and are so designated by the Fund. The Fund intends to invest primarily in municipal bonds the income of which is otherwise exempt from regular U.S. federal income tax, the federal alternative minimum tax. Thus, substantially all of the Fund’s dividends to the common shareholders and VRM-MFP Shareholders will qualify as exempt-interest dividends. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

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Exempt-Interest Dividends Subject to the Federal Alternative Minimum Tax. Federal tax law imposes a federal alternative minimum tax with respect to individuals, trusts and estates. Interest on certain municipal securities, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from U.S. federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually supply a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax.

Dividends Attributable to Ordinary Income and Capital Gains. Distributions to shareholders by the Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income. In addition, gains of the Fund that are attributable to market discount on municipal securities will be treated as ordinary income. Distributions by the Fund of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain regardless of the length of time the shareholder has owned Common Shares or VRM-MFP Shares of the Fund. The amount of capital gains and ordinary income allocable to the Fund’s VRM-MFP Shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on VRM-MFP Shares that include an allocable portion of any net capital gain or ordinary income, the Fund anticipates that all other dividends paid on VRM-MFP Shares will constitute exempt-interest dividends for U.S. federal income tax purposes.

If the Fund allocates any net capital gain or ordinary income for regular U.S. federal income tax purposes to a dividend on VRM-MFP Shares, the Fund has agreed as set forth in the Supplement to make certain payments to holders of VRM-MFP Shares to offset the regular U.S. federal income tax effect thereof. In addition, the Fund has agreed as set forth in the Supplement in certain circumstances to provide notice of the amount of any allocation prior to the date such dividend is declared.

Sales, Exchanges and Other Dispositions of VRM-MFP Shares. On the sale or other disposition of VRM-MFP Shares (other than redemptions, the rules for which are described below under the caption “—Redemptions of VRM-MFP Shares”), the amount paid for the seller’s right to any dividends that are accumulated but unpaid at the time of such sale or other disposition will be treated as dividends and subject to the rules described above under the caption “—Tax Character of Distributions.” The balance of the amount paid, will generally be treated as (1) capital gain to the extent it exceeds the seller’s basis in the VRM-MFP Shares, and (2) capital loss to the extent it is less than the seller’s basis in the VRM-MFP Shares. In the case of corporate taxpayers, both long-term and short-term capital gains are taxed at the same rate that applies to ordinary income. In the case of non-corporate taxpayers, short-term capital gains and ordinary income are taxed at a maximum rate of 37% and long-term capital gains at a maximum rate of 20%. In addition, because of certain limitations on itemized deductions and the deduction for personal exemptions, the effective rate of tax may be higher in certain circumstances.

In the case of a taxpayer that is an individual, estate or trust, and for taxable years starting after December 31, 2017 and before January 1, 2026, the Tax Act disallows “miscellaneous itemized deductions” within the meaning of Code Section 67, repeals the personal exemption and suspends the general limitation imposed on itemized deductions by Code Section 68.

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Losses realized by a shareholder on the sale or exchange of VRM-MFP Shares held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received (or deemed received on a sale) with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares.

Any loss realized on a sale or exchange of VRM-MFP Shares will be disallowed to the extent those shares are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Redemptions of VRM-MFP Shares. The Fund may, at its option, redeem VRM-MFP Shares in whole or in part, or be required to redeem all of the outstanding VRM-MFP Shares on a Failed Transition Redemption Date, and will be required to redeem Preferred Shares, which may include VRM-MFP Shares, in which event the redemption will be made from all VRM-MFP Shareholders pro rata, or by lot or other fair method, to the extent required to maintain Asset Coverage or comply with the Effective Leverage Ratio. Gain or loss, if any, resulting from a redemption of the VRM-MFP Shares will be taxed as gain or loss from the sale or exchange of the VRM-MFP Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a shareholder’s ownership of the Common Shares will be taken into account.

Tax on Net Investment Income. A 3.8% tax is imposed on net investment income of individuals, estates and trusts with incomes above certain threshold amounts. The types of investment income used to calculate “net investment income,” include taxable distributions (if any) made by the Fund with respect to VRM-MFP Shares and gains (if any) from the sale or other disposition of VRM-MFP Shares.

Consequences of Insufficient Distributions. If at any time when the Fund’s VRM-MFP Shares are outstanding the Fund fails to meet 200% asset coverage (as determined pursuant to the 1940 Act), the Fund will be required to suspend distributions to holders of its Common Shares until such maintenance amount or asset coverage, as the case may be, is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt income (as that term is defined in the Code) determined without regard to the deduction for dividends paid, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or the non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the 225% Asset Coverage required under the Supplement, the Fund will be required to redeem Preferred Shares, which may include VRM-MFP Shares, in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its VRM-MFP Shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many

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of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the regular U.S. federal income tax and federal alternative minimum income tax consequences of purchasing, holding and disposing of VRM-MFP Shares.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

The information in this section concerning DTC and DTC’s book-entry system has been obtained by the Fund from DTC.

The VRM-MFP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of VRM-MFP Shares.

Purchasers of VRM-MFP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members, and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each beneficial owner of a book-entry security will hold that security indirectly through various intermediaries.

The interest of each beneficial owner in a book-entry security will be evidenced solely by entries on the books of the beneficial owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and the Calculation and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the beneficial owner will also not be able to obtain a paper certificate evidencing its ownership of VRM-MFP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A beneficial owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

•	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or

•	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the VRM-MFP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

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In this prospectus supplement, in the case of book-entry securities, references to actions taken by beneficial owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of VRM-MFP Shares will mean payments and notices related to the redemption or tender of VRM-MFP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the VRM-MFP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the VRM-MFP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Calculation and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the VRM-MFP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the VRM-MFP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the VRM-MFP Shares and payments upon redemption of VRM-MFP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Calculation and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to beneficial owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Calculation and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the beneficial owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

“Agent Member” means a person with an account at DTC that holds one or more VRM-MFP Shares through DTC, directly or indirectly, for a beneficial owner and that will be authorized and instructed, directly or indirectly, by a beneficial owner to disclose information to the Calculation and Paying Agent with respect to such beneficial owner.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS WHICH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARY RECEIVES FROM DTC. THE FUND WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

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UNDERWRITING

[TO BE FURNISHED AT THE TIME OF THE OFFERING]

LEGAL MATTERS

Certain legal matters in connection with the VRM-MFP Shares will be passed upon for the Fund by Sidley Austin LLP, New York, New York, and for the underwriter by [•], New York, New York. Sidley Austin LLP may rely as to certain matters of Massachusetts law on the opinion of Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

CUSTODIAN, TRANSFER AGENT, CALCULATION AND PAYING AGENT

State Street Bank and Trust Company (the “Custodian”) serves as custodian of the Fund’s assets. Computershare Inc. and Computershare Trust Company, N.A. serve as transfer agent for the Common Shares. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent” in the accompanying prospectus.

[•] will serve as calculation agent and as the transfer agent and registrar, dividend disbursing agent, and paying agent and redemption price disbursing agent for the VRM-MFP Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited Financial Statements and Financial Highlights of the Fund appearing in the Fund’s Annual Report for the fiscal year ended October 31, 2018 are incorporated by reference into the SAI. The audited financial statements and financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such audited financial statements and financial highlights are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The information with respect to the fiscal years ended prior to October 31, 2014 has been audited by other auditors. The principal business address of KPMG LLP is 200 East Randolph Street, Chicago, Illinois 60601.

WHERE YOU CAN FIND MORE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, NE, Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the SEC.

Additional information about the Fund and VRM-MRP Shares can be found in the Fund’s registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the 1934 Act. Additional information may be found on the Internet at http://www.nuveen.com. The information contained in, or that can be accessed through, those websites is not part of this prospectus supplement or the accompanying prospectus.

S-49

$[•]

Nuveen AMT-Free Municipal Credit Income Fund

[•] Series [•] MuniFund Preferred Shares

Variable Rate Mode

Liquidation Preference $[•] Per Share

PROSPECTUS SUPPLEMENT

[•], 20[•]

[Underwriter(s)]

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Dated January 11, 2019

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

333 West Wacker Drive

Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION

[•], 2019

Nuveen AMT-Free Municipal Credit Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was organized on July 12, 1999. This statement of additional information (the “SAI”) relating to the common shares (“Common Shares”) and MuniFund Preferred Shares (“MFP Shares,” and the Common Shares and the MFP Shares, collectively, the “Securities”) of the Fund does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [•], 2019 and any related prospectus supplement. This SAI relates to the offering, on an immediate, continuous or delayed basis, in one or more offerings, of up to $550,000,000 in aggregate initial offering price of Securities. This SAI does not include all information that a prospective investor should consider before purchasing Securities. Investors should obtain and read the prospectus and any related prospectus supplement prior to purchasing such shares. In addition, the Fund’s audited financial statements and the independent registered public accounting firm’s report thereon included in the Fund’s annual report for the fiscal year ended October 31, 2018 are incorporated into this SAI by reference. A copy of the prospectus and any related prospectus supplement may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the prospectus and any related prospectus supplement on the U.S. Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

THE FUND

Nuveen AMT-Free Municipal Credit Income Fund (the “Fund”) is a diversified, closed-end management investment company, organized as a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objectives are:

•	to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals; and

•

to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Investment Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Underrated municipal securities are those whose ratings do not, in the Investment Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by NRSROs, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Investment Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued municipal securities will be based on the Investment Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “enhancement of portfolio value relative to the municipal bond market” refers to the Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Fund’s second investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to holders of Common Shares and holders of preferred shares of the Fund (“Preferred Shares”). The Fund is currently required to allocate net capital gains and ordinary income taxable for U.S. federal income tax purposes, if any, proportionately between Common Shares and Preferred Shares. See “Tax Matters” in the prospectus.

It is a fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

As a non-fundamental investment policy that may be changed by the Fund’s trustees without prior shareholder notice, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments, the income from which is exempt

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from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental policy subject to change by the Fund’s trustees upon 60 days’ notice to shareholders, under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

As a non-fundamental policy that may be changed by the Fund’s trustees without prior shareholder notice, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment-grade securities or unrated securities judged to be of comparable quality by NAM. The Fund may invest in distressed securities. The Fund may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e. rated below C-, at the time of investment), provided, however, that NAM may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

The Fund’s greater allocation to lower rated municipal securities is expected to result in meaningfully higher net earnings. However, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due. In addition, the Fund’s greater allocation to lower rated municipal securities may have a negative effect on one or more long-term ratings of the Fund’s Preferred Shares. See “Risk Factors” in the prospectus for a discussion of the risks associated with an increased exposure to lower rated municipal securities and for a discussion of ratings risks.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher quality securities because the

2

market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Investment Adviser and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy targets apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a NRSRO upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Investment Adviser and/or the Sub-Adviser may consider such factors as the Investment Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs. The ratings of S&P Global Ratings, Moody’s Investor Service, Inc. and Fitch Ratings, Inc. represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. See “Appendix A—Ratings of Investments” for additional information about NRSRO ratings.

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Investment Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its total assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns for common shareholders but also creates the possibility that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return of the inverse floating rate securities purchased by the Fund.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are bonds that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued

3

thereunder and applicable exemptive orders issued by the SEC. See “The Fund’s Investments—Other Investment Companies” below.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” Common and Preferred Shares, voting together as a single class, and of the holders of a “majority of the outstanding” Preferred Shares voting as a separate class, and with the prior written consent of the liquidity providers for Variable Rate Demand Preferred Shares (“VRDP Shares”), such consent to be determined in each liquidity provider’s good faith discretion, and certain other Fund counterparties. A “majority of the outstanding,” under the 1940 Act, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Securities” in the prospectus for additional information with respect to the voting rights of holders of Common Shares and Preferred Shares.

4

INVESTMENT RESTRICTIONS

Except as described below, the Fund as a fundamental policy may not without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares, including MFP Shares, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, including MFP Shares, voting as a separate class, and the prior written consent of liquidity providers for VRDP Shares or other Fund counterparties:

(1) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.1

(2) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).1,2

(3) Issue senior securities, as defined in the 1940 Act, other than Preferred Shares, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus and this SAI.

(4) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.

(5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of nongovernmental users.3

(6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

(8) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.4

[1]

Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

[2]

Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

[3]	For purposes of this restriction, governments and their political subdivisions are not members of any industry.
[4]

Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such loan or (ii) the borrower controls or is under common control with the investment company. The Fund has not applied for, and currently does not intend to apply for, any exemptive relief that would allow it to make loans outside the limits of the 1940 Act.

5

(9) Issue debt securities that rank senior to Preferred Shares other than for temporary or emergency purposes.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For the purpose of applying the 25% industry limitation set forth in subparagraph (5) above, such limitation will apply to tax-exempt municipal securities if the payment of principal and interest for such securities is derived principally from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government, and in that situation the Fund will consider such municipal securities to be an industry associated with the project.

For the purpose of applying the 25% industry limitation set forth in subparagraph (5) above, the Fund will consider the investments of underlying investment companies when determining compliance with its own concentration policy, to the extent the Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments in underlying companies.

For the purpose of applying the limitation set forth in subparagraph 1 above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of the Fund’s total assets, the Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting shares of beneficial interest of the acquired investment company at the time such shares are purchased.

6

As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risk.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies that may be changed by the Board of Trustees of the Fund (the “Board”) without prior shareholder notice. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4) Purchase securities when borrowings exceed 5% of its total assets if and so long as Preferred Shares are outstanding.

(5) Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided that the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Investment Adviser”) determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations (“NRSROs”) that may issue ratings for Preferred Shares, or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Investment Adviser and the Fund’s investment sub-adviser, Nuveen Asset Management LLC (the “Sub-Adviser” or “NAM”), from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

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At least six months prior to the final mandatory redemption date or term redemption date for all outstanding Preferred Shares of each series, the Fund will earmark assets rated at least A- or the equivalent (and including deposit securities including, but not limited to, cash or cash equivalents, U.S. government securities, highly rated municipal obligations or money market funds, in an amount equal to 20% of the liquidation preference of all outstanding Preferred Shares of the applicable series, with 135 days remaining to the redemption date, increasing to 100% with 15 days remaining) with a market value equal to at least 110% of the liquidation preference of all outstanding Preferred Shares of the applicable series until the redemption of all outstanding Preferred Shares of such series. As may be specified for a series of Preferred Shares, including MFP Shares, the Fund also may be required to earmark assets in connection with certain mandatory redemption events if they occur prior to the final mandatory redemption date or term redemption date.

THE FUND’S INVESTMENTS

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income taxes and the federal alternative minimum tax applicable to individuals. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the leverage of the Fund.

The Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income taxes.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

8

Tobacco Settlement Bonds.    Included in the general category of municipal securities described in the Prospectus are “tobacco settlement bonds.” The Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Municipal Leases and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented

9

from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the Investment Adviser and/or Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the

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revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    The Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held

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on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities.    The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues

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attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular U.S. federal income tax and the federal alternative minimum tax applicable to individuals. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since

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the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed income securities are securities that are exempt from regular U.S. federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

(1) Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2) Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3) Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In

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general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4) Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5) Bank notes are notes issued by local government bodies and agencies, such as those described above, to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6) Tax-exempt commercial paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

(7) Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable to shareholders. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

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Derivatives and Hedging Strategies

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Fund’s investments. The Investment Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of the Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities. See “Appendix B—Derivative Strategies and Risks” for additional information regarding the various techniques involving the use of derivatives.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” (“OTC”) or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. The Fund will invest in these instruments only in markets believed by the Investment Adviser and/or the Sub-Adviser to be active and sufficiently liquid. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. These hedging strategies may generate taxable income.

The Investment Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

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There is no assurance that these derivative strategies will be available at any time or that the Investment Adviser and/or the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (e.g., the change in the value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a net swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. See “—Segregation of Assets” below.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) sets forth a regulatory framework for certain derivatives, such as swaps, in which the Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are subject to required business conduct standards and other regulatory burdens, and will be subject to minimum capital requirements upon the adoption of final capital rules. The statutory requirements of the Dodd-Frank Act have been implemented primarily through rules and regulations adopted by the SEC and the Commodity Futures Trading Commission (the “CFTC”). The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Cleared swaps are transacted through CFTC-registered futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to

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transactions in futures contracts. Currently, central clearing is required only for certain categories of swaps, although central clearing for additional categories of swaps is expected to be implemented by the CFTC. The Fund may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member. In addition, the CFTC and bank regulators have imposed new margin requirements on uncleared OTC swaps that could adversely affect the Fund’s ability to enter into swaps in the OTC market. The SEC is expected to adopt similar margin requirements for uncleared security-based swaps. These requirements may increase the amount of collateral the Fund is required to provide and the costs associated with providing it. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund, and the establishment of centralized clearinghouses and trading facilities for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs, and that such costs will be passed on to customers such as the Fund. The rules that have been and will be promulgated may exert a negative effect on the Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the new requirements, which may increase the cost of the Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell derivatives. The overall impact of the Dodd-Frank Act on the Fund remains highly uncertain and it is unclear how the swap markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the

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Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Investment Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with the Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. See “—Segregation of Assets” below. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

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Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Investment Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two-party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin

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requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Under regulations of the CFTC currently in effect, which may change from time to time with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an

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amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options.    The Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Investment Adviser has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (“CEA”), provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that the Investment Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Fund may employ futures, options on futures or swaps.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest

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rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting the Nuveen registered open-end and closed-end funds, including the Fund, to participate in an inter-fund lending facility whereby those funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business days’ notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program. The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

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Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. As a shareholder in another investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act and when determining compliance with its own concentration policy, in each case to the extent the Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments in underlying companies.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must maintain liquid assets (often referred to as “asset segregation”), or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments and financial agreements (such as reverse repurchase agreements). Generally, the Fund will maintain an amount of liquid assets with its custodian in an amount at least equal to the amount of its obligations, including the value of unpaid past and future payment obligations, under derivative instruments and financial agreements, in accordance with SEC guidance. However, the Fund also may “cover” certain obligations by other means such as through ownership of the underlying security or financial instrument. The Fund also may enter into offsetting transactions with respect to certain obligations so that its combined position, coupled with any liquid assets maintained by its custodian, equals its net outstanding obligation in related derivatives or financial agreements. In the case of financial futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to financial futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. If the Fund writes credit default swaps, it will segregate the full notional amount of the payment obligation under the credit default swap that must be paid upon the occurrence of a credit event. The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

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The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. The Investment Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Other Investment Policies and Techniques

Illiquid Securities.    The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegate.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income for U.S. federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Tax Matters” below.

Repurchase Agreements.    As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S.

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government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed-upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements is taxable to shareholders of the Fund and, therefore, is required to be allocated proportionately by the Fund between Common Shares and Preferred Shares. See “Tax Matters” below. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Investment Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds and Other Original Issue Discount Instruments.    A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Investment Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Investment Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

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MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with Nuveen Fund Advisors (the “Management Agreement”), is the responsibility of the Board of Trustees of the Fund (the “Board”). As of January 1, 2019, the number of trustees of the Fund is set at ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen, LLC (“Nuveen”), Nuveen Fund Advisors, NAM, or their affiliates. The Board is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2019 annual meeting, the Class II trustees serving until the 2020 annual meeting and the Class III trustees serving until the 2021 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, William C. Hunter, Judith M. Stockdale, Carole E. Stone and Margaret L. Wolff are slated in Class I, John K. Nelson, Terence J. Toth and Robert L. Young are slated in Class II and Margo L. Cook, Jack B. Evans and Albin F. Moschner are slated in Class III. While there are Preferred Shares outstanding, two of the Fund’s trustees are elected by the holders of Preferred Shares, voting separately as a class. The remaining trustees of the Fund are elected by holders of Common Shares and Preferred Shares, voting together as a class. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and years of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold as of January 1, 2019 are set forth below. Except as noted in the table below, the trustees of the Fund are directors or trustees, as the case may be, of 169 Nuveen-sponsored registered investment companies (the “Nuveen Funds”) which includes 83 open-end mutual funds (the “Nuveen Mutual Funds”); and 75 closed-end funds and 11 exchange-traded funds.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

Terence J. Toth(2) 333 West Wacker Drive Chicago, IL 60606 1959	Chairman of the Board (since July 1, 2018); Trustee	Class II Length of Service: Since 2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); formerly, Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member of Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (2005-2016); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	169	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Class III Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	169	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Class I Length of Service: Since 2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	169	Director of Wellmark, Inc. (since 2009); formerly, Director of Xerox Corporation (2004-2018)

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Class III Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	169	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016)

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Class II Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	169	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Class I Length of Service: Since 1997	Board Member of the Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	169	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Class I Length of Service: Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	169	Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010)

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Class I Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	169	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.)

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Robert L. Young(3) 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Class II Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	167	None

33

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee:

Margo L. Cook(4) 333 West Wacker Drive Chicago, IL 60606 1964	Trustee	Class III Length of Service: Since 2016	President (since 2017), formerly, Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly, Senior Executive Vice President (2015-2016), and formerly, Executive Vice President (2011-2015) of Nuveen Fund Advisors, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Co-President, and formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	169	None

(1)

The Board is divided into three classes, Class I, Class II and Class III, with each trustee being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two trustees are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. Length of Time Served indicates the year in which the individual became a director or trustee of a fund in the Nuveen Funds complex.

(2)

Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of the Investment Adviser, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

(3)

Effective July 1, 2017, Mr. Young was appointed as a director or trustee, as the case may be, of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(4)	Ms. Cook is an “interested person” as defined in the 1940 Act by reason of her respective position with Nuveen Investments, Inc. and/or certain of its subsidiaries.

34

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	169

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	169

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	169

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Vice President	Term: Annual Length of Service: Since 2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	75

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	169

35

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016- 2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	169

36

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
William T. Meyers 333 West Wacker Drive Chicago, IL 60606 1966	Vice President	Term: Annual Length of Service: Since 2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.	75

Michael A. Perry 333 West Wacker Drive Chicago, IL 60606 1967	Vice President	Term: Annual Length of Service: Since 2017	Executive Vice President (since 2017, previously Managing Director (2016-2017), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.	75

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017), formerly, Senior Vice President and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since January 2017) of Nuveen Securities, LLC.	169

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	169

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	169

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.	169

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	169

(1)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Funds Complex.

(2)	Length of Service indicates the year the individual became an officer of a fund in the Nuveen Funds complex.

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Fund, including the duties performed for the Fund by the Investment Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serves on the board of every fund in the complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Fund’s business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee

38

believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Investment Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected Terence J. Toth as the independent chairman of the Board. Specific responsibilities of the chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Fund, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of the Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The current members of the Executive Committee are Terence J. Toth, Chair, Albin F. Moschner and Margo L. Cook. During the fiscal year ended October 31, 2018, the Executive Committee met three (3) times.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary

39

income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Albin F. Moschner, Margaret L. Wolff and Robert L. Young. During the fiscal year ended October 31, 2018, the Dividend Committee met four (4) times.

Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of independent trustees who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange (“NYSE”). The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Fund, and the audits of the financial statements of the Fund; the quality and integrity of the financial statements of the Fund; the Fund’s compliance with legal and regulatory requirements relating to the Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Fund and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Fund’s portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Fund’s pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Fund’s securities brought to its attention and considers the risks to the Fund in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Fund and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone, Chair, and Terence J. Toth, each of whom is an independent trustee of the Fund. A copy of the Charter is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. During the fiscal year ended October 31, 2018, the Audit Committee met four (4) times.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Fund that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

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In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Fund in adopting a particular approach or resolution compared to the anticipated benefits to the Fund and its shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Fund’s and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Judith M. Stockdale, Margaret L. Wolff and Robert L. Young. During the fiscal year ended October 31, 2018, the Compliance Committee met nine (9) times.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Fund’s business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources,

41

including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Investment Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of independent trustees, who are also “independent” as defined by NYSE listing standards. The members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young. During the fiscal year ended October 31, 2018, the Nominating and Governance Committee met four (4) times.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund.

The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Jack B. Evans, Chair, Albin F. Moschner, Terence J. Toth and Robert L. Young. During the fiscal year ended October 31, 2018, the Closed-End Funds Committee met four (4) times.

Board Diversification and Trustee Qualifications.    In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications,

42

attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margo L. Cook

Ms. Cook, an interested person of the Fund, is President (since 2017), formerly Co-President of Nuveen Investments, Inc. (“Nuveen Investments”) (2016-2017), prior to which she had been Senior Executive Vice President of Nuveen Investments (2015-2016). Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investments’ Management and Operating Committees. She is President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and President, Global Products and Solutions (since July 2017) and Co-Chief Executive Officer (since 2015), of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of the University of Rhode Island Foundation Board of Trustees, and Chair of the All Stars Project of Chicago Board.

Jack B. Evans

Mr. Evans has served as President of The Hall-Perrine Foundation, a private philanthropic corporation, since 1996. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The American Board of Orthopaedic Surgery as a Public Member Director (since 2015) and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta

43

University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of Wellmark, Inc. since 2009 and was a Director of the Xerox Corporation (2004-2018). He is a past Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies and The President’s Council. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson received his MBA from Fordham University.

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Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), having previously served on the Boards of the Chicago Board Options Exchange, and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Terence J. Toth

Mr. Toth, the Board’s Independent Chairman, was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Fulcrum IT Service, LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Ms. Wolff has been a trustee of New York-Presbyterian Hospital

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since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Independent Chairman

The trustees have elected Terence J. Toth as the independent Chairman of the Board, effective July 1, 2018. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I trustees will serve until the 2019 annual meeting of shareholders; Class II trustees will serve until the 2020 annual meeting of shareholders; and Class III trustees will serve until the 2021 annual meeting of shareholders. As each trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. See “Certain Provisions in the Declaration of Trust and By-Laws” in the prospectus.

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Beneficial Ownership of Shares of the Fund and the Nuveen Family of Investment Companies by Each Trustee

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2018:

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Nuveen Family of Investment Companies
Margo L. Cook	None	Over $100,000
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
Albin F. Moschner	None	Over $100,000
John K. Nelson	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	Over $100,000
Terence J. Toth	$10,001-$50,000	Over $100,000
Margaret L. Wolff	None	Over $100,000
Robert L. Young(1)	None	Over $100,000

(1)	Mr. Young joined the Board effective July 1, 2017.

As of December 31, 2018, no trustee who is not an interested person of the Fund or any of his or her immediate family members owns beneficially or of record, any security issued by Nuveen Fund Advisors, NAM, Nuveen, the Fund’s principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, NAM, Nuveen or the Fund’s principal underwriter.

Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Fund for its fiscal year ended October 31, 2018, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each Trustee by the Nuveen Funds during the calendar year ended December 31, 2018. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. Certain of the Nuveen Funds have a deferred compensation plan (the “Compensation Plan”) that permits any Trustee who is not an “interested person” of certain Nuveen Funds to elect to defer receipt of all or a portion of his or her compensation as a Trustee. The deferred compensation of a participating Trustee is credited to the book reserve account of a Nuveen Fund when the compensation would otherwise have been paid to the Trustee. The value of the Trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other Nuveen Fund’s obligations to make distributions under the Compensation Plan.

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	Aggregate Compensation from Fund(1)	Amount of Total Compensation That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Jack B. Evans	$12,582	$1,215	$341,034
William C. Hunter	12,926	—	357,875
Albin F. Moschner	11,902	—	323,375
John K. Nelson	13,333	—	366,875
William J. Schneider(4)	13,563	13,563	417,976
Judith M. Stockdale	11,953	1,667	316,187
Carole E. Stone	12,373	6,133	349,929
Terence J. Toth	13,016	—	354,650
Margaret L. Wolff	12,019	4,019	330,073
Robert L. Young(5)	11,566	11,566	93,614

(1)	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended October 31, 2018 for services to the Fund.
(2)

Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.

(3)

Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2018 for services to the Nuveen open-end and closed-end funds. Because the funds in the Nuveen Fund complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. All trustees except for Mr. Young currently serve as director or trustee of 169 registered investment companies advised by Nuveen Fund Advisors. Mr. Young currently serves as director or trustee of 167 registered investment companies advised by Nuveen Fund Advisors.

(4)	Mr. Schneider retired from the Board effective December 31, 2018.
(5)	Mr. Young was appointed to the Board effective July 1, 2017.

Effective January 1, 2019, independent trustees receive a $190,000 annual retainer, increased from $185,000 as of January 1, 2018, increased from $177,500 as of January 1, 2017, plus (a) a fee of $6,500 per day, which was increased from $6,000 per day as of January 1, 2018, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board Meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for initial public offerings, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives

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$90,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $12,500 increased to $15,000 as of January 1, 2019, each as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Fund has no employees. Its officers are compensated by Nuveen or its affiliates.

INVESTMENT ADVISER, SUB-ADVISER AND PORTFOLIO MANAGER

Nuveen Fund Advisors offers advisory and investment management services to a broad range of investment company clients. The Investment Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Investment Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Investment Adviser is an indirect subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2018, Nuveen managed approximately $988.4 billion in assets, of which approximately $142.8 billion was managed by Nuveen Fund Advisors.

The Investment Adviser has selected its wholly owned affiliate, NAM, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and NAM (the “Sub-Advisory Agreement”). NAM, a registered investment adviser, oversees day-to-day operations and manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of the Investment Adviser. Pursuant to the Sub-Advisory Agreement, NAM is compensated for the services it provides to the Fund with a portion of the management fee the Investment Adviser receives from the Fund. The Investment Adviser and NAM retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Investment Management Agreement and Related Fees.    Pursuant to the Investment Management Agreement, the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by the Investment Adviser. The Fund’s management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Investment Adviser. The fund-level is a maximum of 0.50% of the Fund’s average total daily net assets (including assets attributable to Preferred Shares), with lower fee levels for such assets that exceed $125 million. The complex-level fee is a maximum of 0.20% of the Fund’s

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average daily managed assets based on the total daily managed assets for all Nuveen-sponsored funds in the U.S. that constitute “eligible assets,” with lower fee levels of complex-level assets that exceed $55 billion. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. This pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Fund Level Fee.    The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For managed assets over $5 billion	0.4125%

Complex Level Fee.    The annual complex-level fee for the Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

For the complex-level fees, managed assets include closed-end fund assets managed by the Investment Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Investment Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Investment Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2018, the complex-level fee rate for the Fund was 0.1595%.

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The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement Paid for the Fiscal Year Ended	Expense Reimbursement for the Fiscal Year Ended
Fiscal year ended October 31, 2018	$31,846,782	$—
Fiscal year ended October 31, 2017*	$30,994,960	$(402,484)
Fiscal year ended October 31, 2016*	$18,623,804	$(1,257,885)

*	During the fiscal years ended October 31, 2017 and October 31, 2016 the Investment Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its reorganization.

In addition to the Investment Adviser’s management fee, the Fund pays all of its other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Investment Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

A discussion regarding the Board’s decision to renew the Management Agreement is in the Fund’s annual report to shareholders dated October 31 of each year.

Sub-Advisory Agreement and Related Fees.    Pursuant to the Sub-Advisory Agreement, NAM will receive from the Investment Adviser a management fee equal to 42.8572% of the Investment Adviser’s net management fee from the Fund.

The following table sets forth the management fee paid by Nuveen Fund Advisors to NAM for the last three fiscal years:

Sub-Advisory Fees Paid by Nuveen Fund Advisors to NAM
Fiscal year ended October 31, 2018	$13,648,639
Fiscal year ended October 31, 2017	$13,283,443
Fiscal year ended October 31, 2016	$7,906,651

A discussion regarding the basis for the Board’s decision to renew the Sub-Advisory Agreement for the Fund is available in the Fund’s annual report to shareholders dated October 31 of each year.

Portfolio Manager.    Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Management.    Paul L. Brennan, CFA, CPA the designated portfolio manager of the Fund (the “Portfolio Manager”), manages several municipal funds and portfolios. He began working in

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the financial industry in 1991 when he joined Flagship Financial, which was later acquired by NAM. Mr. Brennan became a portfolio manager in 1994. He received a B.S. from Wright State University. Mr. Brennan holds the Chartered Financial Analyst designation and is a registered CPA (inactive) in the state of Ohio.

Other Accounts Managed by the Portfolio Manager.    The Portfolio Manager also has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

Number of Other Accounts Managed and Assets by Account Type as of October 31, 2018

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
Paul L. Brennan, CFA, CPA	Registered Investment Companies	10	$13.86 billion	0	$0
	Other Pooled Investment Vehicles	1	$40.39 million	0	$0
	Other Accounts	3	$50.51 million	0	$0

As described above, the Portfolio Manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Compensation.    Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base Pay.    Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

Annual Cash Bonus.    The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of NAM.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless

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the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with NAM’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of NAM based on its operating earnings.

Long-term Incentive Compensation.    Certain key employees of NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

Potential Material Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Ownership of Fund Shares by the Portfolio Manager.    As of October 31, 2018, the Portfolio Manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Paul L. Brennan, CFA, CPA	$100,001-$500,000

CODE OF ETHICS

The Fund, Nuveen Fund Advisors, NAM, Nuveen and other related entities have adopted codes of ethics (the “Code of Ethics”) that essentially prohibit certain of their personnel, including the Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Fund and may generally invest in securities in which the Fund may also invest subject to the restrictions set forth in the Code of Ethics. Text-only versions of the Code of Ethics of the Fund, Nuveen Fund Advisors, NAM, and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

The Fund invests primarily in municipal securities. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, but nevertheless provides reports to the Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer held by the Fund were to issue a proxy, or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Board or its representative. In the case of a conflict of interest, the proxy would be submitted to the Board to determine how the proxy should be voted. A member of NAM’s legal department would oversee the administration of the voting, and ensure that records were

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maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Board and made available to shareholders as required by applicable rules. NAM’s proxy voting policies and procedures are attached hereto as Appendix C. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 257-8787 or from the Fund’s website at http://www.nuveen.com, and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, NAM is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with NAM’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Securities, LLC or its affiliates or affiliates of Nuveen Fund Advisors except in compliance with the 1940 Act.

It is NAM’s policy to seek the best execution under the circumstances of each trade. NAM will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. While NAM will be primarily responsible for the placement of the business of the Fund, NAM’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board.

NAM may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where NAM reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not

55

participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from NAM’s management outweigh any disadvantage that may arise from NAM’s larger management activities and its need to allocate securities.

Substantially all of the Fund’s trades are effected on a principal basis. The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

Brokerage Commissions Paid
Fiscal year ended October 31, 2018	$—
Fiscal year ended October 31, 2017	$—
Fiscal year ended October 31, 2016	$1,345

During the fiscal year ended October 31, 2018, the Fund did not pay commissions in return for research services or hold any securities of its regular broker-dealers.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen Securities, LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board, including a majority of the independent trustees.

NET ASSET VALUE

The Fund’s net asset value per Common Share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of Common Shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board or its delegate, Nuveen Asset Management.

In determining net asset value, securities and other assets for which market quotations are available are valued daily at market value and expenses are accrued and applied daily. The prices of fixed income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, which is typically the case for municipal bonds, the pricing service establishes a security’s fair value based on various factors, including prices of comparable fixed income securities utilizing a matrix pricing system. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be different from the value realized upon the sale of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose

56

trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of net asset value; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.

BENEFICIAL OWNERS

As of December 31, 2018, the officers and trustees of the Fund, in the aggregate, beneficially owned less than 1% of the Fund’s total outstanding Common Shares and less than 1% of the Fund’s total outstanding Preferred Shares.

5% Shareholders

Information regarding shareholders or groups of shareholders who beneficially own 5% or more of a class of shares of the Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Fund on or before January 7, 2019.

Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
MFP Shares (Series A)	Wells Fargo Bank, N.A. 101 North Phillips Ave Sioux Falls, SD 57104	4,054	100%

VRDP Shares (Series 1)	Citibank, N.A. 399 Park Avenue New York, NY 10022	1,790	100%

VRDP Shares of certain series are designed to be eligible for purchase by money market funds. Based on information provided by the remarketing agent for the VRDP Shares of each applicable series of the Fund, money market funds within certain fund complexes may hold, in the aggregate, 5% or more of the outstanding VRDP Shares of the Fund, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares constituting 5% or more of the outstanding VRDP Shares of the Fund. Information with respect to aggregate holdings of VRDP Shares associated with fund complexes identified by the remarketing agents for the Fund (number of VRDP Shares and percentage of total outstanding) is as follows: Series 2: The Vanguard Group (2,640 shares (69%) and Federated (1,214 shares (31%)); Series 4: JP Morgan (950 shares (53%)), The Vanguard Group (315 shares (18%)), Charles Schwab Investment Management (295 shares (16%)), and Federated (240 shares (13%)); Series 5: The Vanguard Group (1,935 shares (57%)) and JP Morgan (1,470 shares (43%)); and Series 6: The Vanguard Group (1,934 shares (59%)) and JP Morgan (1,333 shares (41%)).

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TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders that hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders that are subject to special rules, including, without limitation, shareholders with large positions in the Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons that hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders that are subject to the federal alternative minimum tax (except as discussed below), or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The recent tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes, generally effective for taxable years beginning after December 31, 2017, to the income tax rules for taxation of individuals and corporations. Many of the changes affecting individuals apply only for taxable years beginning after December 31, 2017 and before January 1, 2026. There were only minor changes to the rules specifically affecting regulated investment companies, such as the Fund. The Tax Act, however, made numerous other changes to the tax rules affecting shareholders and the Fund including the elimination of the alternative minimum tax for corporations and revision of the alternative minimum tax calculation for non-corporate taxpayers. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from U.S. federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other requirements, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total

58

assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gains and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, the Fund generally will not have to pay U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gains. However, if the Fund retains any net capital gains or any investment company taxable income, it will be subject to tax at the corporate rate on the amount retained. If the Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders that, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their share of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the U.S. federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gains not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are

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dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on state and local bonds that pay interest exempt from regular U.S. federal income tax and are so reported by the Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax in the case of noncorporate investors.

The Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

If the Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can report as exempt-interest dividends by the disallowed amount. Income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

Distributions to shareholders of net investment income received by the Fund from taxable investments, if any, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Taxable distributions are subject to U.S. federal income tax whether reinvested in additional shares of the Fund or paid in cash.

Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). “Qualified dividend income” received by noncorporate shareholders is taxed for U.S. federal income tax purposes at rates equivalent to long-term capital gains tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as

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the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The IRS requires that the Fund report distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of the total Fund dividends received by such class. Thus, the Fund will report dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Earnings and profits are generally treated, for U.S. federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.

If the Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company, subject the Fund to a nondeductible 4% federal excise tax or both. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. However, there can be no assurance that any such action would achieve these objectives. The Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be deemed to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person that is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder that is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person [that] regularly uses a part of such facility in [its] trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain

61

members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other consequences, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The sale or exchange of shares of the Fund normally will result in capital gains or losses to shareholders that hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gains or losses if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gains or losses. For corporations, both long-term and short-term capital gains are taxed at the same rate that applies to ordinary income. However, for non-corporate taxpayers, long-term capital gains are currently taxed at a maximum U.S. federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

U.S. federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Pursuant to its non-fundamental investment policy adopted on February 4, 2016, the Fund does not intend to acquire securities whose income is subject to the federal alternative

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minimum tax applicable to individuals. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax applicable to individuals.

Certain non-corporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of certain property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to U.S. federal income tax.

The Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders that fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or that have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is furnished to the IRS.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

With respect to the Preferred Shares of the Fund, the Fund has received or will receive an opinion from special tax counsel that the Preferred Shares constitute or will constitute stock of the Fund, and the foregoing discussion relies on the position that the Preferred Shares will constitute stock of the Fund. Accordingly, distributions with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for U.S. federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the Preferred Shares issued by the Fund, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Fund’s treatment of the Preferred Shares as stock. If the IRS were to succeed in such a challenge, holders of Preferred Shares could be treated as having received taxable interest or dividends rather than exempt-interest dividends, which could require them to file amended income tax returns, report additional taxable income and pay additional tax, interest, and penalties.

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FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon appearing in the Fund’s Annual Report for the fiscal year ended October 31, 2018 are incorporated herein by reference in this SAI. The Fund’s Annual Report may be obtained without charge by calling (800) 257-8787 or on Nuveen’s website at www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this SAI.

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APPENDIX A

RATINGS OF INVESTMENTS

S&P Global Ratings—A brief description of the applicable S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the financial obligation; and

•

Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-).

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital investments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard &Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligations rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligations Ratings

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure that timely payment of purchase price upon demand.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings Inc.—A brief description of the applicable Fitch Ratings Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Near Default. A default or default-like process has begun, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; or

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan, or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstances, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fl: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted Default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX B

DERIVATIVE STRATEGIES AND RISKS

Set forth below is additional information regarding the various techniques involving the use of derivatives.

FINANCIAL FUTURES

A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund desires to increase its exposure to long-term bonds and has identified long-term bonds it wishes to purchase at a future time, but expects market interest rates to decline (thereby causing the value of those bonds to increase), it might purchase financial futures. If interest rates did decrease, the value of those to-be-purchased long-term bonds would increase, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate, thereby helping maintain the Fund’s purchasing power. When the Fund purchases a financial future, it deposits in cash or securities an “initial margin”, typically equal to an amount between 1% and 5% of the contract amount. Thereafter, the Fund’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and market interest rates were expected to increase (causing those bonds’ values to decline), it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund’s portfolio would decline, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Fund as a hedging or anticipatory device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

OPTIONS ON FINANCIAL FUTURES

The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

INDEX FUTURES

A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

INDEX OPTIONS

The Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

SWAP AGREEMENTS

Swap agreements are two-party contracts entered into primarily by institutional investors, typically for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular security, or in a basket of securities representing a particular index. Swap agreements may include, by way of example, (i) interest rate swaps, in which one party exchanges a commitment to pay a floating, shorter-term interest rate (typically by reference to the rate of a specific security or index) for the other party’s commitment to pay a fixed, longer-term interest rate (either as specifically agreed, or by reference to a specified security or index); (ii) interest rate caps, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (iii) interest rate floors, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; (iv) interest rate collars, in which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts; (v) total return swaps, in which one party commits to pay the total return of an underlying security or asset in return for receiving from the other party a specified return or the return of another instrument (typically a floating short-term interest rate), and (vi) credit default swap, in which the buyer pays a periodic fee in return for a contingent payment by the seller upon a credit event (such as a default) happening with respect to a specified instrument, typically in an amount equivalent to the loss incurred on a specific investment in that security due to the credit event.

A Fund may enter into such swap agreements for any purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of securities that the Fund anticipates purchasing at a later date.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that Nuveen Fund Advisors reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended, may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated.

APPENDIX C

Proxy Voting Policies and Procedures

Effective Date: January 1, 2011, as last amended September 20, 2016

I.    General Principles

A.

Nuveen Asset Management, LLC (“NAM”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon NAM complete discretion to vote proxies.[1]

B.

It is NAM’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, NAM also seeks to enhance total investment return for its clients.

C.

If NAM contracts with another investment adviser to act as a sub-adviser for an Account, NAM may delegate proxy voting responsibility to the sub-adviser. Where NAM has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by NAM.

D.

NAM’s Proxy Voting Committee (“PVC”) provides oversight of NAM’s proxy voting policies and procedures, including (1) providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws; and (2) approving the proxy voting policies and procedures.

II.    Policies

The PVC after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services.i As a result, such policies set forth NAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, NAM maintains the fiduciary responsibility for all proxy voting decisions.

III.    Procedures

A.

Supervision of Proxy Voting. Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the PVC. The PVC shall supervise the relationships with NAM’s proxy voting services, ISS.

ISS apprises Nuveen Global Operations (“NGO”) of shareholder meeting dates, and casts the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS serves as NAM’s proxy voting record keepers and generate reports on how proxies were voted.

[1]

NAM does not vote proxies where a client withholds proxy voting authority, and in certain non-discretionary and model programs NAM votes proxies in accordance with its policies and procedures in effect from time to time. Clients may opt to vote proxies themselves, or to have proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.[i] ISS has separate polices for Taft Hartley plans and it is NAM’s policy to apply the Taft Hartley polices to accounts that are Taft Hartley Plans.

B.	Conflicts of Interest.

1.	The following relationships or circumstances may give rise to conflicts of interest[2]:

a.	The issuer or proxy proponent (e.g., a special interest group) is TIAA-CREF, the ultimate principal owner of NAM, or any of its affiliates.

b.

The issuer is an entity in which an executive officer of NAM or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.	The issuer is a registered or unregistered fund for which NAM or another affiliated adviser serves as investment adviser or sub-adviser (e.g., Nuveen Funds and TIAA Funds).

d.	Any other circumstances that NAM is aware of where NAM’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2.

NAM will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, NAM believes the risk related to conflicts will be minimized.

3.

To further minimize this risk, Compliance will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4.

In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from appropriate investment personnel. Before doing so, the PVC will consult with Legal to confirm that NAM faces no material conflicts of its own with respect to the specific proxy vote.

5.

Where ISS and NAM are determined to face a conflict, the PVC will recommend to NAM’s Compliance Committee or designee a course of action designed to address the conflict. Such actions could include, but are not limited to:

a.	Obtaining instructions from the affected client(s) on how to vote the proxy;

b.	Disclosing the conflict to the affected client(s) and seeking their consent to permit NAM to vote the proxy;

c.	Voting in proportion to the other shareholders;

e.

Recusing the individual with the actual or potential conflict of interest from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

f.	Following the recommendation of a different independent third party.

[2]

A conflict of interest shall not be considered material for the purposes of these Policies and Procedures with respect to a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

6.

In addition to all of the above-mentioned and other conflicts, the Head of Equity Research, NGO and any member of the PVC must notify NAM’s Chief Compliance Officer (“CCO”) of any direct, indirect or perceived improper influence exerted by any employee, officer or director of TIAA or its subsidiaries with regard to how NAM should vote proxies. NAM Compliance will investigate any such allegations and will report the findings to NAM’s Compliance Committee. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers, or notification of the appropriate regulatory authorities. In all cases, NAM will not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.

Proxy Vote Override. From time to time, a portfolio manager of an account (a “Portfolio Manager”) may initiate action to override ISS’s recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by NAM’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one member of the PVC shall authorize the override. If a material conflict exists, the conflict and, ultimately, the override recommendation will be rejected and will revert to the original ISS recommendation or will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D.	Securities Lending.

1.

In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2.

Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E.

Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, NAM shall make and retain five types of records relating to proxy voting; (1) NAM’s proxy voting policies and procedures; (2) proxy statements received with respect to securities in client accounts; (3) records of proxy votes cast by NAM on behalf of clients accounts; (4) records of written requests from clients for proxy voting information relating to such client’s account, and written responses from NAM to either a written or oral request by clients; and (5) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. NAM may rely on ISS to make and retain on NAM’s behalf certain records pertaining to Rule 204-2.

F.

Fund of Funds Provision. In instances where NAM provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

G.

Legacy Securities. To the extent that NAM receives proxies for securities that are transferred into an account’s portfolio that were not recommended or selected by it and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NAM will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NAM’s interest in maximizing the value of client investments. NAM may agree to an account’s special request to vote a legacy security proxy, and would vote such proxy in accordance with NAM’s guidelines.

H.

Terminated Accounts. Proxies received after the termination date of an account generally will not be voted. An exception will be made if the record date is for a period in which an account was under NAM’s discretionary management or if a separately managed account (“SMA”) custodian failed to remove the account’s holdings from its aggregated voting list.

I.

Non-votes. NGO shall be responsible for obtaining reasonable assurance that proxies are voted (or, in rare instances, for voting proxies) on behalf, and in cases where further instruction from NAM may be required in order to vote a given proxy or proxies, for ensuring that such instructions are submitted in a timely manner. It should not be considered a breach of this responsibility if NAM does not receive a proxy from ISS or a custodian with adequate time to analyze and direct to vote or vote a proxy by the required voting deadline.

NAM may determine not to vote proxies associated with the securities of any issuer if as a result of voting such proxies, subsequent purchases or sales of such securities would be blocked. However, NAM may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NAM may not vote proxies where the voting would in NAM’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to NAM.

In the case of SMAs, NAM may determine not to vote securities where voting would require the transfer of the security to another custodian designated by the issuer. Such transfer is generally outside the scope of NAM’s authority and may result in significant operational limitations on NAM’s ability to conduct transactions relating to the securities during the period of transfer. From time to time, situations may arise (operational or otherwise) that prevent NAM from voting proxies after reasonable attempts have been made.

J.	Review and Reports.

1.	The PVC shall maintain a review schedule. The schedule shall include reviews of the proxy voting policy (including the policies of any Sub-adviser engaged by NAM), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2.

The PVC will report to NAM’s Compliance Committee with respect to all identified conflicts and how they were addressed. These reports will include all accounts, including those that are sub-advised. NAM also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

K.

Vote Disclosure to Clients. NAM’s institutional and SMA clients can contact their relationship manager for more information on NAM’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and NAM’s vote.

IV.    Policy Owner

PVC

V.    Responsible Parties

PVC

NGO

Compliance

Legal Department

As amended: September 20, 2016

Nuveen AMT-Free Municipal Credit Income Fund

Common Shares

MuniFund Preferred Shares

STATEMENT OF ADDITIONAL INFORMATION

[•], 2019

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits.

1.	Contained in Part A:

Financial Highlights for Nuveen AMT-Free Municipal Credit Income Fund (the “Fund” or the “Registrant”) for fiscal years ended October 31, 2009, October 31, 2010, October 31, 2011, October 31, 2012, October 31, 2013, October 31, 2014, October 31, 2015, October 31, 2016, October 31, 2017 and October 31, 2018 are filed in Part A of this Registration Statement under the caption “Financial Highlights”.

Contained in Part B:

The financial statements and financial highlights and the accompanying notes thereto, and the report of the independent accounting firm included therein, for the fiscal year ended October 31, 2018 are incorporated by reference in Part B.

2.	Exhibits:

a.1	Declaration of Trust dated July 12, 1999 is incorporated by reference to Exhibit a.1 to Registrant’s Registration Statement on Form N-2 (File Nos. 333-160630 and 811-09475) as filed with the SEC on July 17, 2009.

a.2	Certificate of Amendment to Declaration of Trust dated October 6, 2009 is incorporated by reference to Exhibit a.3 to Registrant’s Registration Statement on Form N-2 (File Nos. 333-160630 and 811-09475) as filed with the SEC on October 9, 2009.

a.3	Certificate of Name Change Amendment to the Declaration of Trust dated December 9, 2011 is incorporated by reference to Exhibit (1)(b) to Registrant’s Registration Statement on Form N-14 (File No. 333-206627) as filed with the SEC on August 27, 2015.

a.4	Statement Establishing and Fixing the Rights and Preferences of Series 1 Variable Rate Demand Preferred Shares dated December 12, 2013 and related Notice of Special Rate Period.*

a.5	Certificate of Name Change Amendment to the Declaration of Trust dated April 1, 2016 is incorporated by reference to Exhibit (1)(c) to Registrant’s Registration Statement on Form N-14 (File No. 333-206627) as filed with the SEC on May 19, 2016.

a.6	Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares dated April 7, 2016.*

a.7	Statement Establishing and Fixing the Rights and Preferences of Series 4 Variable Rate Demand Preferred Shares dated June 15, 2016 and related Amendment No. 1.*

a.8	Statement Establishing and Fixing the Rights and Preferences of Series 5 Variable Rate Demand Preferred Shares dated November 9, 2016.*

a.9	Statement Establishing and Fixing the Rights and Preferences of Series 6 Variable Rate Demand Preferred Shares dated November 9, 2016.*

a.10	Certificate of Name Change Amendment to the Declaration of Trust dated December 12, 2016.**

a.11	Statement Establishing and Fixing the Rights and Preferences of Series A MuniFund Preferred Shares dated January 25, 2018 and related Supplement Initially Designating the Variable Rate Mode.**

b.	Registrant’s By-laws (Amended and Restated as of November 18, 2009) is incorporated herein by reference to Exhibit b. of Registrant’s Registration Statement on Form N-2 (File Nos. 333-173036 and 811-09475) as filed with the SEC on March 24, 2011.

c.	Not Applicable.

Part C-1

d.1	Form of Share Certificate for Common Shares is incorporated herein by reference to Exhibit d. to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File Nos. 333-59770 and 811-09475) as filed with the SEC on October 24, 2001.

d.2	Form of Share Certificate for MFP Shares.**

d.3	Form of Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares.**

d.4	Form of Supplement to the Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares Designating the Variable Rate Remarketed Mode.**

d.5	Form of Supplement to the Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares Designating the Variable Rate Mode.**

d.6	Form of Supplement to the Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares Designating the Variable Rate Mode (Adjustable Rate).**

e.	Terms and Conditions of the Dividend Reinvestment Plan is incorporated by reference to Exhibit e. to Nuveen Municipal Income Fund, Inc.’s Registration Statement on Form N-2 (File Nos. 333-211435 and 811-05488) as filed with the SEC on May 18, 2016.

f.	Not Applicable.

g.1	Investment Management Agreement dated April 11, 2016 (the “Investment Management Agreement”) is incorporated by reference to Exhibit (6)(a) to Registrant’s Registration Statement on Form N-14 (File No. 333-206627) as filed with the SEC on May 19, 2016.

g.2	Investment Sub-Advisory Agreement dated April 11, 2016 (the “Investment Sub-Advisory Agreement”) is incorporated by reference to Exhibit (6)(b) to Registrant’s Registration Statement on Form N-14 (File No. 333-206627) as filed with the SEC on May 19, 2016.

g.3	Renewal of the Investment Management Agreement dated July 24, 2018 is incorporated by reference to Exhibit g.2 to Nuveen Dow 30SM Dynamic Overwrite Fund’s Registration Statement on Form N-2 (File Nos. 333-226218 and 811-22970) as filed with the SEC on October 1, 2018.

g.4	Notice of Continuance of Investment Sub-Advisory Agreements dated July 24, 2018 is incorporated by reference to Exhibit g.4 to Nuveen Dow 30SM Dynamic Overwrite Fund’s Registration Statement on Form N-2 (File Nos. 333-226218 and 811-22970) as filed with the SEC on October 1, 2018.

h.1	Form of Distribution Agreement between Registrant and Nuveen Securities, LLC.**

h.2	Form of Underwriting Agreement.**

h.3	Form of Nuveen Master Selected Dealer Agreement is incorporated herein by reference to Exhibit h.3 of Registrant’s Registration Statement on Form N-2 (File Nos. 333-173036 and 811-09475) as filed with the SEC on March 24, 2011.

h.4	Form of Dealer Letter Agreement is incorporated herein by reference to Exhibit h.5 of Registrant’s Registration Statement on Form N-2 (File Nos. 333-173036 and 811-09475) as filed with the SEC on March 24, 2011.

i.	Nuveen Open-End and Closed-End Fund Deferred Compensation Plan for Independent Directors and Trustees (Restated effective April 27, 2017) is incorporated by reference to Exhibit i. to Nuveen California AMT-Free Quality Municipal Income Fund’s Registration Statement on Form N-2 (File Nos. 333-184971 and 811-21212) as filed with the SEC on November 16, 2017.

Part C-2

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated July 15, 2015 (the “Custodian Agreement”) is incorporated by reference to Exhibit 9(a) to Registrant’s Registration Statement on Form N-14 (File No. 333-206627) as filed with the SEC on October 2, 2015.

j.2	Transfer Agency and Service Agreement dated June 15, 2017 between Registrant and Computer Share Inc. and Computershare Trust Company, N.A. (the “Transfer Agency Agreement”) is incorporated by reference to Exhibit k.1 to Nuveen California AMT-Free Quality Municipal Income Fund’s Registration Statement on Form N-2 (File Nos. 333-184971 and 811-21212) as filed with the SEC on November 16, 2017.

j.3	Appendix A to the Custodian Agreement (Updated as of August 1, 2017) is incorporated by reference to Exhibit j.2 to Nuveen California AMT-Free Quality Municipal Income Fund’s Registration Statement on Form N-2 (File Nos. 333-184971 and 811-21212) as filed with the SEC on November 16, 2017.

j.4	First Amendment to Transfer Agency Agreement dated September 7, 2017 is incorporated by reference to Exhibit k.2 to Nuveen California AMT-Free Quality Municipal Income Fund’s Registration Statement on Form N-2 (File Nos. 333-184971 and 811-21212) as filed with the SEC on November 16, 2017.

k.	Not Applicable.

l.1	Opinion of Morgan, Lewis & Bockius LLP.***

l.2	Opinion of Sidley Austin LLP.****

m.	Not Applicable.

n.	Consent of KPMG LLP.*****

o.	Not Applicable.

p.	Not Applicable.

q.	Not Applicable.

r.	Code of Ethics and Reporting Requirements of Nuveen (including affiliated entities) and the Nuveen Funds as amended July 1, 2018 is incorporated by reference to Exhibit r.1 to Nuveen S&P 500 Buy-Write Income Fund’s Registration Statement on Form N-2 (File No. 811-21619) as filed with the SEC on July 6, 2018.

s.1	Powers of Attorney dated May 23, 2018.*

s.2	Form of Remarketing Agreement for VRRM-MFP Shares.**

*	Filed as an Exhibit to the Registrant’s Registration Statement of Form N-2 (File No. 811-09475) on July 12, 2018.
**	Filed as an Exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 811-09475) on October 26, 2018.
***

Qualified opinion filed as an Exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 811-09475) on October 26, 2018. Unqualified opinion relating to the securities issued to be filed by post-effective amendment.

****	Tax opinion to be filed by post-effective amendment.
*****	Filed herewith.

Item 26:	Marketing Arrangements.

Reference is made to the form of Underwriting Agreement, the form of Distribution Agreement and the form of Dealer Agreement for the Registrant’s Common Shares and Preferred Shares filed as exhibits to the Registration Statement and the Underwriting Agreement, Distribution Agreements and Dealer Agreements (or forms thereof) which relate to the specific issuances of Common Shares and Preferred Shares under the Registration Statement and filed as exhibits to the Registration Statement. Reference also is made to the

Part C-3

information under the headings “Plan of Distribution” in the Registrant’s prospectus and under the heading “Underwriting,” or other similar such captions, in the Registrant’s prospectus supplement relating to specific issuances of Common Shares and Preferred Shares filed with the Securities and Exchange Commission from time to time.

Item 27:	Other Expenses of Issuance and Distribution.

Securities and Exchange Commission Registration Fees	$66,663.30
Printing and Engraving Fees	$60,000.00
Legal Fees	$700,000.00
Audit Fees	$13,000.00
Rating Agency Fees	$433,125.00
Miscellaneous Expenses	$7,211.70

$1,280,000.00

Item 28:	Persons Controlled by or under Common Control with Registrant.

None.

Item 29:	Number of Holders of Securities.

As of December 31, 2018:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	73,973
Preferred Shares	7

Item 30: Indemnification.

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or

Part C-4

reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures and $1,000,000 deductible for all other claims.

Section 7 of the Form of Underwriting Agreement filed as Exhibit h.2 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriter, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Part C-5

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1993 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser and Sub-Adviser.

Nuveen Fund Advisors manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Joseph T. Castro, Senior Managing Director	Senior Managing Director (since 2017), Head of Compliance (since 2013) of Nuveen, LLC; Senior Managing Director (since 2017) of Nuveen Services, LLC.

Anthony E. Ciccarone, Executive Vice President	Executive Vice President (since 2016), formerly, Managing Director (2015-2016) of Nuveen Securities, LLC; Executive Vice President (since 2018) of Nuveen Services, LLC; formerly, Executive Vice President (2016-2017), of Nuveen Investments, Inc.

Erik Mogavero, Managing Director and Chief Compliance Officer	Formerly employed by Deutsche Bank (2013- August 2017) as Managing Director, Head of Asset Management and Wealth Management Compliance for the Americas region and Chief Compliance Officer of Deutsche Investment Management Americas.

Austin P. Wachter, Managing Director and Controller	Managing Director and Controller (since 2017) (formerly, Assistant Treasurer and Assistant Controller) of Nuveen Asset Management, LLC; Controller (since 2017) of Nuveen Investments, Inc., Nuveen Alternative Investments, LLC, Nuveen Alternatives Advisors LLC, Nuveen Finance, LLC, Nuveen Services, LLC, NWQ Investment Management Company, Nuveen Investments Advisers, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC; Controller (since 2014) of Nuveen, LLC; Controller (since 2016) formerly, Vice President and Funds Treasurer (2014-2016) of Teachers Advisors, LLC; Controller (since 2016), formerly, Senior Director and Funds Treasurer (2014-2016) of Teachers Insurance and Annuity Association of America.

Part C-6

Nuveen Asset Management LLC (“NAM”) currently serves as sub-adviser to the Fund and as an investment adviser or sub-adviser to certain other open-end and closed-end funds and as investment adviser to separately managed accounts. The address for NAM is 333 West Wacker Drive, Chicago, Illinois 60606. See “Investment Adviser, Sub-Adviser and Portfolio Manager” in Part B of the Registration Statement.

Set forth below is a list of each director and officer of NAM, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with NAM	Other Business Profession, Vocation or Employment During Past Two Years
William T. Huffman, President	None.

Stuart J. Cohen, Managing Director and Head of Legal	Managing Director and Assistant Secretary (since 2002) of Nuveen Securities, LLC; Managing Director (since 2007) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC.

Diane S. Meggs, Managing Director and Chief Compliance Officer	Managing Director and Compliance Manager (since 2011) of Nuveen Fund Advisors, LLC; Managing Director and Chief Compliance Officer (since 2013) of Nuveen Investments Advisers Inc.

Austin P. Wachter, Managing Director, Treasurer and Controller	Managing Director and Controller (since 2017) (formerly, Assistant Treasurer and Assistant Controller) of Nuveen Asset Management, LLC; Controller (since 2017) of Nuveen Investments, Inc., Nuveen Alternative Investments, LLC, Nuveen Alternatives Advisors LLC, Nuveen Finance, LLC, Nuveen Services, LLC, NWQ Investment Management Company, Nuveen Investments Advisers, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC; Controller (since 2014) of Nuveen, LLC; Controller (since 2016) formerly, Vice President and Funds Treasurer (2014-2016) of Teachers Advisors, LLC; Controller (since 2016), formerly, Senior Director and Funds Treasurer (2014-2016) of Teachers Insurance and Annuity Association of America.

Item 32: Location of Accounts and Records.

Nuveen Fund Advisors, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Fund’s Declaration of Trust, By-Laws, minutes of trustee and shareholder meetings, and contracts of the Registrant and all advisory material of the investment adviser. Nuveen Asset Management, LLC, in its capacity as sub-adviser, may also hold certain accounts and records of the Fund.

Computershare Inc., 250 Royall Street, Canton, Massachusetts 02021 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors or NAM.

Item 33: Management Services.

Not applicable.

Part C-7

Item 34: Undertakings.

1. The Registrant undertakes to suspend the offering of its shares until the prospectus is amended if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the

Part C-8

following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. The Registrant undertakes that:

(a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Part C-9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 11th day of January, 2019.

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

/s/ GIFFORD R. ZIMMERMAN
Gifford R. Zimmerman,
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ STEPHEN D. FOY Stephen D. Foy	Vice President and Controller (Principal Financial and Accounting Officer)	January 11, 2019

/s/ CEDRIC H. ANTOSIEWICZ Cedric H. Antosiewicz	Chief Administrative Officer (principal executive officer)	January 11, 2019

Terence J. Toth*	Chairman of the Board and Trustee

Margo L. Cook*	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee

Albin F. Moschner*	Trustee

John K. Nelson*	Trustee

Judith M. Stockdale*	Trustee

Carole E. Stone*	Trustee

Margaret L. Wolff*	Trustee

Robert L. Young*	Trustee

By*:	/s/ GIFFORD R. ZIMMERMAN
Gifford R. Zimmerman,
Attorney-in-Fact
January 11, 2019

*

The powers of attorney authorizing Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for the Trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed as Exhibit s. to the Registrant’s Registration Statement on Form N-2 (File No. 811-09475) on July 12, 2018 and are incorporated herein by reference.

EXHIBIT INDEX

Exhibit	Name

n.	Consent of KPMG LLP